UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-8598

The Commerce Funds

(Exact name of registrant as specified in charter)

922 Walnut St., Fourth Floor, Mail Code = TB4-1, Kansas City, Missouri 64106
(Address of principal executive offices) (Zip code)

Diana E. McCarthy, Esq.,

Drinker Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:1-800-995-6365

Date of fiscal year end: 10/31

Date of reporting period: 10/31/09

ITEM 1.	REPORTS TO SHAREHOLDERS.

The Annual Report to Shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1) is filed herewith.

The Commerce Funds	Annual Report October 31, 2009
commerce funds TM

For Your Life’s Direction

At The Commerce Funds, we’re committed to providing sound investment choices to help you realize your most important financial goals, no matter where life takes you.

We offer a full range of mutual funds managed by Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank. With a choice of 8 portfolios—each targeting a specific investment goal—we make it easy for you to invest with confidence not just today, but throughout all the stages of your life.

Behind each of our Funds is a carefully defined investment philosophy and a commitment to the highest investment standards. This means, whether you are building a nest egg for retirement, planning for your child’s education, or saving for a special need, you can find investment options at The Commerce Funds.

In general, greater returns are associated with greater risks and increased risks create the potential for greater losses.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. The Commerce Investment Advisors, Inc. (the “Adviser” or “Commerce”) believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

COMMERCE FUND

Please note:

The information in this annual report is as of October 31, 2009 and is audited. To view more recent information about each Commerce Fund’s performance and portfolio or to obtain a prospectus, please visit our website at www.commercefunds.com. This report is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus, which contains more complete information about the Commerce Funds’ investment policies, management and expenses. Investors should read the prospectus carefully before investing.

You may also receive Commerce Funds information by calling toll free 1-800-995-6365 or by writing to P.O. Box 219525, Kansas City, Missouri, 64121-9525, or you may contact your investment professional. The Commerce Funds publish performance and portfolio information for each Commerce Fund at the end of every calendar quarter. Investors should read the prospectus carefully before investing or sending money.

COMMERCE GROWTH FUND

Growth Fund Overview

We present you with the annual report for the Commerce Growth Fund for the one-year period ended October 31, 2009.

A conversation with Joe Williams, Portfolio Manager of the Growth Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2009, the Fund generated an annualized total return of 15.55%. This return compares to the 17.51% annualized total return of the Fund’s benchmark, the Russell 1000 Growth Index.

Q: What were the material factors that affected the Fund’s performance relative to its benchmark during the reporting period?

A: The last twelve months can be divided into three segments: November to March, April to July, and August to October. From November through March, stocks declined, reaching a low as reflected in the Russell 1000 Growth Index on March 9th. During that period, the Fund had a higher quality portfolio than its benchmark, the Russell 1000 Growth Index, and outperformed the Index by 1.4%. From April through July, investors shifted from high quality, low beta stocks to high beta, low priced stocks. Beta is a measure of the sensitivity of the Fund’s returns to the market index returns. The Fund underperformed the Russell 1000 Growth Index by 4.1% during this period. From August through October, the Fund performed in line with the Russell 1000 Growth Index.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: In April and May we increased the beta of the Fund from 10% below the Russell 1000 Growth Index to match the Index. We continued to increase the beta over the Russell 1000 Growth Index during October by 6% to 7%. Generally, in a declining market, a lower beta is beneficial to performance and, in a rising market, a higher beta is beneficial to performance.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: The Fund’s financial stock holdings were our biggest relative outperformers over the financial stocks in the Russell 1000 Growth Index, rising 26% versus 15%, respectfully. The Fund focused on firms engaged in money management and avoided banks and insurance companies. Technology was the strongest sector over the last twelve months rising over 30%. While the stocks held in the Fund performed in line with the Russell 1000 Growth Index, we continued to increase our technology exposure throughout the year.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: In early spring, we cut back on process industries and non-energy minerals. While the Fund experienced a decline in several of these companies before the positions were reduced, we did not enjoy the significant rebound in prices that occurred over the last six months.

COMMERCE GROWTH FUND

Performance Summary

October 31, 2009

The following is performance information for the Commerce Growth Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2009

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception
Shares (commenced December 12, 1994)(a)	15.55%	0.86%	-2.26%	5.97%
Russell 1000® Growth Index (as of December 12, 1994)(b)	17.51%	1.27%	-3.39%	6.56%

Growth Fund Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Expense Ratios(c)

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Shares	1.11%	1.11%

(a)

Returns assume fee waivers and expense reductions. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

The Russell 1000® Growth Index, an unmanaged index, is a market capitalization weighted index of those 1,000 Russell companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect the deduction of any fees, expenses or taxes.

(c)	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time by the Adviser. If this occurs, the expense ratios may change without shareholder approval.

COMMERCE GROWTH FUND

Schedule of Investments

October 31, 2009

Shares	Description	Value
Common Stocks – 98.8%
Commercial Services – 0.2%
3,700	Dun & Bradstreet Corp.	$ 283,272

Consumer Non-Durables – 9.1%
52,900	Coca-Cola Enterprises, Inc.	1,008,803
16,100	Colgate-Palmolive Co.	1,265,943
9,100	Kimberly-Clark Corp.	556,556
37,200	Mead Johnson Nutrition Co.	1,563,888
21,800	PepsiCo, Inc.	1,319,990
12,000	Philip Morris International, Inc.	568,320
13,300	Phillips-Van Heusen Corp.	533,995
16,400	Polo Ralph Lauren Corp.	1,220,488
19,600	Procter & Gamble Co.	1,136,800
16,700	The Coca-Cola Co.	890,277

		10,065,060

Consumer Services – 4.9%
11,900	Chipotle Mexican Grill, Inc.*	969,731
28,000	DISH Network Corp.*	487,200
8,100	ITT Educational Services, Inc.*	731,835
5,100	McDonald’s Corp.	298,911
16,600	Panera Bread Co.*	995,668
44,600	The Walt Disney Co.	1,220,702
25,500	Weight Watchers International, Inc.	676,005

		5,380,052

Distribution Services – 1.4%
16,400	W.W. Grainger, Inc.	1,537,172

Electronic Technology – 19.6%
14,500	Apple Computer, Inc.*	2,733,250
161,000	Cisco Systems, Inc.*	3,678,850
40,700	CommScope, Inc.*	1,099,714
78,800	Corning, Inc.	1,151,268
70,200	Hewlett-Packard Co.	3,331,692
33,100	Intel Corp.	632,541
51,900	Juniper Networks, Inc.*	1,323,969
50,600	Linear Technology Corp.	1,309,528
16,400	Lockheed Martin Corp.	1,128,156
92,100	Marvell Technology Group Ltd.*	1,263,612
10,900	QUALCOMM, Inc.	451,369
96,000	Texas Instruments, Inc.	2,251,200
40,300	Western Digital Corp.*	1,357,304

		21,712,453

Energy Minerals – 3.9%
25,900	CONSOL Energy, Inc.	1,108,779
21,000	Exxon Mobil Corp.	1,505,070
22,200	Occidental Petroleum Corp.	1,684,536

		4,298,385

Finance – 7.0%
5,800	BlackRock, Inc.	1,255,642
16,400	Franklin Resources, Inc.	1,715,932
46,400	Morgan Stanley & Co.	1,490,368
22,400	Northern Trust Corp.	1,125,600
26,900	Prudential Financial, Inc.	1,216,687
51,400	The Charles Schwab Corp.	891,276

		7,695,505

Shares	Description	Value
Common Stocks – (continued)
Health Services – 3.3%
39,300	IMS Health, Inc.	$ 644,127
35,000	Medco Health Solutions, Inc.*	1,964,200
20,200	Stericycle, Inc.*	1,057,874

		3,666,201

Health Technology – 11.3%
16,000	Abbott Laboratories	809,120
11,900	Allergan, Inc.	669,375
20,700	Becton, Dickinson & Co.	1,415,052
19,600	C. R. Bard, Inc.	1,471,372
49,700	Eli Lilly & Co.	1,690,297
52,800	Gilead Sciences, Inc.*	2,246,640
33,000	Johnson & Johnson	1,948,650
36,200	Stryker Corp.	1,665,200
19,700	Valeant Pharmaceuticals International*	579,180

		12,494,886

Industrial Services – 1.5%
26,100	Schlumberger Ltd.	1,623,420

Non-Energy Minerals* – 1.4%
21,000	Freeport-McMoRan Copper & Gold, Inc.	1,540,560

Process Industries – 3.4%
24,800	Crown Holdings, Inc.*	660,920
44,500	E. I. du Pont de Nemours and Co.	1,415,990
3,500	Monsanto Co.	235,130
21,700	The Lubrizol Corp.	1,444,352

		3,756,392

Producer Manufacturing – 4.8%
34,300	Harsco Corp.	1,080,107
35,800	Illinois Tool Works, Inc.	1,643,936
43,000	United Technologies Corp.	2,642,350

		5,366,393

Retail Trade – 6.9%
16,700	Amazon.com, Inc.*	1,984,127
3,100	AutoZone, Inc.*	419,461
20,700	Best Buy Co., Inc.	790,326
25,300	Dollar Tree, Inc.*	1,141,789
37,700	The Gap, Inc.	804,518
38,400	The TJX Cos., Inc.	1,434,240
21,800	Wal-Mart Stores, Inc.	1,083,024

		7,657,485

Technology Services – 18.6%
30,600	Adobe Systems, Inc.*	1,007,964
25,800	BMC Software, Inc.*	958,728
5,000	Google, Inc.*	2,680,600
46,900	Hewitt Associates, Inc.*	1,665,888
40,600	International Business Machines Corp.	4,896,766
191,600	Microsoft Corp.	5,313,068
143,900	Oracle Corp.	3,036,290
17,700	Sohu.com, Inc.*	984,120

		20,543,424

4	The accompanying notes are an integral part of these financial statements.

COMMERCE GROWTH FUND

Schedule of Investments (continued)

October 31, 2009

Shares	Description	Value
Common Stocks – (continued)
Transportation – 0.6%
15,000	CSX Corp.	$ 632,700

Utilities* – 0.9%
70,200	Mirant Corp.	981,396

TOTAL COMMON STOCKS
(Cost $109,892,845)		$109,234,756

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement(a) – 1.3%
State Street Bank & Trust Co.
$1,429,000	0.010%	11/02/09	$ 1,429,000
Maturity Value: $1,429,001
(Cost $1,429,000)

TOTAL INVESTMENTS – 100.1%
(Cost $111,321,845)			$110,663,756

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(142,187)

NET ASSETS – 100.0%			$110,521,569

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Repurchase agreement was entered into on October 30, 2009. This agreement was fully collateralized by $1,460,000 U.S. Treasury Bill, 0.000%, due 04/15/10 with a market value of $1,458,978.

PORTFOLIO COMPOSITION

Industry Allocation	AS OF 10/31/09	AS OF 10/31/08

Electronic Technology	19.6%	17.0%
Technology Services	18.6	14.9
Health Technology	11.3	13.9
Consumer Non-Durables	9.1	6.4
Finance	7.0	4.9
Retail Trade	6.9	5.6
Consumer Services	4.9	2.7
Producer Manufacturing	4.8	7.1
Energy Minerals	3.9	7.9
Process Industries	3.4	4.0
Health Services	3.3	3.6
Industrial Services	1.5	5.7
Non-Energy Minerals	1.4	—
Distribution Services	1.4	2.4
Utilities	0.9	—
Exchange Traded Fund	—	0.3
Transportation	0.6	1.0
Commercial Services	0.2	2.4
Short-term Obligation	1.3	0.4

TOTAL INVESTMENTS	100.1%	100.2%

The percentage shown for each Industry Allocation reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such, its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	5

COMMERCE VALUE FUND

Value Fund Overview

We present you with the annual report for the Commerce Value Fund for the one-year period ended October 31, 2009.

A conversation with Matthew Schmitt and Joe Williams, Portfolio Co-Managers of the Value Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2009, the Fund generated an annualized total return of 5.19%. This return compares to the 4.78% annualized total return of the Fund’s benchmark, the Russell 1000 Value Index.

Q: What were the material factors that affected the Fund’s performance relative to its benchmark during the reporting period?

A: The Fund maintained very modest sector bets but even these small bets in the past year were helpful given the wide range of returns between sectors. The Fund’s slight underweight position in the finance and utility sectors, which comprise roughly 30% of the benchmark and were among the weakest sectors over the period, contributed to the Fund’s outperformance.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: The Fund increased the number of holdings in the portfolio to help insulate against the increased volatility of the equity markets brought on by the financial crisis during the fall of 2008. The portfolio currently holds 156 positions and is targeting between 140 and 160 individual stocks.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: Strong security selection in the non-energy minerals sector with Freeport-McMoRan Copper & Gold* (up 144%) and Reliance Steel & Aluminum Co.* (up 52%) during the period added to Fund returns. The Fund added exposure in the commercial services sector during the year and was rewarded with strong performance from R.R. Donnelley &

Sons*, Cintas Corp.* and Lender Processing Services Inc.*. In addition to the security selection, the small sector bets mentioned above also helped boost Fund returns during the year.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: The Fund’s security selection in the finance sector was the primary drag on Fund returns over the year. The primary problem was that the Fund did not hold enough lower quality and lower price per share financial stocks that enjoyed the largest recovery coming out of the crisis and panic during the late spring and summer months of 2009.

*	The Fund may discontinue investing in these securities at any time.

COMMERCE VALUE FUND

Performance Summary

October 31, 2009

The following is performance information for the Commerce Value Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2009

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception
Shares (commenced March 3, 1997)(a)	5.19%	-0.56%	1.22%	2.62%
Russell 1000® Value Index (as of March 3, 1997)(b)	4.78%	-0.05%	1.70%	5.02%

Value Fund Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Expense Ratios(c)

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Shares	1.14%	1.14%

(a)

Returns assume fee waivers and expense reductions for certain periods. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

The Russell 1000® Value Index is an unmanaged market capitalization weighted index of those 1,000 Russell companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect the deduction of any fees, expenses or taxes.

(c)

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time by the Adviser. If this occurs, the expense ratios may change without shareholder approval.

COMMERCE VALUE FUND

Schedule of Investments

October 31, 2009

Shares	Description	Value
Common Stocks – 92.9%
Commercial Services – 1.2%
5,500	Cintas Corp.	$ 152,295
4,000	Lender Processing Services, Inc.	159,200
6,500	Moody’s Corp.	153,920
14,000	R.R. Donnelley & Sons Co.	281,120

		746,535

Communications – 5.6%
76,000	AT&T, Inc.	1,950,920
45,000	Frontier Communications Corp.	322,650
42,500	Verizon Communications, Inc.	1,257,575

		3,531,145

Consumer Durables – 0.7%
29,000	Ford Motor Co.*	203,000
16,500	Newell Rubbermaid, Inc.	239,415

		442,415

Consumer Non-Durables – 5.4%
14,000	Coca-Cola Enterprises, Inc.	266,980
13,000	Constellation Brands, Inc.*	205,660
7,500	General Mills, Inc.	494,400
16,500	Procter & Gamble Co.	957,000
10,500	Reynolds American, Inc.	509,040
14,000	Sara Lee Corp.	158,060
6,500	The Coca-Cola Co.	346,515
8,500	The Pepsi Bottling Group, Inc.	318,240
16,500	Tyson Foods, Inc.	206,580

		3,462,475

Consumer Services – 6.3%
10,000	Cablevision Systems Corp.	229,600
27,500	CBS Corp. Class B	323,675
18,000	Comcast Corp.	261,000
9,500	eBay, Inc.*	211,565
7,000	Expedia, Inc.*	158,690
17,000	Gannett Co., Inc.	166,940
6,500	Liberty Global, Inc.*	133,445
3,000	McDonald’s Corp.	175,830
26,000	MGM MIRAGE*	241,020
16,500	News Corp.	190,080
48,000	The Walt Disney Co.	1,313,760
4,000	Time Warner Cable, Inc.	157,760
15,000	Time Warner, Inc.	451,800

		4,015,165

Distribution Services* – 0.4%
15,000	Ingram Micro, Inc.	264,750

Electronic Technology – 4.4%
6,000	CommScope, Inc.*	162,120
10,500	EMC Corp.*	172,935
8,500	General Dynamics Corp.	532,950
8,000	Hewlett-Packard Co.	379,680
10,000	Intel Corp.	191,100
3,000	Lockheed Martin Corp.	206,370
27,000	Motorola, Inc.	231,390

Shares	Description	Value
Common Stocks – (continued)
Electronic Technology – (continued)
3,500	Northrop Grumman Corp.	$ 175,455
11,000	QLogic Corp.*	192,940
21,000	SanDisk Corp.*	430,080
18,000	Xerox Corp.	135,360

		2,810,380

Energy Minerals – 15.0%
5,000	Anadarko Petroleum Corp.	304,650
3,500	Apache Corp.	329,420
10,000	Chesapeake Energy Corp.	245,000
30,000	ChevronTexaco Corp.	2,296,200
18,000	ConocoPhillips	903,240
8,000	Devon Energy Corp.	517,680
2,250	EOG Resources, Inc.	183,735
48,500	Exxon Mobil Corp.	3,475,995
11,000	Marathon Oil Corp.	351,670
8,000	Occidental Petroleum Corp.	607,040
8,000	Valero Energy Corp.	144,800
4,000	XTO Energy, Inc.	166,240

		9,525,670

Finance – 22.0%
8,000	American Express Co.	278,720
13,000	Ameriprise Financial, Inc.	450,710
17,000	Annaly Capital Management, Inc.	287,470
6,000	Arthur J. Gallagher & Co.	133,860
5,000	Assurant, Inc.	149,650
109,000	Bank of America Corp.	1,589,220
4,500	Bank of Hawaii Corp.	199,800
14,500	Bank of New York Mellon Corp.	386,570
1,000	BlackRock, Inc.	216,490
6,000	Capital One Financial Corp.	219,600
750	CME Group, Inc.	226,957
18,000	Discover Financial Services	254,520
10,000	Fidelity National Financial, Inc.	135,700
33,000	Fifth Third Bancorp	295,020
7,250	HCP, Inc.	214,528
44,000	JPMorgan Chase & Co.	1,837,880
9,500	Lincoln National Corp.	226,385
6,000	Loews Corp.	198,600
6,500	MetLife, Inc.	221,195
18,000	Morgan Stanley & Co.	578,160
7,000	NYSE Euronext	180,950
4,000	PNC Financial Services Group, Inc.	195,760
25,000	ProLogis	283,250
3,500	Prudential Financial, Inc.	158,305
7,000	Raymond James Financial, Inc.	165,270
5,500	Reinsurance Group of America, Inc.	253,550
2,500	Simon Property Group, Inc.	169,725
7,500	State Street Corp.	314,850
5,000	The Allstate Corp.	147,850
7,500	The Chubb Corp.	363,900
10,000	The Hartford Financial Services Group, Inc.	245,200
11,000	The Progressive Corp.*	176,000
11,000	The Travelers Cos., Inc.	547,690

8	The accompanying notes are an integral part of these financial statements.

COMMERCE VALUE FUND

Shares	Description	Value
Common Stocks – (continued)
Finance – (continued)
4,500	Torchmark Corp.	$ 182,700
3,500	Transatlantic Holdings, Inc.	176,750
26,500	U.S. Bancorp.	615,330
13,500	Unum Group	269,325
2,500	Vornado Realty Trust	148,900
47,000	Wells Fargo & Co.	1,293,440

		13,989,780

Health Services – 1.4%
18,000	IMS Health, Inc.	295,020
6,500	UnitedHealth Group, Inc.	168,675
8,500	WellPoint, Inc.*	397,460

		861,155

Health Technology – 6.8%
20,500	Boston Scientific Corp.*	166,460
15,500	Eli Lilly & Co.	527,155
10,000	Hill-Rom Holdings, Inc.	195,900
14,000	Johnson & Johnson	826,700
25,000	Merck & Co., Inc.	773,250
109,268	Pfizer, Inc.	1,860,826

		4,350,291

Industrial Services – 2.4%
12,500	BJ Services Co.	240,000
8,000	Halliburton Co.	233,680
7,000	National-Oilwell Varco, Inc.*	286,930
8,500	Schlumberger Ltd.	528,700
12,500	The Williams Cos., Inc.	235,625

		1,524,935

Non-Energy Minerals – 1.8%
16,500	Alcoa, Inc.	204,930
4,000	Freeport-McMoRan Copper & Gold, Inc.*	293,440
4,500	Nucor Corp.	179,325
4,500	Reliance Steel & Aluminum Co.	164,160
11,000	Steel Dynamics, Inc.	147,290
4,500	United States Steel Corp.	155,205

		1,144,350

Process Industries – 3.1%
7,500	Archer-Daniels-Midland Co.	225,900
11,500	E. I. du Pont de Nemours and Co.	365,930
12,500	International Paper Co.	278,875
3,000	Lubrizol Corp.	199,680
3,500	Sigma-Aldrich Corp.	181,755
9,500	Sonoco Products Co.	254,125
20,000	The Dow Chemical Co.	469,600

		1,975,865

Producer Manufacturing – 5.7%
3,000	Eaton Corp.	181,350
5,000	Emerson Electric Co.	188,750
137,000	General Electric Co.	1,953,620
4,000	Honeywell International, Inc.	143,560

Shares	Description	Value
Common Stocks – (continued)
Producer Manufacturing – (continued)
5,000	Hubbell, Inc. Class B	$ 212,650
11,500	Illinois Tool Works, Inc.	528,080
15,000	Masco Corp.	176,250
5,000	Parker Hannifin Corp.	264,800

		3,649,060

Retail Trade – 2.4%
7,000	CVS Caremark Corp.	247,100
4,500	Kohl’s Corp.*	257,490
7,000	Lowe’s Cos., Inc.	136,990
16,500	Macy’s, Inc.	289,905
10,500	The Gap, Inc.	224,070
14,000	The Home Depot, Inc.	351,260

		1,506,815

Technology Services – 1.9%
8,000	BMC Software, Inc.*	297,280
10,000	CA, Inc.	209,200
10,000	Computer Sciences Corp.*	507,100
12,500	Symantec Corp.*	219,750

		1,233,330

Transportation – 1.1%
4,500	CSX Corp.	189,810
4,000	FedEx Corp.	290,760
4,500	Norfolk Southern Corp.	209,790

		690,360

Utilities – 5.3%
8,000	Alliant Energy Corp.	212,480
17,000	CenterPoint Energy, Inc.	214,200
7,500	DTE Energy Co.	277,350
26,500	Duke Energy Corp.	419,230
10,000	Edison International	318,200
6,000	Exelon Corp.	281,760
3,500	FPL Group, Inc.	171,850
12,500	Mirant Corp.*	174,750
6,500	PG&E Corp.	265,785
6,000	Progress Energy, Inc.	225,180
4,500	Questar Corp.	179,280
13,000	The Southern Co.	405,470
13,000	Xcel Energy, Inc.	245,180

		3,390,715

TOTAL COMMON STOCKS
(Cost $62,928,454)		$59,115,191

Exchange Traded Fund – 1.9%
22,500	iShares Russell 1000 Value Index Fund
	(Cost $1,297,399)	$1,208,475

The accompanying notes are an integral part of these financial statements.	9

COMMERCE VALUE FUND

Schedule of Investments (continued)

October 31, 2009

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement(a) – 2.3%
State Street Bank & Trust Co.
$1,458,000	0.010%	11/02/09	$ 1,458,000
Maturity Value: $1,458,001
(Cost $1,458,000)

TOTAL INVESTMENTS – 97.1%
(Cost $65,683,853)			$61,781,666

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%			1,840,615

NET ASSETS – 100.0%			$63,622,281

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Repurchase agreement was entered into on October 30, 2009. This agreement was fully collateralized by $1,490,000 U.S. Treasury Bill, 0.000%, due 04/15/10 with a market value of $1,488,957.

PORTFOLIO COMPOSITION

Industry Allocation	AS OF 10/31/09	AS OF 10/31/08

Finance	22.0%	23.0%
Energy Minerals	15.0	16.8
Health Technology	6.8	13.0
Consumer Services	6.3	1.8
Producer Manufacturing	5.7	6.6
Communications	5.6	6.8
Consumer Non-Durables	5.4	7.9
Utilities	5.3	4.7
Electronic Technology	4.4	4.2
Process Industries	3.1	3.1
Industrial Services	2.4	1.3
Retail Trade	2.4	2.5
Exchange Traded Fund	1.9	1.2
Technology Services	1.9	2.5
Non-Energy Minerals	1.8	1.0
Health Services	1.4	0.9
Commercial Services	1.2	0.8
Transportation	1.1	—
Consumer Durables	0.7	0.2
Distribution Services	0.4	—
Short-term Obligation	2.3	0.5

TOTAL INVESTMENTS	97.1%	98.8%

The percentage shown for each Industry Allocation reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such, its composition may differ over time.

10	The accompanying notes are an integral part of these financial statements.

COMMERCE MIDCAP GROWTH FUND

MidCap Growth Fund Overview

We present you with the annual report for the Commerce MidCap Growth Fund for the one-year period ended October 31, 2009.

A conversation with Joe Williams, Portfolio Manager of the MidCap Growth Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2009, the Fund generated an annualized total return of 19.76%. This return compares to the 22.48% annualized total return of the Fund’s benchmark, the Russell Midcap Growth Index.

Q: What were the material factors that affected the Fund’s performance relative to its benchmark during the reporting period?

A: The last twelve months can be divided up into three segments: November to March, April to July and August to October. From November through March, stocks declined, reaching a low as reflected in the Russell Midcap Growth Index on March 9th. During this period, the Fund had a higher quality portfolio than its benchmark, the Russell Midcap Growth Index, and outperformed the Index by 2.1%. From April through July investors shifted from high quality, low beta stocks to high beta, low priced stocks. Beta is a measure of the sensitivity of the Fund’s returns to the market index returns. The Fund underperformed the Russell Midcap Growth Index by 6.3% during this period. From August through October, the Fund performed in line with the Russell Midcap Growth Index.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: In April and May we increased the beta of the Fund from 10% below the Russell Midcap Growth Index to match the Index. The Fund continued to increase the beta to 9% over the Russell MidCap Growth Index by October.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: Consumer services and retailing stocks were hit hard during the market decline in early 2009. As the market rose from its low point in early March, we increased our exposure to consumer discretionary stocks, moving to an overweight position relative to the Russell Midcap Growth Index. Stock selection was a positive as our consumer discretionary stocks rose 41% versus 29% for the consumer discretionary stocks in the Russell Midcap Growth Index.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: Technology was the strongest performing sector in the Russell Midcap Growth Index for the last year, rising 33.8%. Unfortunately the technology stocks held in the Fund increased only 23.1%, thereby hurting performance.

COMMERCE MIDCAP GROWTH FUND

Performance Summary

October 31, 2009

The following is performance information for the Commerce MidCap Growth Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2009

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception
Shares (commenced December 12, 1994)(a)	19.76%	2.10%	-0.99%	5.77%
Russell MidCap® Growth Index (as of December 1, 1994)(b)	22.48%	2.22%	1.01%	7.58%

MidCap Growth Fund Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Expense Ratios(c)

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Shares	1.22%	1.22%

(a)

Returns assume fee waivers and expense reductions for certain periods. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

The Russell Midcap® Growth Index, an unmanaged index, measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect the deduction of any fees, expenses or taxes.

(c)

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time by the Adviser. If this occurs, the expense ratios may change without shareholder approval.

COMMERCE MIDCAP GROWTH FUND

Schedule of Investments

October 31, 2009

Shares	Description	Value
Common Stocks – 99.1%
Commercial Services – 4.5%
8,600	Dun & Bradstreet Corp.	$ 658,416
4,900	FactSet Research Systems, Inc.	313,845
6,000	Lender Processing Services, Inc.	238,800
11,500	Manpower, Inc.	545,215
8,800	The Brink’s Co.	208,824
8,200	The McGraw-Hill Cos., Inc.	235,996

		2,201,096

Communications – 2.2%
21,646	CenturyTel, Inc.	702,629
52,900	Frontier Communications Corp.	379,293

		1,081,922

Consumer Durables – 2.2%
42,300	Newell Rubbermaid, Inc.	613,773
10,500	The Stanley Works	474,915

		1,088,688

Consumer Non-Durables – 5.7%
2,980	Church & Dwight Co., Inc.	169,502
12,700	Coach, Inc.	418,719
37,600	Coca-Cola Enterprises, Inc.	717,032
11,500	Guess?, Inc.	420,325
3,700	Hansen Natural Corp.*	133,755
4,100	Polo Ralph Lauren Corp.	305,122
27,400	Smithfield Foods, Inc.*	365,516
4,400	The Clorox Co.	260,612

		2,790,583

Consumer Services – 7.8%
4,000	Apollo Group, Inc.*	228,400
7,700	Chipotle Mexican Grill, Inc. Class A*	627,473
15,200	DISH Network Corp.*	264,480
16,300	Expedia, Inc.*	369,521
17,400	International Game Technology	310,416
28,100	MGM MIRAGE*	260,487
7,600	Panera Bread Co.*	455,848
1,700	Priceline.com, Inc.*	268,243
15,900	Weight Watchers International, Inc.	421,509
35,800	Wyndham Worldwide Corp.	610,390

		3,816,767

Distribution Services* – 1.1%
9,900	Arrow Electronics, Inc.	250,866
11,100	Avnet, Inc.	275,058

		525,924

Electronic Technology – 13.3%
10,800	CommScope, Inc.*	291,816
9,578	ITT Corp.	485,605
26,600	Jabil Circuit, Inc.	355,908
34,900	Juniper Networks, Inc.*	890,299
5,646	L-3 Communications Holdings, Inc.	408,149
31,400	Linear Technology Corp.	812,632
38,500	Marvell Technology Group Ltd.*	528,220

Shares	Description	Value
Common Stocks – (continued)
Electronic Technology – (continued)
90	Microchip Technology, Inc.	$ 2,156
18,800	NVIDIA Corp.*	224,848
32,400	ON Semiconductor Corp.*	216,756
5,100	Precision Castparts Corp.	487,203
25,000	SanDisk Corp.*	512,000
17,500	Seagate Technology	244,125
11,300	Western Digital Corp.*	380,584
29,500	Xilinx, Inc.	641,625

		6,481,926

Energy Minerals – 2.1%
10,700	CONSOL Energy, Inc.	458,067
4,100	Murphy Oil Corp.	250,674
9,800	St. Mary Land & Exploration Co.	334,180

		1,042,921

Finance – 6.9%
16,500	AmeriCredit Corp.*	291,225
10,695	Eaton Vance Corp.	303,631
7,200	Health Care REIT, Inc.	319,464
4,200	IntercontinentalExchange, Inc.*	420,798
11,800	Jefferies Group, Inc.*	307,980
10,200	Lincoln National Corp.	243,066
10,600	Principal Financial Group, Inc.	265,424
18,800	T. Rowe Price Group, Inc.	916,124
14,500	TD Ameritrade Holding Corp.*	279,850

		3,347,562

Health Services – 4.2%
10,380	Cerner Corp.*	789,295
35,140	IMS Health, Inc.	575,945
4,700	Laboratory Corporation of America Holdings*	323,783
6,592	Stericycle, Inc.*	345,223

		2,034,246

Health Technology – 7.7%
6,540	Allergan, Inc.	367,875
11,080	C. R. Bard, Inc.	831,776
9,300	Cephalon, Inc.*	507,594
7,200	Charles River Laboratories International, Inc.*	262,944
5,000	Dendreon Corp.*	126,350
15,500	DENTSPLY International, Inc.	510,880
18,500	Forest Laboratories, Inc.*	511,895
9,900	Varian Medical Systems, Inc.*	405,702
6,200	Watson Pharmaceuticals, Inc.*	213,404

		3,738,420

Industrial Services – 3.7%
22,800	Dresser-Rand Group, Inc.*	671,916
7,100	ENSCO International, Inc.	325,109
4,900	Fluor Corp.	217,658
5,000	FMC Technologies, Inc.*	263,000
7,886	Jacobs Engineering Group, Inc.*	333,499

		1,811,182

The accompanying notes are an integral part of these financial statements.	13

COMMERCE MIDCAP GROWTH FUND

Schedule of Investments (continued)

October 31, 2009

Shares	Description	Value
Common Stocks – (continued)
Non-Energy Minerals – 0.5%
18,500	Steel Dynamics, Inc.	$ 247,715

Process Industries – 6.2%
30,400	Crown Holdings, Inc.*	810,160
13,400	Nalco Holding Co.	283,410
10,400	PPG Industries, Inc.	586,872
15,336	Sigma-Aldrich Corp.	796,398
3,800	The Lubrizol Corp.	252,928
7,600	The Scotts Miracle-Gro Co.	308,712

		3,038,480

Producer Manufacturing – 6.9%
9,000	Avery Dennison Corp.	320,850
9,900	Bucyrus International, Inc.	439,758
7,200	Cummins, Inc.	310,032
5,700	Dover Corp.	214,776
5,600	Energizer Holdings, Inc.*	340,872
8,400	Joy Global, Inc.	423,444
5,800	Lincoln Electric Holdings, Inc.	275,152
18,200	Masco Corp.	213,850
10,550	Parker Hannifin Corp.	558,728
15,600	TRW Automotive Holdings Corp.*	244,140

		3,341,602

Retail Trade – 9.7%
26,600	AutoNation, Inc.*	458,584
1,800	AutoZone, Inc.*	243,558
21,900	Chico’s FAS, Inc.*	261,705
8,800	Dollar Tree, Inc.*	397,144
22,400	Foot Locker, Inc.	234,752
7,800	Netflix, Inc.*	416,910
20,260	Nordstrom, Inc.	643,863
17,600	Penske Automotive Group, Inc.	275,616
12,000	PetSmart, Inc.	282,360
5,700	Ross Stores, Inc.	250,857
24,300	The TJX Cos., Inc.	907,605
9,100	Tiffany & Co.	357,539

		4,730,493

Technology Services – 11.0%
11,600	Akamai Technologies, Inc.*	255,200
9,100	Autodesk, Inc.*	226,863
13,700	BMC Software, Inc.*	509,092
22,500	CA, Inc.	470,700
12,000	Cognizant Technology Solutions Corp.*	463,800
17,955	Fidelity National Information Services, Inc.	390,701
16,100	Hewitt Associates, Inc.*	571,872
15,200	McAfee, Inc.*	636,576
15,500	MICROS Systems, Inc.*	417,260
14,400	Red Hat, Inc.*	371,664
9,200	Sohu.com, Inc.*	511,520
6,200	Sybase, Inc.*	245,272
10,200	Teradata Corp.*	284,376

		5,354,896

Shares	Description	Value
Common Stocks – (continued)
Transportation – 1.0%
11,000	Con-way, Inc.	$ 362,890
3,900	Expeditors International of Washington, Inc.	125,658

		488,548

Utilities – 2.4%
35,300	CenterPoint Energy, Inc.	444,780
8,800	Constellation Energy Group, Inc.	272,096
9,900	Mirant Corp.*	138,402
22,700	The AES Corp.*	296,689

		1,151,967

TOTAL COMMON STOCKS – 99.1%
(Cost $47,744,397)		$48,314,938

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		456,550

NET ASSETS – 100.0%		$48,771,488

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
* Non-income producing security.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

14	The accompanying notes are an integral part of these financial statements.

COMMERCE MIDCAP GROWTH FUND

PORTFOLIO COMPOSITION

Industry Allocation	AS OF 10/31/09	AS OF 10/31/08

Electronic Technology	13.3%	12.1%
Technology Services	11.0	7.6
Retail Trade	9.7	6.3
Consumer Services	7.8	3.6
Health Technology	7.7	12.8
Finance	6.9	5.9
Producer Manufacturing	6.9	6.8
Process Industries	6.2	6.0
Consumer Non-Durables	5.7	2.5
Commercial Services	4.5	5.2
Health Services	4.2	4.5
Industrial Services	3.7	7.0
Utilities	2.4	1.6
Communications	2.2	5.0
Consumer Durables	2.2	0.8
Energy Minerals	2.1	5.8
Distribution Services	1.1	1.0
Transportation	1.0	—
Non-Energy Minerals	0.5	—
Exchange Traded Fund	—	4.4
Short-term Obligation	—	1.3

TOTAL INVESTMENTS	99.1%	100.2%

The percentage shown for each Industry Allocation reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such, its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	15

COMMERCE BOND FUND

Bond Fund Overview

We present you with the annual report for the Commerce Bond Fund for the one-year period ended October 31, 2009.

A conversation with Scott Colbert, Portfolio Manager of the Bond Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2009, the Fund generated an annualized total return of 17.00%. This return compares to the 13.79% annualized total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Q: What were the material factors that affected the Fund’s performance relative to its benchmark during the reporting period?

A: Several factors helped the Fund’s performance exceed its benchmark during the reporting period. Most of the outperformance was due to an overweight in spread sectors (i.e., corporates, mortgage-backed securities and asset-backed securities) and an underweight in treasuries. Interest rates during the period declined across the yield curve, especially in the short and intermediate area. With the Fund being slightly long duration during most of the period, it was able to benefit from lower rates.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: The Fund raised its corporate bond and mortgage backed securities (MBS) allocation while treasury and agency (Government bonds) exposures were reduced.

The Fund’s average credit quality was reduced from Aa1/AA+ to Aa3/AA- as purchases of holdings on the lower end of the investment grade spectrum were increased to take advantage of the historical spreads being offered. Spreads represent the risk premium over treasury yields being offered on a given bond. The risk aversion created by last year’s credit crisis, housing problems, and deteriorating economy produced many buying opportunities in the first half of 2009.

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: Our emphasis on lower credit quality holdings enhanced the Fund’s return during the period. This was done by reducing our exposure in government bonds and increasing our positions in the spread sectors. Focusing on non-agency MBS versus agency MBS helped enhance returns. Maintaining the Fund’s duration slightly longer than the benchmark’s duration also contributed positively to performance.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: The Fund’s de-emphasis on long corporates hindered performance relative to its benchmark. The lack of low-rated BBB corporate bonds also detracted from performance. Spreads tightened at a faster rate than anticipated. The Fund was underweighted in these lower-rated holdings after the credit crisis began to subside. In the corporate bond sector, Baa3/BBB- rated securities were the best performers in the investment grade corporate bond universe.

COMMERCE BOND FUND

Performance Summary

October 31, 2009

The following is performance information for the Commerce Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2009

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception
Shares (commenced December 12, 1994)(a)	17.00%	5.46%	5.83%	6.41%
Barclays Capital U.S. Aggregate Bond Index (as of December 12, 1994)(b)	13.79%	5.05%	6.30%	6.88%

Bond Fund Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Expense Ratios(c)

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Shares	0.79%	0.79%

(a)

Returns assume fee waivers and expense reductions for certain periods. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of the Barclays Capital Government Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index. The Index figures do not reflect the deduction of any fees, expenses or taxes.

(c)

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time by the Adviser. If this occurs, the expense ratios may change without shareholder approval.

COMMERCE BOND FUND

Schedule of Investments

October 31, 2009

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – 12.4%
Auto(a) – 1.8%
Citifinancial Auto Issuance Trust Series 2009-1, Class A2
$ 5,500,000	1.830%	11/15/12	$ 5,500,085
Hertz Vehicle Financing LLC Series 2005-1A, Class A5
4,770,000	5.080	11/25/11	4,874,530

			10,374,615

Commercial – 2.1%
ACLC Business Loan Receivables Trust Series 2002-1A, Class A2(a)
612,551	7.462	12/15/22	527,074
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4
6,500,000	6.462	03/15/31	6,933,759
Small Business Administration Series 2006-P10B, Class 1
4,106,402	5.681	08/10/16	4,373,240

			11,834,073

Credit Card – 2.1%
Cabela’s Master Credit Card Trust Series 2005-1A, Class A1(a)
5,000,000	4.970	10/15/13	5,118,391
Citibank Credit Card Issuance Trust Series 2004, Class A8
3,600,000	4.900	12/12/16	3,876,446
Target Credit Card Master Trust Series 2005-1, Class A(b)
3,000,000	0.304	10/27/14	2,957,795

			11,952,632

Home Equity – 4.0%
Carrington Mortgage Loan Trust Series 2006-NC5, Class A1(b)
1,336,829	0.294	01/25/37	1,277,412
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-3, Class 1A5
3,185,995	5.407	06/25/32	2,528,624
Contimortgage Home Equity Loan Trust Series 1999-3, Class A6
22,542	8.180	12/25/29	22,428
Countrywide Asset-Backed Certificates Series 2007-QH1, Class A1(a)(b)
1,540,884	0.444	02/25/37	949,474
Equifirst Mortgage Loan Trust Series 2003-2, Class 2A2
1,307,955	3.750	09/25/33	1,128,241
Lehman XS Trust Series 2005-1, Class 1A4(b)
1,342,362	0.584	07/25/35	821,076
Renaissance Home Equity Loan Trust Series 2005-3, Class AF3
994,563	4.814	11/25/35	946,692
Residential Asset Mortgage Products, Inc. Series 2003-RZ3, Class A6
3,160,220	3.400	03/25/33	2,606,111
Residential Asset Mortgage Products, Inc. Series 2003-RZ4, Class A6
4,000,000	5.490	10/25/33	2,994,396
Residential Funding Mortgage Securities I, Inc. Series 2000-HI2, Class AI5
1,243,049	8.350	03/25/25	1,208,936
Residential Funding Mortgage Securities I, Inc. Series 2000-HI4, Class AI7
1,228,219	8.480	09/25/30	941,538

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Home Equity – (continued)
Residential Funding Mortgage Securities II, Inc. Series 2003-HS3, Class AI3
$ 1,141,860	4.470%	07/25/18	$ 1,080,619
SACO I Trust Series 2005-7 Class A(b)
520,174	0.524	09/25/35	327,545
Soundview Home Equity Loan Trust Series 2006-EQ1, Class A2(b)
722,098	0.354	10/25/36	667,769
Southern Pacific Secured Asset Corp. Series 1998-2, Class A7
4,684,211	6.740	07/25/29	2,195,201
Structured Asset Securities Corp. Series 2005-9XS, Class 1A3A
3,000,000	5.250	06/25/35	2,297,270
Wells Fargo Home Equity Trust Series 2004-2, Class AI5(b)
700,000	4.890	05/25/34	642,042

			22,635,374

Manufactured Housing – 1.7%
Green Tree Financial Corp. Series 1993-4, Class A5
2,525,610	7.050	01/15/19	2,515,565
Green Tree Financial Corp. Series 1995-5, Class M1(b)
1,168,587	7.650	09/15/26	1,146,892
Green Tree Financial Corp. Series 1996-4, Class A7(b)
1,444,636	7.900	06/15/27	1,470,716
Green Tree Financial Corp. Series 1996-6, Class A6
398,443	7.950	09/15/27	396,137
Green Tree Financial Corp. Series 1997-3, Class A6
101,459	7.320	03/15/28	102,367
Green Tree Financial Corp. Series 1998-3, Class A5
860,501	6.220	03/01/30	805,111
Green Tree Financial Corp. Series 1998-3, Class A6(b)
592,369	6.760	03/01/30	566,501
Green Tree Financial Corp. Series 1999-1, Class M2(b)
1,500,000	7.340	11/01/28	50,745
Lehman Manufactured Housing Contract Series 2001-B, Class A3
529,037	4.350	05/15/14	473,610
Oakwood Mortgage Investors, Inc. Series 1996-C, Class A6
2,595,531	7.650	04/15/27	2,284,138

			9,811,782

Student Loans – 0.7%
Brazos Higher Education Authority, Inc. Student Loan RB Taxable Series 2005, Class A-5 (Guaranteed Student Loans)(c)
1,814,973	4.910	12/01/40	1,633,475
Northstar Education Finance, Inc. Series 2005-1, Class A5(b)
2,460,000	1.031	10/30/45	2,286,263

			3,919,738

TOTAL ASSET-BACKED SECURITIES
(Cost $73,454,907)			$ 70,528,214

18	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Taxable Municipal Bond Obligations – 5.3%
Alabama – 0.2%
Montgomery Alabama Taxable GO Warrants Series 2005 (FSA)
$ 1,295,000	4.790%	04/01/15	$ 1,366,173

Alaska – 0.2%
Providence Alaska Health System Direct Obligation Series 2005
755,000	4.680	10/01/10	771,731
500,000	4.790	10/01/11	517,435

			1,289,166

California – 0.5%
Industry California Sales Tax RB Taxable Series 2005 (MBIA)
3,045,000	5.000	01/01/13	3,073,989

Illinois – 0.4%
Will County Community Consolidated School District No. 30-C Troy Township Taxable GO Series 2007 (FSA)
1,100,000	5.650	10/01/18	1,133,858
Will County Illinois Forest Preservation District GO Bonds Build America Bonds Direct Payment Series 2009
1,000,000	5.700	12/15/27	999,940

			2,133,798

Indiana – 1.0%
Indiana Bond Bank RB Taxable School Severance Funding Series 2006-11 (XLCA)
2,715,000	5.500	07/15/11	2,918,625
2,190,000	5.650	07/15/13	2,459,283

			5,377,908

Maryland – 0.2%
Baltimore County Maryland GO Bonds Build America Bonds Consolidated Public Improvement Series 2009 B
1,000,000	5.000	11/01/23	1,003,930

Massachusetts – 0.5%
University of Massachusetts Building Authority RB Refunding Taxable Series 2006-2 (AMBAC)
255,000	5.360	05/01/11	268,186
2,485,000	5.430	05/01/12	2,669,188

			2,937,374

Missouri – 0.3%
St. Louis Package RB Series 2006 B (MBIA)
1,560,000	5.020	12/15/12	1,624,646

New Jersey – 0.2%
New Jersey Economic Development Authority RB Taxable Designated Industry Series 2004-A
1,000,000	5.200	03/01/14	1,060,210

New York – 0.7%
New York State Housing Finance Agency Personal Income Tax RB Taxable Economic Development & Housing Series 2006 B
3,925,000	5.220	09/15/15	4,191,939

Principal Amount	Interest Rate	Maturity Date	Value
Taxable Municipal Bond Obligations – (continued)
Oklahoma – 0.4%
Oklahoma State Capital Improvement Authority RB Taxable Oklahoma State Regents Series 2006 (MBIA)
$ 2,000,000	5.160%	07/01/13	$ 2,147,100

Oregon – 0.2%
Multnomah County Oregon School District 1J Portland GO Bonds Refunding Taxable Series 2004
785,000	5.165	06/15/11	823,865

Rhode Island – 0.5%
Providence Rhode Island GO Bonds Refunding Taxable Series 2004-B (FSA)
710,000	4.960	07/15/14	734,885
Rhode Island Convention Center Authority RB Taxable Civic Center Series 2006 A (FSA)
2,155,000	5.810	05/15/16	2,285,658

			3,020,543

TOTAL TAXABLE MUNICIPAL BOND OBLIGATIONS
(Cost $28,513,275)			$ 30,050,641

Mortgage-Backed Obligations – 40.8%
Collaterized Mortgage Obligations – 33.9%
ABN Amro Mortgage Corp. Series 2003-13, Class A2
$ 3,198,191	5.500%	02/25/18	$ 3,221,914
Banc of America Alternative Loan Trust Series 2004-1, Class 1A1
5,254,020	6.000	02/25/34	5,212,973
Banc of America Alternative Loan Trust Series 2005-10, Class 6A1
3,895,409	5.500	11/25/20	3,438,916
Banc of America Alternative Loan Trust Series 2006-3, Class 6A1
845,217	6.000	04/25/36	737,452
Banc of America Mortgage Securities Series 2004-E, Class 2A5(b)
1,861,853	4.162	06/25/34	1,845,506
Bear Stearns Alt-A Trust Series 2005-9, Class 25A1(b)
4,060,532	5.641	11/25/35	2,734,793
Bear Stearns Asset Backed Securities Trust Series 2003-AC7, Class A2
1,401,206	5.250	01/25/34	1,145,915
Chase Mortgage Finance Corp. Series 2003-S13, Class A1
2,108,838	5.500	11/25/33	1,803,320
Citicorp Mortgage Securities, Inc. Series 2006-4, Class 3A1
1,086,825	5.500	08/25/21	1,046,408
Citigroup Mortgage Loan Trust, Inc. Series 2004-NCM2, Class 1CB2
642,955	6.750	08/25/34	637,128
Citigroup Mortgage Loan Trust, Inc. Series 2005-10, Class 1A5A(b)
2,188,421	5.838	12/25/35	1,431,895

The accompanying notes are an integral part of these financial statements.	19

COMMERCE BOND FUND

Schedule of Investments (continued)

October 31, 2009

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collaterized Mortgage Obligations – (continued)
Citigroup Mortgage Loan Trust, Inc. Series 2007-AR5, Class 1A3A(b)
$ 1,157,340	5.660%	04/25/37	$ 622,132
Citigroup Mortgage Loan Trust, Inc. Series 2009-3, Class 2A1(a)
5,115,128	5.750	09/25/21	4,966,470
Citimortgage Alternative Loan Trust Series 2006-A3, Class 2A1
810,482	5.500	07/25/36	699,294
Countrywide Alternative Loan Trust Series 2004-18CB, Class 3A1
1,579,340	5.250	09/25/19	1,536,401
Countrywide Alternative Loan Trust Series 2005-5R, Class A2
1,461,635	4.750	12/25/18	1,353,888
Countrywide Alternative Loan Trust Series 2005-J1, Class 3A1
569,551	6.500	08/25/32	515,266
Countrywide Alternative Loan Trust Series 2007-J2, Class 2A1
1,098,428	6.000	07/25/37	727,365
Countrywide Home Loans Series 2004-J1, Class 2A4
2,429,201	4.750	01/25/19	2,358,106
Countrywide Home Loans Trust Series 2005-27, Class 2A1
4,427,706	5.500	12/25/35	3,529,743
Countrywide Home Loans Trust Series 2005-6, Class 2A1
1,186,008	5.500	04/25/35	1,117,813
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A4
1,513,918	5.250	07/25/33	1,360,071
CS First Boston Mortgage Securities Corp. Series 2005-5, Class 2A9
9,000,000	5.500	07/25/35	6,501,838
FHLMC REMIC PAC Series 1579, Class PM
634,579	6.700	09/15/23	661,519
FHLMC REMIC PAC Series 2103, Class TE
611,603	6.000	12/15/28	655,728
FHLMC REMIC PAC Series 2110, Class PG
2,847,500	6.000	01/15/29	3,069,637
FHLMC REMIC PAC Series 2633, Class PC
1,937,241	4.500	07/15/15	1,970,373
FHLMC REMIC PAC Series 2640, Class DR
2,000,000	4.000	08/15/17	2,083,874
FHLMC REMIC PAC Series 2644, Class BM
645,599	4.500	01/15/26	653,077
FHLMC REMIC PAC Series 2716, Class DT
1,346,543	5.000	02/15/30	1,386,295
FHLMC REMIC PAC Series 2760, Class EC
4,050,000	4.500	04/15/17	4,242,474
FHLMC REMIC PAC Series 2836, Class XQ
676,308	4.500	09/15/27	697,381
FHLMC REMIC PAC Series 2907, Class HC
2,448,733	5.000	06/15/27	2,551,045
FHLMC REMIC PAC Series 3259, Class EA
647,590	5.000	05/15/27	663,244

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collaterized Mortgage Obligations – (continued)
FHLMC REMIC Series 2391, Class Z
$ 6,392,486	6.000%	12/15/31	$ 6,885,553
FHLMC REMIC Series 2508, Class OY
1,485,000	4.500	10/15/17	1,564,051
FHLMC REMIC Series 2524, Class WC
113,071	6.000	11/15/28	113,241
FHLMC REMIC Series 2603, Class C
2,620,000	5.500	04/15/23	2,807,708
FHLMC REMIC Series 2677, Class BC
800,000	4.000	09/15/18	816,124
FHLMC REMIC Series 2840, Class JL
2,190,209	4.500	06/15/23	2,288,105
FHLMC REMIC Series 2890, Class KB
3,115,000	4.500	02/15/19	3,252,093
FHLMC REMIC TAC Series 2658, Class A
2,076,471	4.500	08/15/18	2,118,382
First Horizon Alternative Mortgage Securities Series 2004-FA2, Class 1A1
1,797,306	6.000	01/25/35	1,729,346
First Horizon Alternative Mortgage Securities Series 2006-RE1, Class A1
6,208,708	5.500	05/25/35	4,051,182
FNMA REMIC FNIC PAC Series 2001-45, Class WG
1,144,214	6.500	09/25/31	1,246,675
FNMA REMIC PAC Series 2003-1, Class PG
3,286,114	5.500	09/25/31	3,426,515
FNMA REMIC PAC Series 2003-117, Class KB
3,000,000	6.000	12/25/33	3,235,748
FNMA REMIC PAC Series 2003-14, Class AP
448,554	4.000	03/25/33	461,383
FNMA REMIC PAC Series 2004-53, Class NC
3,360,000	5.500	07/25/24	3,554,303
FNMA REMIC Series 2002-73, Class OE
4,019,000	5.000	11/25/17	4,268,727
FNMA REMIC Series 2002-82, Class XE
3,205,000	5.000	12/25/17	3,406,608
FNMA REMIC Series 2003-83, Class PG
700,000	5.000	06/25/23	735,956
FNMA REMIC Series 2003-84, Class PG
540,000	5.000	03/25/32	573,381
FNMA Series 2003-W6, Class 2A32
510,608	6.500	09/25/42	557,041
GNMA Series 1998-12, Class EB
868,767	6.500	05/20/28	920,692
Impac CMB Trust Series 2004-4, Class 2A2(b)
6,317,888	5.441	09/25/34	4,789,180
Impac Secured Assets Corp. Series 2004-2, Class A6(b)
1,755,212	5.704	08/25/34	1,583,770
JPMorgan Alternative Loan Trust Series 2006-S1, Class 1A16
5,158,237	6.000	03/25/36	3,866,410

20	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collaterized Mortgage Obligations – (continued)
JPMorgan Mortgage Trust Series 2005-S3, Class 1A20
$ 5,000,000	5.500%	01/25/36	$ 4,207,717
JPMorgan Mortgage Trust Series 2007-A2, Class 4A2(b)
1,000,000	6.025	04/25/37	720,475
Master Alternative Loans Trust Series 2004-4, Class 1A1
867,765	5.500	05/25/34	809,191
Master Alternative Loans Trust Series 2004-4, Class 8A1
2,692,069	6.500	05/25/34	2,485,957
Master Asset Securitization Trust Series 2004-3, Class 5A1
191,617	6.250	01/25/32	191,318
Morgan Stanley Mortgage Loan Trust Series 2005-7, Class 2A1(b)
4,151,737	5.622	11/25/35	2,535,493
Morgan Stanley Mortgage Loan Trust Series 2007-12, Class 3A22
4,808,677	6.000	08/25/37	3,650,716
RBSGC Mortgage Pass-Through Certificates Series 2007-B, Class 2A1(b)
6,726,608	6.096	11/25/21	5,522,125
RBSGC Mortgage Pass-Through Certificates Series 2007-B, Class 3A1(b)
514,270	5.425	07/25/35	464,129
Residential Accredit Loans, Inc. Series 2003-QS7, Class A2
3,364,970	4.750	04/25/33	3,052,921
Residential Accredit Loans, Inc. Series 2004-QS2, Class CB
4,678,673	5.750	02/25/34	4,033,894
Residential Asset Securitization Trust Series 2004-A6, Class A1
5,232,148	5.000	08/25/19	4,988,526
Residential Funding Mortgage Securities Corp. Series 2003-RM2, Class AIII
1,800,257	6.000	05/25/33	1,639,240
Residential Funding Mortgage Securities I, Inc. Series 2003-S8, Class A1
946,308	5.000	05/25/18	959,024
Residential Funding Mortgage Securities I, Inc. Series 2005-S7, Class A5
2,622,453	5.500	11/25/35	2,486,770
Residential Funding Mortgage Securities I, Inc. Series 2005-S9, Class A5
4,388,751	5.750	12/25/35	3,939,962
Residential Funding Mortgage Securities I, Inc. Series 2006-S12, Class 1A1
5,066,731	5.500	12/25/21	4,909,402
Structured Asset Mortgage Investments, Inc. Series 2007-AR3, Class 1A1(b)
990,978	0.344	09/25/47	924,040
Structured Asset Securities Corp. Series 2003-20, Class 1A1
5,449,921	5.500	07/25/33	5,191,050
Structured Asset Securities Corp. Series 2003-34A, Class 3A3(b)
2,068,476	3.233	11/25/33	1,835,497

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collaterized Mortgage Obligations – (continued)
Structured Asset Securities Corp. Series 2004-11XS, Class 1A4B
$ 4,217,328	5.710%	06/25/34	$ 3,813,845
Structured Asset Securities Corp. Series 2005-6, Class 5A2
1,073,340	5.000	05/25/35	1,069,651
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-4, Class 4A1
3,786,988	5.500	06/25/20	3,550,443
Wells Fargo Mortgage Backed Securities Trust Series 2003-6, Class 1A1
1,320,037	5.000	06/25/18	1,340,200
Wells Fargo Mortgage Backed Securities Trust Series 2005-1, Class 3A1
762,154	5.250	01/25/20	764,298
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR15, Class 1A2(b)
1,827,043	5.133	09/25/35	1,710,685
Wells Fargo Mortgage Backed Securities Trust Series 2006-12, Class A5
500,000	6.000	10/25/36	227,543
Wells Fargo Mortgage Backed Securities Trust Series 2007-2, Class 3A5
1,000,000	5.250	03/25/37	788,771

TOTAL COLLATERIZED MORTGAGE OBLIGATIONS
(Cost $185,807,015)			$193,244,311

Commercial Mortgage Obligations – 2.4%
FNMA Series 2000-M2, Class C(b)
$ 51,196	7.116%	07/17/22	$ 51,180
GNMA Series 2002-62, Class B
405,230	4.763	01/16/25	412,728
GNMA Series 2003-16, Class B
3,580,000	4.490	08/16/25	3,760,500
GNMA Series 2003-38, Class JC(b)
597,539	7.003	08/16/42	671,869
GNMA Series 2004-09, Class A
1,055,595	3.360	08/16/22	1,063,047
GNMA Series 2004-45, Class A
2,490,584	4.020	12/16/21	2,550,421
GNMA Series 2004-60, Class C(b)
5,000,000	5.240	03/16/28	5,318,248

TOTAL COMMERCIAL MORTGAGE OBLIGATIONS
(Cost $13,253,580)			$ 13,827,993

The accompanying notes are an integral part of these financial statements.	21

COMMERCE BOND FUND

Schedule of Investments (continued)

October 31, 2009

Principal Amount	Interest Rate		Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Mortgage-Backed Pass-Through Obligations – 4.5%
FHLMC
$ 119,564	8.500%		02/01/19	$ 129,730
141,561	8.500		03/01/21	155,057
919,244	7.000		05/01/26	1,015,423
62,997	7.000		10/01/30	69,472
119,401	7.500		12/01/30	134,589
210,618	7.500		01/01/31	237,408
465,973	7.000		08/01/31	513,424
4,777,230	5.000		05/01/33	4,971,202
915,815	2.778	(b)	05/01/34	924,336
2,629,994	5.279	(b)	01/01/36	2,749,518
FNMA
9,648	6.500		02/01/12	10,013
104,572	6.000		12/01/13	108,421
54,483	6.500		07/01/14	59,267
94,135	9.000		11/01/21	103,281
76,255	6.500		08/01/24	82,505
89,409	6.500		09/01/24	96,738
101,407	9.000		02/01/25	115,134
18,130	6.500		03/01/26	19,657
45,407	8.000		07/01/28	51,644
183,278	6.500		10/01/28	199,174
100,178	3.842	(b)	12/01/28	100,940
58,141	6.500		01/01/29	63,184
116,032	6.000		07/01/29	124,813
125,153	7.500		09/01/29	141,695
95,151	7.000		03/01/31	105,291
55,182	7.500		03/01/31	62,496
301,046	7.000		11/01/31	333,242
625,282	7.000		01/01/32	692,154
1,646,620	6.000		12/01/32	1,767,633
475,307	5.282	(b)	02/01/33	502,289
1,869,702	5.000		07/01/33	1,945,910
886,321	5.092	(b)	10/01/34	928,976
2,233,760	5.079	(b)	02/01/35	2,355,781
GNMA
234,266	8.000		02/15/22	266,764
115,150	7.500		08/20/25	129,893
473,276	7.500		07/20/26	534,382
563,178	6.500		04/15/31	608,360
605,599	6.500		05/15/31	654,183
2,396,729	5.500		04/15/33	2,546,860

TOTAL MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS
(Cost $21,978,751)				$ 25,610,839

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $221,039,346)				$232,683,143

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 25.6%
Aerospace/Defense – 0.2%
Lockheed Martin Corp.
$ 972,000	6.150%	09/01/36	$ 1,071,638

Beverages – 1.2%
Anheuser-Busch Cos., Inc.
1,500,000	5.600	03/01/17	1,550,136
Diageo Capital PLC
1,565,000	7.375	01/15/14	1,822,922
The Coca-Cola Co.
3,400,000	3.625	03/15/14	3,544,245

			6,917,303

Cable TV – 1.1%
Comcast Corp.
1,000,000	5.850	01/15/10	1,009,267
1,500,000	5.700	07/01/19	1,568,785
1,250,000	6.400	05/15/38	1,275,454
Time Warner Cable, Inc.
2,000,000	6.200	07/01/13	2,191,076

			6,044,582

Commercial Banks – 1.7%
Credit Suisse New York
1,500,000	5.000	05/15/13	1,601,143
KeyBank NA
2,540,000	5.800	07/01/14	2,499,853
Wachovia Bank NA
2,000,000	5.000	08/15/15	2,059,702
Wachovia Corp.
3,125,000	5.300	10/15/11	3,321,800

			9,482,498

Computers – 0.8%
International Business Machines Corp.
3,000,000	6.500	10/15/13	3,432,033
Intuit, Inc.
1,000,000	5.400	03/15/12	1,049,739

			4,481,772

Diversified Manufacturing – 0.2%
Ingersoll-Rand Global Holding Co. Ltd.
1,000,000	9.500	04/15/14	1,199,900

Electric – 2.2%
Columbus Southern Power Co.
2,870,000	5.850	10/01/35	2,782,066
Connecticut Light & Power Co.
415,000	5.650	05/01/18	448,616
Duke Energy Corp.
1,525,000	5.300	10/01/15	1,688,413
Exelon Generation Co. LLC
1,470,000	5.350	01/15/14	1,561,118

22	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Electric – (continued)
PacifiCorp
$ 2,400,000	5.650%	07/15/18	$ 2,625,211
PSE&G Power LLC
1,485,000	5.000	04/01/14	1,557,330
San Diego Gas & Electric Co.
1,585,000	5.300	11/15/15	1,744,399

			12,407,153

Financial – 6.7%
Bank of America Corp.
2,700,000	6.000	09/01/17	2,756,597
1,270,000	5.650	05/01/18	1,283,628
Bank One Corp.(b)
1,000,000	8.530	03/01/19	1,082,542
Bear Stearns Companies, Inc.
1,250,000	4.500	10/28/10	1,294,433
1,000,000	7.250	02/01/18	1,143,815
Citigroup, Inc.
1,355,000	6.000	02/21/12	1,441,093
Equitable Life Assurance Society of the United States(a)
5,900,000	7.700	12/01/15	6,192,439
General Electric Capital Corp.(b)
3,525,000	6.375	11/15/67	3,057,938
JPMorgan Chase & Co.
1,250,000	6.000	01/15/18	1,338,321
Merrill Lynch & Co., Inc.
3,500,000	5.450	02/05/13	3,659,988
Metropolitan Life Insurance Co.(a)
6,000,000	7.700	11/01/15	6,733,596
Morgan Stanley & Co.
2,600,000	6.625	04/01/18	2,786,779
National Rural Utilities Cooperative Finance Corp.
1,550,000	5.450	04/10/17	1,637,896
Reed Elsevier Capital, Inc.
1,800,000	6.750	08/01/11	1,947,618
SunTrust Capital VIII(b)
2,670,000	6.100	12/15/36	1,889,025

			38,245,708

Food – 0.8%
General Mills, Inc.
1,000,000	5.250	08/15/13	1,085,133
H.J. Heinz Co.
2,475,000	5.350	07/15/13	2,673,250
Kraft Foods, Inc.
1,000,000	6.875	02/01/38	1,080,881

			4,839,264

Health Care Equipment & Supplies – 0.5%
Baxter International, Inc.
2,650,000	5.375	06/01/18	2,858,327

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Hotels, Restaurants & Leisure – 0.3%
McDonald’s Corp.
$ 1,425,000	5.300%	03/15/17	$ 1,541,917

Industrial – 0.4%
Receipts on Corporate Securities Trust NSC-1998-1
2,376,508	6.375	05/15/17	2,427,508

Multimedia – 1.3%
AOL Time Warner
3,170,000	6.750	04/15/11	3,386,470
CBS Corp.
2,600,000	8.200	05/15/14	2,895,680
The McGraw-Hill Companies, Inc.
1,000,000	5.375	11/15/12	1,059,438

			7,341,588

Oil & Gas – 1.4%
Apache Corp.
1,250,000	7.375	08/15/47	1,621,116
Praxair, Inc.
1,500,000	3.250	09/15/15	1,512,507
Tosco Corp.
2,095,000	8.125	02/15/30	2,644,716
Valero Energy Corp.
2,000,000	6.875	04/15/12	2,179,108

			7,957,447

Pharmaceuticals – 0.4%
Express Scripts, Inc.
2,000,000	5.250	06/15/12	2,130,536

Real Estate – 1.2%
Hospitality Properties Trust
1,240,000	6.300	06/15/16	1,148,918
ProLogis
2,280,000	5.250	11/15/10	2,281,601
Simon Property Group LP
2,235,000	5.375	06/01/11	2,336,435
1,000,000	6.750	05/15/14	1,076,010

			6,842,964

Retail – 0.4%
Target Corp.
1,000,000	5.125	01/15/13	1,076,764
Wal-Mart Stores, Inc.
1,250,000	6.200	04/15/38	1,406,306

			2,483,070

Sovereign Agency – 0.3%
Resolution Funding Corp.
1,500,000	8.125	10/15/19	1,922,982

Telecommunications – 0.4%
AT&T, Inc.
2,380,000	4.950	01/15/13	2,539,946

The accompanying notes are an integral part of these financial statements.	23

COMMERCE BOND FUND

Schedule of Investments (continued)

October 31, 2009

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Toys – 0.2%
Hasbro, Inc.
$ 1,000,000	6.125%	05/15/14	$ 1,098,535

Utilities – 1.4%
GTE Corp.
5,310,000	6.840	04/15/18	5,751,107
Pacific Gas & Electric Co.
2,000,000	6.350	02/15/38	2,278,128

			8,029,235

Yankee – 2.5%
BHP Billiton Finance USA Ltd.
750,000	6.750	11/01/13	856,001
955,000	5.250	12/15/15	1,042,124
Canadian National Railway Co.
1,190,000	6.200	06/01/36	1,336,911
Deutsche Telekom International Finance BV
2,000,000	4.875	07/08/14	2,109,754
France Telecom SA
1,286,000	7.750	03/01/11	1,390,107
Swiss Bank Corp.
7,335,000	7.375	06/15/17	7,330,995

			14,065,892

TOTAL CORPORATE OBLIGATIONS
(Cost $140,683,510)			$145,929,765

U.S. Government Agency Obligations – 7.8%
FFCB
$ 5,000,000	2.625%	04/17/14	$ 5,024,425
6,135,000	4.500	05/06/14	6,663,947
2,860,000	5.190	04/22/21	3,083,435
FHLB
5,000,000	1.750	08/22/12	5,033,175
5,000,000	4.500	09/16/13	5,451,765
1,915,000	5.375	08/15/24	2,034,034
2,650,000	7.125	02/15/30	3,393,566
FHLMC
5,000,000	1.750	06/15/12	5,041,230
55,916	6.000	12/01/13	59,838
5,000,000	5.000	02/16/17	5,518,200
2,500,000	6.750	03/15/31	3,180,283

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $42,648,433)			$ 44,483,898

U.S. Government Guarantee Obligations(d) – 2.3%
Citigroup Funding, Inc.
$ 5,000,000	1.875%	10/22/12	$ 5,016,685
Morgan Stanley & Co.
2,800,000	2.250	03/13/12	2,858,044
Oriental Bank & Trust
3,000,000	2.750	03/16/12	3,085,545

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Government Guarantee Obligations(d) – (continued)
U.S. Bancorp
$ 2,000,000	2.250	03/13/12	$ 2,050,388

TOTAL U.S. GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $12,803,312)			$ 13,010,662

Shares	Description	Rate	Value
Investment Companies – 2.9%(b)
538,877	Vanguard Intermediate-Term Investment Grade Fund	4.37%	$ 5,216,327
1,270,699	Vanguard Long-Term Investment Grade Fund	5.77	11,614,192

TOTAL INVESTMENT COMPANIES
(Cost $14,500,000)			$ 16,830,519

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement(e) – 3.9%
State Street Bank & Trust Co.
$22,471,000	0.010%	11/02/09	$ 22,471,000
Maturity Value: $22,471,019
(Cost $22,471,000)

TOTAL INVESTMENTS – 101.0%
(Cost $556,113,783)			$575,987,842

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%			(5,428,248)

NET ASSETS – 100.0%			$570,559,594

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $34,862,059, which represents approximately 6.1% of net assets as of October 31, 2009.
(b)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2009.
(c)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.
(d)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(e)	Repurchase agreement was entered into on October 30, 2009. This agreement was fully collateralized by $22,940,000 U.S. Treasury Bill, 0.000%, due 04/15/10 with a market value of $22,923,942.

24	The accompanying notes are an integral part of these financial statements.

COMMERCE BOND FUND

Investment Abbreviations:
AMBAC	—Insured by American Municipal Bond Assurance Corp.
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNIC	—Financial Network Investment Corporation
FNMA	—Federal National Mortgage Association
FSA	—Insured by Financial Security Assurance Co.
GNMA	—Government National Mortgage Association
GO	—General Obligation
MBIA	—Insured by Municipal Bond Investors Assurance
PAC	—Planned Amortization Class
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
TAC	—Targeted Amortization Class
XLCA	—Insured by XL Capital Assurance, Inc.

PORTFOLIO COMPOSITION

Sector Allocations	AS OF 10/31/09	AS OF 10/31/08

Collateralized Mortgage Obligations	33.9%	28.7%
Corporate Obligations	25.6	22.5
Asset-Backed Securities	12.4	11.6
U.S. Government Agency Obligations	7.8	7.6
Taxable Municipal Bond Obligations	5.3	6.5
Mortgage-Backed Pass-Through Obligations	4.5	11.8
Investment Companies	2.9	0.5
Commercial Mortgage Obligations	2.4	3.2
U.S. Government Guarantee Obligations	2.3	—
Commercial Mortgage Backed Obligation	—	0.9
Foreign Debt Obligation	—	1.1
U.S. Treasury Obligations	—	4.3
Short-term Obligation	3.9	0.7

TOTAL INVESTMENTS	101.0%	99.4%

The percentage shown for each Sector Allocation reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	25

COMMERCE SHORT-TERM GOVERNMENT FUND

Short-Term Government Fund Overview

We present you with the annual report for the Commerce Short-Term Government Fund for the one-year period ended October 31, 2009.

A conversation with Scott Colbert, Portfolio Manager of the Short-Term Government Fund.

Q: How did the Fund perform over the review period?

A: Over the one-year period ended October 31, 2009, the Fund generated an annualized total return of 7.85%. This return compares to the 4.72% annualized total return of the Fund’s benchmark, the Citigroup 1-5 Year Treasury/Government Sponsored Index.

Q: What were the material factors that affected the Fund’s performance relative to its benchmark during the reporting period?

A: Several factors helped the Fund’s performance exceed its benchmark during the reporting period. An overweight in agencies and mortgage-backed securities (MBS) along with an underweight in treasuries contributed to most of the Fund’s excess return relative to its benchmark. The Fund’s portfolio carried a higher yield than that of the benchmark, which enhanced performance.

The Fund’s average maturity and duration were shorter than the benchmark’s numbers over most of the period. With interest rates lower over the time period, this detracted from performance.

Q: Were there any significant adjustments made to the Fund’s portfolio during the period?

A: The Fund raised its agency allocation while its treasury exposure was reduced. The Fund was an active purchaser of the newly introduced Temporary Liquidity Guarantee Program (TLGP) bonds. TLGP is a program that allowed eligible financial institutions to issue debt in the form of bonds that were backed by the Federal Deposit Insurance Corporation (FDIC).

Q: Could you describe some specific strategies and holdings that enhanced the Fund’s returns during the period?

A: Our emphasis on spread product (i.e., agencies and MBS), rather than treasuries, helped enhance the Fund’s return during the period. This was done by increasing our positions in the agency and MBS sectors and reducing our exposure in treasuries. Focusing on non-agency MBS versus agency MBS also helped enhance returns.

Q: What were some examples of strategies and holdings that didn’t work well for the Fund during the period?

A: As discussed above, maintaining an average maturity and portfolio duration shorter than the benchmark’s numbers detracted from the Fund’s performance. As a result, the Fund was not able to fully benefit from the decline in interest rates over the 12-month period.

COMMERCE SHORT-TERM GOVERNMENT FUND

Performance Summary

October 31, 2009

The following is performance information for the Commerce Short-Term Government Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2009

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception
Shares (commenced December 12, 1994)(a)	7.85%	4.23%	4.67%	5.26%
Citigroup 1-5 Year Treasury/Government Sponsored Index (as of December 12, 1994)(b)	4.72%	4.50%	5.21%	5.78%

Short-Term Government Fund Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Expense Ratios(c)

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Shares	0.68%	0.90%

(a)

Returns assume fee waivers and expense reductions. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)

The Citigroup 1-5 Year Treasury/Government Sponsored Index is an unmanaged index comprised of Treasury securities with a minimum principal amount of $1 billion and U.S. Government securities with a minimum principal amount of $100 million. The securities range in maturity from one to five years. The Index figures do not reflect the deduction of any fees, expenses or taxes.

(c)

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time by the Adviser. If this occurs, the expense ratios may change without shareholder approval.

COMMERCE SHORT-TERM GOVERNMENT FUND

Schedule of Investments

October 31, 2009

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(a) – 2.3%
Home Equity – 0.7%
Argent Securities, Inc. Series 2004-W5, Class AV3B
$ 778,639	0.694%	04/25/34	$ 541,614
Lehman XS Trust Series 2005-7N, Class 1A1A
416,244	0.514	12/25/35	240,173
Commercial – 1.6%
Small Business Administration Series 2006-P10B, Class 1
1,642,561	5.681	08/10/16	1,749,296

TOTAL ASSET-BACKED SECURITIES
(Cost $2,343,062)			$ 2,531,083

Mortgage-Backed Obligations – 40.4%
Collaterized Mortgage Obligations – 30.8%
American Home Mortgage Investment Trust Series 2004-3, Class 6A4
$ 703,229	5.010%	10/25/34	$ 631,117
Bank of America Funding Corp. Series 2004-A, Class 1A3(a)
177,927	4.970	09/20/34	172,971
Citigroup Mortgage Loan Trust, Inc. Series 2004-HYB3, Class 1A(a)
312,220	3.488	09/25/34	269,663
Countrywide Alternative Loan Trust Series 2003-21T1, Class A2
869,192	5.250	12/25/33	853,035
Countrywide Alternative Loan Trust Series 2004-29CB, Class A7
500,000	5.375	01/25/35	439,588
Countrywide Alternative Loan Trust Series 2005-5R, Class A2
572,795	4.750	12/25/18	530,570
Countrywide Home Loans, Inc. Series 2002-35, Class 3A1
98,060	5.000	02/25/18	100,358
Countrywide Home Loans, Inc. Series 2003-HYB3, Class 7A1(a)
677,117	3.762	11/19/33	659,164
FHLMC PAC Series 023, Class PK
510,609	6.000	11/25/23	550,736
FHLMC REMIC PAC Series 041, Class F
93,152	10.000	05/15/20	100,167
FHLMC REMIC PAC Series 159, Class H
35,595	4.500	09/15/21	35,638
FHLMC REMIC PAC Series 2022, Class PE
120,401	6.500	01/15/28	129,565
FHLMC REMIC PAC Series 2109, Class PE
419,246	6.000	12/15/28	452,174
FHLMC REMIC PAC Series 2345, Class PQ
62,032	6.500	08/15/16	66,881
FHLMC REMIC PAC Series 2389, Class CD
17,002	6.000	03/15/16	17,094

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collaterized Mortgage Obligations – (continued)
FHLMC REMIC PAC Series 2561, Class PE
$ 944,830	5.500%	09/15/28	$ 958,693
FHLMC REMIC PAC Series 2594, Class OR
196,993	4.250	06/15/32	200,736
FHLMC REMIC PAC Series 2628, Class PV
464,929	3.750	10/15/16	471,690
FHLMC REMIC PAC Series 2695, Class AT
665,855	4.000	10/15/26	677,220
FHLMC REMIC PAC Series 2698, Class LE
744,627	5.500	02/15/29	755,228
FHLMC REMIC PAC Series 2760, Class EC
600,000	4.500	04/15/17	628,515
FHLMC REMIC PAC Series 2763, Class PC
878,853	4.500	08/15/16	900,573
FHLMC REMIC PAC Series 2765, Class JN
848,911	4.000	05/15/19	864,156
FHLMC REMIC PAC Series 2859, Class PC
522,426	5.500	11/15/27	529,289
FHLMC REMIC PAC Series 3059, Class CD
945,000	5.000	04/15/31	999,437
FHLMC REMIC PAC Series 3078, Class PA
631,342	5.500	07/15/24	640,517
FHLMC REMIC PAC Series 3079, Class MA
760,757	5.000	11/15/24	775,635
FHLMC REMIC PAC Series 3117, Class PC
770,833	5.000	06/15/31	812,452
FHLMC REMIC Series 2534, Class HB
800,000	5.000	10/15/16	834,839
FHLMC REMIC Series 2584, Class LX
261,521	5.500	12/15/13	271,579
FHLMC REMIC Series 2664, Class MA
819,217	5.000	04/15/30	845,550
FHLMC REMIC Series 2830, Class DA
776,555	5.000	07/15/19	782,384
FHLMC REMIC Series 2972, Class CA
754,062	4.500	05/15/20	780,970
FHLMC REMIC Series 3131, Class BA
462,839	5.500	11/15/24	485,333
FHLMC REMIC Series 3146, Class GA
504,860	5.500	11/15/24	529,838
FNMA REMIC PAC Series 1992, Class 89 Principal-Only Stripped Security(b)
42,724	0.000	06/25/22	38,412
FNMA REMIC PAC Series 1992-129, Class L
266,216	6.000	07/25/22	280,774
FNMA REMIC PAC Series 1993-132, Class A Principal-Only Stripped Security(b)
33,626	0.000	10/25/22	31,128
FNMA REMIC PAC Series 1998-36, Class J
160,732	6.000	07/18/28	164,774
FNMA REMIC PAC Series 2001-71, Class MB
374,263	6.000	12/25/16	402,738

28	The accompanying notes are an integral part of these financial statements.

COMMERCE SHORT-TERM GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collaterized Mortgage Obligations – (continued)
FNMA REMIC PAC Series 2003-117, Class KB
$ 556,000	6.000%	12/25/33	$ 599,692
FNMA REMIC PAC Series 2003-14, Class AP
603,098	4.000	03/25/33	620,347
FNMA REMIC PAC Series 2003-29, Class QE
1,000,000	5.000	04/25/16	1,029,505
FNMA REMIC PAC Series 2003-74, Class PR
457,893	4.000	11/25/25	460,252
FNMA REMIC PAC Series 2005-102, Class PB
786,154	5.000	03/25/27	804,852
FNMA REMIC Series 1991-137, Class H
136,557	7.000	10/25/21	151,265
FNMA REMIC Series 1993-182, Class FA(a)
39,611	2.780	09/25/23	39,509
FNMA REMIC Series 1993-183, Class K
52,499	6.500	07/25/23	53,341
FNMA Series 2003-W17, Class 1A6
92,558	5.310	08/25/33	97,417
GNMA Series 1998-12, Class EB
217,191	6.500	05/20/28	230,172
GNMA Series 2001-53, Class F(a)
48,951	0.595	10/20/31	48,718
GSR Mortgage Loan Trust Series 2006-AR1, Class 2A4(a)
1,070,000	5.166	01/25/36	601,277
Indymac Index Mortgage Loan Trust Series 2004-AR6, Class 6A1(a)
561,973	5.519	10/25/34	456,843
Master Adjustable Rate Mortgages Trust Series 2004-13, Class 2A1(a)
672,139	3.343	04/21/34	632,374
Master Asset Securitization Trust Series 2003-6, Class 9A1
323,454	4.250	07/25/33	315,672
Master Asset Securitization Trust Series 2004-3, Class 5A1
91,122	6.250	01/25/32	90,980
Residential Accredit Loans, Inc. Series 2004-QS5, Class A5
523,864	4.750	04/25/34	498,365
Residential Funding Mortgage Securities I, Inc. Series 2003-S8, Class A1
367,600	5.000	05/25/18	372,540
Securitized Asset Sales, Inc. Series 1993-7, Class TA6
53,281	6.250	12/25/23	53,195
Sequoia Mortgage Trust Series 10, Class 1A(a)
209,606	0.645	10/20/27	182,401
Sequoia Mortgage Trust Series 2003-2, Class A1(a)
366,166	0.905	06/20/33	300,687
Structured Asset Securities Corp. Series 2003-20, Class 1A1
1,424,411	5.500	07/25/33	1,356,752
Structured Asset Securities Corp. Series 2003-31A, Class 2A7(a)
1,324,320	3.168	10/25/33	1,087,989
Vendee Mortgage Trust Series 1996-2, Class 1Z
261,475	6.750	06/15/26	279,778

Principal Amount	Interest Rate		Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collaterized Mortgage Obligations – (continued)
Washington Mutual MSC Mortgage Pass-Through Series 2002-MS8, Class 4A5
$ 376,939	5.750%		12/25/32	$ 359,154
Washington Mutual MSC Mortgage Pass-Through Series 2003-MS4, Class 2A3
915,163	5.000		02/25/33	916,221
Wells Fargo Alternative Loan Trust Series 2003-1, Class 2A1
1,101,199	5.750		09/25/18	1,069,195
Wells Fargo Mortgage Backed Securities Trust Series 2003-6, Class 1A1
237,607	5.000		06/25/18	241,236

TOTAL COLLATERIZED MORTGAGE OBLIGATIONS
(Cost $32,291,400)				$ 32,620,910

Commercial Mortgage Obligations – 4.3%
FNMA Series 2000-M2, Class C(a)
$ 17,807	7.116%		07/17/22	$ 17,802
GNMA REMIC Series 2004-51, Class A
150,169	4.145		02/16/18	152,024
GNMA Series 2004-09, Class A
472,580	3.360		08/16/22	475,916
GNMA Series 2004-20, Class C
1,700,000	4.430		04/16/34	1,781,921
GNMA Series 2004-45, Class A
933,969	4.020		12/16/21	956,408
GNMA Series 2004-60, Class C(a)
1,150,000	5.240		03/16/28	1,223,197

TOTAL COMMERCIAL MORTGAGE OBLIGATIONS
(Cost $4,412,795)				$ 4,607,268

Mortgage-Backed Pass-Through Obligations – 5.3%
FHLMC
$ 165,938	5.500%		08/01/17	$ 179,056
494,422	5.500		09/01/21	528,100
119,648	6.000		10/01/23	128,089
676,597	5.000		05/01/27	707,906
FNMA
6,483	4.500		11/01/09	6,527
1,368	6.500		02/01/12	1,419
113,274	6.500		09/01/13	121,817
172,908	10.500		11/01/15	188,513
183,766	6.000		07/01/16	198,523
651,638	5.500		05/01/19	701,725
655,047	5.500		06/01/20	705,396
8,390	5.195	(a)	08/01/23	8,656
4,078	9.000		07/01/24	4,628
11,855	3.842	(a)	12/01/28	11,946
91,226	7.000		11/01/31	100,982
664,386	6.000		07/01/33	713,213
781,682	4.303	(a)	02/01/34	806,739
413,286	5.092	(a)	10/01/34	433,176

The accompanying notes are an integral part of these financial statements.	29

COMMERCE SHORT-TERM GOVERNMENT FUND

Schedule of Investments (continued)

October 31, 2009

Principal Amount	Interest Rate		Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Mortgage-Backed Pass-Through Obligations – (continued)
GNMA
$ 15,188	8.000%		07/15/17	$ 17,316
1,066	4.125	(a)	12/20/24	1,099
16,689	4.375	(a)	04/20/26	17,052
15,268	4.625	(a)	08/20/26	15,714
19,896	4.375	(a)	01/20/28	20,358

TOTAL MORTGAGE-BACKED PASS-THROUGH OBLIGATIONS
(Cost $5,195,746)				$ 5,617,950

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $41,899,941)				$ 42,846,128

U.S. Government Agency Obligations – 34.0%
FFCB
$ 237,000	6.890%		09/13/10	$ 250,254
1,000,000	3.875		10/07/13	1,066,726
1,600,000	2.625		04/17/14	1,607,816
250,000	7.000		09/01/15	301,728
500,000	6.125		12/29/15	580,371
FHLB
750,000	5.000		03/11/11	791,275
1,640,000	3.375		06/24/11	1,704,501
1,250,000	4.750		12/09/11	1,343,482
1,000,000	3.500		03/08/13	1,055,113
1,500,000	5.125		08/14/13	1,669,090
1,000,000	3.625		10/18/13	1,057,527
1,560,000	5.250		06/18/14	1,754,640
1,000,000	5.250		09/12/14	1,128,309
FHLMC
2,000,000	4.875		02/09/10	2,024,782
3,700,000	5.000		10/18/10	3,852,344
875,000	2.125		09/21/12	889,519
1,500,000	4.625		10/25/12	1,633,293
800,000	4.000		06/12/13	857,753
1,560,000	2.500		01/07/14	1,577,045
1,600,000	2.500		04/23/14	1,609,485
790,000	5.000		07/15/14	876,968
FNMA
1,000,000	6.000		05/15/11	1,078,449
1,000,000	6.125		03/15/12	1,113,349
850,000	3.625		02/12/13	899,352
1,500,000	4.375		03/15/13	1,622,037
1,600,000	2.500		05/15/14	1,603,114
1,000,000	3.000		09/16/14	1,019,987
Tennessee Valley Authority
900,000	6.790		05/23/12	1,016,855

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $35,141,467)				$ 35,985,164

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Government Guarantee Obligations(c) – 8.8%
Financial – 8.8%
Citibank NA
$ 900,000	1.375%	08/10/11	$ 906,040
GMAC, Inc.
1,000,000	2.200%	12/19/12	1,013,923
JPMorgan Chase & Co.
800,000	3.125	12/01/11	832,636
Keybank National Association
400,000	3.200	06/15/12	418,120
Morgan Stanley & Co.
800,000	2.900	12/01/10	818,650
750,000	2.250	03/13/12	765,548
Regions Bank
1,000,000	3.250	12/09/11	1,042,690
U.S. Bancorp
750,000	2.250	03/13/12	768,895
1,000,000	1.800	05/15/12	1,007,868
U.S. Central Credit Union
900,000	1.900	10/19/12	901,439
Wells Fargo & Co.
800,000	3.000	12/09/11	830,530

TOTAL U.S. GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $9,090,038)			$ 9,306,339

U.S. Treasury Obligations – 8.9%
United States Treasury Inflation Protected Securities
$1,200,320	3.000%	07/15/12	$ 1,288,750
1,168,010	2.000	01/15/14	1,226,137
1,144,940	2.000	07/15/14	1,207,644
United States Treasury Notes
1,000,000	4.125	08/15/10	1,029,688
2,000,000	4.500	11/15/10	2,084,610
2,000,000	5.125	06/30/11	2,146,406
435,000	4.500	04/30/12	470,615

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $8,883,985)			$ 9,453,850

Repurchase Agreement(d) – 5.3%
State Street Bank & Trust Co.
$5,581,000	0.010%	11/02/09	$ 5,581,000
Maturity Value: $5,581,005
(Cost $5,581,000)

TOTAL INVESTMENTS – 99.7%
(Cost $102,939,493)			$105,703,564

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			277,032

NET ASSETS – 100.0%			$105,980,596

30	The accompanying notes are an integral part of these financial statements.

COMMERCE SHORT-TERM GOVERNMENT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. The interest rate shown reflects the rate as of October 31, 2009.
(b)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
(d)	Repurchase agreement was entered into on October 30, 2009. This agreement was fully collateralized by $5,700,000 U.S. Treasury Bill, 0.000%, due 04/15/10 with a market value of $5,696,010.

Investment Abbreviations:
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
MSC	—Mortgage Securities Corp.
PAC	—Planned Amortization Class
REMIC	—Real Estate Mortgage Investment Conduit

PORTFOLIO COMPOSITION

Sector Allocations	AS OF 10/31/09	AS OF 10/31/08

U.S. Government Agency Obligations	34.0%	42.7%
Collaterized Mortgage Obligations	30.8	20.7
U.S. Treasury Obligations	8.9	17.6
U.S. Government Guarantee Obligations	8.8	—
Mortgage-Backed Pass-Through Obligations	5.3	7.9
Commercial Mortgage Obligations	4.3	6.7
Asset-Backed Securities	2.3	0.4
Commercial Mortgage-Backed Obligation	—	2.3
Short-term Obligation	5.3	0.9

TOTAL INVESTMENTS	99.7%	99.2%

The percentage shown for each Sector Allocation reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such, its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	31

COMMERCE NATIONAL, MISSOURI AND KANSAS TAX-FREE INTERMEDIATE BOND FUND

National, Missouri, and Kansas Tax-Free Intermediate Bond Funds Overview

We present you with the annual report for the Commerce National, Missouri, and Kansas Tax-Free Intermediate Bond Funds for the one-year period ended October 31, 2009.

A conversation with Brian Musielak, Portfolio Manager of the National, Missouri, and Kansas Tax-Free Intermediate Bond Funds.

Q: How did the Funds perform over the review period?

A: Over the one-year period ended October 31, 2009, the National Tax-Free Intermediate Bond Fund generated an annualized total return of 10.89%.

Over the one-year period ended October 31, 2009, the Missouri Tax-Free Intermediate Bond Fund generated an annualized total return of 9.54%.

Over the one-year period ended October 31, 2009, the Kansas Tax-Free Intermediate Bond Fund generated an annualized total return of 10.33%.

These returns compare to 11.41% annualized total return of the Funds’ benchmark, the Barclays Capital 3-15 Year Blend Index.

Q: What were the material factors that affected the Funds’ performance relative to their benchmark during the reporting period?

A: The bond market experienced a massive reversal in risk-taking over the last year compared to the previous year. Credit spreads, or the additional yield received for buying lower rated bonds, had increased to all time highs approximately a year ago. Since then, those spreads have snapped back dramatically. This has resulted in the lowest quality and longest maturity bonds performing the best. On all three Tax-Free Funds, we were generally shorter in maturity and higher in quality compared to the benchmark, which was a drag on performance. At this point, we are maintaining our positioning with respect to credit rating, and continue to look for A-rated revenue issues with no insurance, as we believe those deals offer the best risk adjusted return in our market today.

Q: Were there any significant adjustments made to the Funds’ portfolios during the period?

A: One of the biggest changes in the Funds for the last year was to purchase more single-A rated issues. Throughout the year we made a specific effort to purchase lower-rated bonds in an attempt to keep up with the benchmark. Additionally, we focused on revenue bond issues for non-essential services. Given this posture, we significantly reduced our AAA holdings, while increasing AA or lower-rated positions. Taking a longer term view, we believe these bonds represent tremendous value.

Q: Could you describe some specific holdings that enhanced returns during the period?

A: In the National Tax-Free Intermediate Bond Fund, the best performing bonds were some of our lower-rated hospital or housing bonds such as Tangipahoa Parish LA Hosp Rev* 5.00% due 2/1/30, Kentucky Economic Dev Ashland Hosp Rev* 6.00% due 2/1/33, and Pennsylvania Hsg Fin Agy Rev* 5.00% due 10/1/23.

In the Missouri Tax-Free Intermediate Bond Fund, the best performing bonds were some of our lower-rated hospital or housing bonds such as Boone County MO Hosp Rev* 5.75% due 8/1/28, Iowa Fin Auth Single Family Mtg Rev* 5.00% due 7/1/23, and MO State Health and Ed Cox Health* 5.125% due 11/15/23.

In the Kansas Tax-Free Intermediate Bond Fund, the best performing bonds were lower-rated revenue bonds such as KDFA University of Kansas* 4.75% due 6/1/25, Chisolm Creek Util Auth* 5.25% due 9/1/24, and Olathe KS Health Facs Rev* 5.125% due 9/1/21.

Q: What were some examples of holdings that didn’t meet your expectations?

A: In the National Tax-Free Intermediate Bond Fund, New York City GO* 5.25% due 8/1/11 and Wyoming Community Dev Auth* 4.80% due 6/1/09 performed poorly.

*	The Fund may discontinue investing in these securities at any time.

COMMERCE NATIONAL, MISSOURI AND KANSAS TAX-FREE INTERMEDIATE BOND FUND

In the Missouri Tax-Free Intermediate Bond Fund, Mehlville MO School District* 4.75% due 3/1/16 and St. Charles County MO Pub Water Supply Dist* 4.00% due 12/1/20 performed poorly.

In the Kansas Tax-Free Intermediate Bond Fund, Reno County KS Sch Dist* 5.50% due 9/1/15 and Topeka KS* 4.00% due 8/15/13 performed poorly.

*	The Fund may discontinue investing in these securities at any time.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2009

The following is performance information for the Commerce National Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2009

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception
Shares (commenced February 21, 1995)(a)	10.89%	3.49%	4.88%	4.76%
Barclays Capital 3-15 Year Blend Index (as of March 1, 1995)(b)	11.41%	4.24%	5.51%	5.56%

National Tax-Free Intermediate Bond Fund Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Expense Ratios(c)

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Shares	0.70%	0.82%

(a)

Returns assume fee waivers and expense reductions. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.

(b)

The Barclays Capital 3-15 Year Blend Index is an unmanaged index composed of investment grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect the deduction of any fees, expenses or taxes.

(c)

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time by the Adviser. If this occurs, the expense ratios may change without shareholder approval.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments

October 31, 2009

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – 98.0%
Alabama – 1.6%
Alabama Drinking Water Finance Authority Revenue Bonds (Revolving Funding Program) Series A (AMBAC) (NR/NR)
$ 760,000	4.700%	08/15/11	$ 761,961
Birmingham AL GO Bonds (Refunding Warrants) Series B (FSA) (AAA/Aa3)
650,000	5.500	07/01/12	707,921
Birmingham AL Special Care Facilities Financing Authority Revenue Bonds (Childrens Hospital) Series B (AMBAC) (A/A3)
1,005,000	5.000	06/01/16	1,056,064
Cullman AL GO Bonds (Warrants) Series 2007 (FSA) (AAA/Aa3)
65,000	4.500	07/01/23	65,630

			2,591,576

Alaska – 1.2%
Alaska Industrial Development & Export Authority Revenue Bonds (Refunding Greater Fairbanks) Series C (A/NR)
1,000,000	4.500	04/01/18	988,250
Alaska Muncipal Bond Bank Authority Revenue Bonds Series 1 (A+/A1)
400,000	5.500	09/01/28	417,580
North Slope Boro AK GO Bonds (Capital Appreciation) Series B (MBIA) (AA-/A2)(a)
500,000	0.000	06/30/10	496,415

			1,902,245

Arizona – 9.5%
Arizona School Facilities Board Certificates of Participation (AA-/A1)
2,810,000	5.125	09/01/21	2,997,736
Arizona State University Energy Management LLC Revenue Bonds (Tempe Campus II) Series 2009 (AA-/A1)
1,020,000	5.000	07/01/13	1,106,720
2,000,000	5.000	07/01/14	2,171,700
Glendale AZ Industrial Development Authority Revenue Bonds (Refunding Midwestern University) (A-/NR)
1,200,000	5.250	05/15/19	1,234,416
500,000	5.250	05/15/22	502,730
Pima County AZ Certificates of Participation Series 2009 (A+/A1)
500,000	4.000	06/01/12	520,490
Pinal County AZ Unified School District No.1 Florence GO Bonds (School Improvement Project of 2006) Series C (A/NR)
860,000	5.000	07/01/17	923,244
335,000	5.000	07/01/18	355,767
350,000	5.000	07/01/19	368,571
1,100,000	5.125	07/01/22	1,149,588
Queen Creek AZ Excise Tax & State Shared Revenue Bonds (MBIA) (A+/Baa1)
1,070,000	5.000	08/01/27	1,116,663
Tucson AZ GO Bonds (Refunding) (FGIC) (AA-/Aa3)
535,000	4.000	07/01/15	576,500

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Arizona – (continued)
Yuma County AZ Library District GO Bonds Series 2007 (XLCA) (A-/A2)
$1,000,000	5.000%	07/01/19	$ 1,033,990
500,000	5.000	07/01/20	514,055
1,000,000	5.000	07/01/21	1,028,110

			15,600,280

Arkansas – 0.3%
Arkansas State Development Finance Authority Economic Development Revenue Bonds (Taxable) (A/NR)
535,000	5.480	09/01/17	546,770

California – 2.4%
Port Oakland CA Revenue Bonds Series C (A/A2)
600,000	5.000	11/01/16	644,604
San Mateo CA Unified High School District GO Bonds (Capital Appreciation) Series C (MBIA) (AA/Aa2)(a)
880,000	0.000	09/01/23	451,854
Santa Clara County CA East Side Union High School District GO Bonds (Refunding) Series B (A+/Baa1)
800,000	5.250	02/01/23	842,952
West Contra Costa CA Unified School District GO Bonds (Refunding) Series A (MBIA) (A/Baa1)
1,810,000	5.700	02/01/22	1,928,229

			3,867,639

Colorado – 1.6%
Colorado Educational & Cultural Facilities Authority Revenue Bonds (Charter School-University Laboratory School Project) (ETM) (NR/NR)
120,000	5.250	06/01/11	124,643
Colorado Housing & Finance Authority Revenue Bonds (Single Family Mortgage) Series A (FHA) (AAA/Aaa)
600,000	4.200	11/01/18	609,438
430,000	4.350	11/01/19	438,720
450,000	4.600	11/01/20	460,076
Colorado State Department of Corrections Certificates of Participation (Capital Appreciation) (AMBAC) (AA-/Aa3)(a)
100,000	0.000	03/01/10	99,721
Mesa State College CO Auxiliary Facilities Enterprise Revenue Bonds (AA-/Aa3)(b)
485,000	5.400	11/15/17	577,426
Westminster CO Certificates of Participation (Refunding) (MBIA) (AA-/Baa1)
250,000	4.500	12/01/23	256,853

			2,566,877

District Of Columbia – 0.7%
District of Columbia Revenue Bonds (World Wildlife Fund) Series A (AMBAC) (NR/Aa3)
555,000	5.750	07/01/11	576,029

The accompanying notes are an integral part of these financial statements.	35

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2009

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
District Of Columbia – (continued)
District of Columbia Water & Sewer Authority Public Utility Revenue Bonds (FSA) (AAA/Aa3)
$ 500,000	5.500%	10/01/17	$ 583,575

			1,159,604

Florida – 9.4%
Bay County FL School Board Certificates of Participation (Master Lease Program) Series A (AMBAC) (NR/NR)
1,090,000	5.000	07/01/25	1,041,233
Brevard County FL Health Facilities Authority Revenue Bonds (Health First, Inc. Project) Series 2005 (A-/A3)
875,000	5.000	04/01/18	870,214
Florida Housing Finance Corp. Revenue Bonds (Homeowner Mortgage) Series 2 (GNMA/FNMA/FHLMC) (AA+/Aa1)
1,000,000	4.400	07/01/24	976,080
1,585,000	4.650	07/01/29	1,556,851
Florida Municipal Loan Council Revenue Bonds Series A (MBIA) (A/Baa1)
1,000,000	5.000	10/01/20	1,009,710
Florida State Community Services Corp. Walton County Water & Sewer Revenue Bonds (Refunding) (AMBAC) (NR/NR)
1,330,000	5.500	03/01/14	1,400,796
Highlands County FL School Board Certificates of Participation (NR/Baa1)
1,055,000	4.750	03/01/24	933,010
Jupiter County FL (Community Center Project) GO Bonds Series 2001 (AA+/Aa2)
50,000	5.500	07/01/21	57,283
Miami-Dade County FL Expressway Authority Toll Systems Revenue Bonds Series B (FGIC) (A/A3)
1,000,000	5.250	07/01/14	1,097,550
Miami-Dade County FL GO Bonds (Building Better Communities Project) Series B (AA-/Aa3)
1,000,000	6.250	07/01/26	1,137,340
Miami-Dade County FL Water & Sewer Revenue Bonds (Refunding) (XLCA) (A+/A1)
2,000,000	5.000	10/01/21	2,082,060
Ocala FL Utility System Revenue Bonds Series A (NR/A1)
540,000	5.000	10/01/17	583,502
Orange County FL School Board Certificates of Participation Series A (FGIC) (AA-/A1)
1,000,000	5.000	08/01/16	1,063,990
Osceola County FL School Board Certificates of Participation Series A (FGIC) (A/A2)
465,000	5.000	06/01/15	486,585
Palm Beach County FL School Board Certificates of Participation (FGIC) (AA-/A1)
1,000,000	5.500	08/01/15	1,097,160

			15,393,364

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Georgia – 0.1%
Brunswick GA Water & Sewer Revenue Bonds (Refunding and Improvement) Series 1992 (MBIA) (A/Baa1)
$ 90,000	6.100%	10/01/19	$ 98,531
Cherokee County GA Water & Sewer Authority Revenue Bonds (Refunding and Improvement) Series 1993 (MBIA) (A/Aa3)
55,000	5.500	08/01/23	62,861

			161,392

Illinois – 5.9%
Chicago IL Board of Education Certificates of Participation (Lease) Series A (MBIA) (A/A1)
375,000	6.250	01/01/10	378,296
Chicago IL Public Building Commission Revenue Bonds (Refunding Chicago School Reform) Series B (FGIC) (A/A1)
1,000,000	5.250	12/01/18	1,110,390
Chicago IL Wastewater Transmission Revenue Bonds (Refunding) Series 1993 (FGIC) (A/A1)
1,080,000	5.375	01/01/13	1,144,044
Elgin IL GO Bonds (Refunding) Series B (NR/Aa2)
25,000	4.800	01/01/10	25,001
Hoffman Estates IL Park District Revenue Bonds (Debt Certificates) Series 2004 (AA-/A2)
1,000,000	5.250	12/01/23	1,082,630
Illinois Finance Authority Revenue Bonds (Columbia College) (MBIA) (A/Baa1)
2,000,000	5.250	12/01/22	1,992,440
Illinois Finance Authority Revenue Bonds (Refunding Shedd Aquarium Society) (AMBAC) (A+/A1)
1,685,000	5.000	07/01/21	1,705,574
Illinois Finance Authority Revenue Bonds (Roosevelt University) (NR/Baa2)
100,000	5.250	04/01/22	100,299
Illinois Finance Authority Revenue Bonds (Roosevelt University) Series 2007 (NR/Baa2)
650,000	5.125	04/01/19	656,552
Illinois Housing Development Authority Revenue Bonds (Refunding Single Family Housing) Series C-1 (AA/Aa3)
255,000	3.700	02/01/13	258,425
Metropolitan Pier & Exposition Authority IL Revenue Bonds (Dedicated State Tax) (AMBAC) (AAA/A2)
600,000	5.125	06/01/11	600,948
Will County IL Community Unit School District No. 365 Valley View GO Bonds (Capital Appreciation) Series B (FSA) (AAA/Aa3)(a)
635,000	0.000	11/01/13	568,960

			9,623,559

Indiana – 10.2%
Allen County IN War Memorial Revenue Bonds (Refunding Coliseum Additions Building Corp.) Series A (NR/Aa3)
600,000	5.000	05/01/16	675,582
615,000	5.000	11/01/16	694,956

36	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Indiana – continued
Clark Pleasant IN Middle School Building Corp. Revenue Bonds (First Mortgage) (AA+/NR)
$ 975,000	4.250%	01/15/17	$ 1,002,973
1,000,000	4.250	07/15/17	1,023,030
1,015,000	4.500	01/15/18	1,047,967
Elkhart County IN Complex Building Corp. Revenue Bonds (First Mortgage) (AA-/NR)
880,000	4.000	06/01/12	938,819
Elkhart County IN Hospital Authority Revenue Bonds (NR/A1)
390,000	4.750	08/15/11	393,280
Evansville Vanderburgh IN Public Leasing Corp. Revenue Bonds (Refunding First Mortgage) (AMBAC) (A+/NR)
1,740,000	5.250	07/15/16	1,844,261
Fort Wayne IN Redevelopment Authority Lease Rental Revenue Bonds (Taxable) Series 2007 (Assured Guaranty) (NR/Aa2)
1,100,000	5.800	02/01/20	1,113,530
Franklin IN Community Multi-School Building Corp. Revenue Bonds (First Management) (MBIA) (A/NR)
500,000	5.000	07/15/21	536,160
Indiana Bond Bank Revenue Bonds (Special Project-Hendricks Regional Health) Series A (AA/NR)
390,000	5.000	02/01/13	419,156
120,000	5.000	08/01/14	131,586
Indiana Health & Educational Facilities Financing Authority Revenue Bonds (Refunding University of Indianapolis Educational Facilities) (A-/NR)
1,090,000	5.000	10/01/15	1,181,396
Indianapolis Local Public Improvement Revenue Bonds (Refunding) Series B (AA/Aa2)
1,300,000	6.000	01/10/20	1,503,593
Indianpolis Multi-School Building Corp. Revenue Bonds (Refunding First Mortgage) (AA/Baa1)
1,020,000	3.000	01/15/26	798,201
Monroe-Gregg Industrial Grade School Building Corp. Revenue Bonds (Refunding - First Mortgage) (FSA) (AAA/Aa3)
375,000	4.250	07/15/17	394,204
SouthWest Allen IN Multi School Building Corp. Revenue Bonds (First Mortgage) Series A (MBIA) (NR/A1)
2,890,000	5.000	01/15/20	2,978,232

			16,676,926

Iowa – 0.4%
Iowa Finance Authority Revenue Bonds (Refunding Child Services) (NR/NR)
160,000	5.100	06/01/17	137,910
480,000	5.125	06/01/18	401,774
Iowa Finance Authority Revenue Bonds (Single Family Mortgage) Series A (GNMA/FNMA) (AAA/Aaa)
185,000	4.300	07/01/16	187,448

			727,132

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – 2.3%
Kansas State Development Finance Authority Health Facilities Revenue Bonds Series 2005 (Hays Medical Center) (MBIA) (NR/A2)(c)
$1,915,000	3.750%	05/15/26	$ 1,936,256
Lawrence KS Hospital Revenue Bonds (Refunding Lawrence Memorial Hospital) (NR/A3)
750,000	5.250	07/01/12	780,488
Neosho County KS Sales Tax Revenue Bonds (MBIA) (ETM) (AA/NR)
105,000	5.500	08/15/11	108,120
Olathe KS Health Facilities Revenue Bonds (Refunding) (Olathe Medical Center) Series 2008 (A+/NR)
1,000,000	4.000	09/01/14	1,028,250

			3,853,114

Kentucky – 1.2%
Kentucky Economic Development Finance Authority Medical Center Revenue Bonds (Ashland Hospital Corp. Kings) Series C (A+/A1)
1,900,000	6.000	02/01/33	1,963,365

Louisiana – 3.5%
East Baton Rouge LA Mortgage Finance Authority Single Family Revenue Bonds (Mortgage Backed Securities Program) Series A-2 (GNMA/FNMA/FHLMC) (NR/Aaa)
750,000	4.750	10/01/29	745,193
Louisiana Local Government Environmental Facilities Community Development Authority Revenue Bonds (Capital Projects & Equipment Acquisition) (AMBAC) (NR/NR)
2,755,000	5.250	12/01/18	2,750,950
Tangipahoa Parish LA Hospital Service District No. 1 Revenue Bonds (Refunding North Oaks Medical Center Project) Series A (BBB+/NR)
1,100,000	5.375	02/01/18	1,111,154
1,245,000	5.000	02/01/30	1,098,762

			5,706,059

Maine – 0.2%
Maine State Housing Authority Mortgage Purpose Revenue Bonds (Non AMT) Series J (AA+/Aa1)
300,000	6.500	11/15/28	323,355

Massachusetts – 0.1%
Massachusetts State Health & Educational Facilities Authority Revenue Bonds (Boston College) Series L (AA-/Aa3)
10,000	5.250	06/01/13	10,015
Massachusetts State Water Resources Authority Revenue Bonds Series A (ETM) (AA+/Aa2)
60,000	6.500	07/15/19	72,775

			82,790

The accompanying notes are an integral part of these financial statements.	37

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2009

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Michigan – 4.9%
Genesee County MI Sewage Disposal Systems Revenue Bonds (Interceptors & Treatment Facilities) (FGIC) (A+/A2)
$ 550,000	4.000%	05/01/14	$ 559,328
Grand Valley MI State University Revenue Bonds (FGIC) (A+/NR)
1,500,000	5.300	12/01/24	1,539,960
Grand Valley MI State University Revenue Bonds Series 1998 (FGIC) (A+/NR)
1,080,000	5.500	02/01/18	1,165,017
Ingham County MI GO Bonds Series 1998 (FSA) (AAA/Aa3)
500,000	5.125	11/01/12	533,945
Jenison MI Public Schools GO Bonds (Refunding) (MBIA) (A+/A1)
1,000,000	5.250	05/01/14	1,102,730
Lake Superior University of Michigan Revenue Bonds (Unrefunded) Series 1997 (MBIA) (AA/Baa1)
675,000	5.000	11/15/12	679,489
Michigan State Hospital Finance Authority Revenue Bonds (Ascension Health Credit) Series A (MBIA) (AA/Aa1)
2,500,000	5.500	11/15/10	2,529,300

			8,109,769

Minnesota – 1.1%
Minneapolis & Saint Paul MN Metropolitan Airports Commission Airport Revenue Bonds (Refunding) Series A (AA-/NR)
1,020,000	5.000	01/01/21	1,090,951
Minnesota State Housing Finance Agency Revenue Bonds (Residential) Series A (AA+/Aa1)
670,000	3.800	07/01/17	671,789

			1,762,740

Mississippi – 0.4%
Mississippi Development Bank Special Obligation Revenue Bonds (Lowndes County Individual Development Project) Series 2007 (FSA) (AAA/Aa3)
605,000	5.000	07/01/17	665,905

Missouri – 2.9%
Kansas City MO Special Obligation Revenue Bonds (Capital Appreciation) Series E (AA-/A2)(a)
400,000	0.000	02/01/12	374,504
500,000	0.000	02/01/13	447,520
110,000	0.000	02/01/14	93,106
125,000	0.000	02/01/15	99,503
305,000	0.000	02/01/17	214,961
1,000,000	0.000	02/01/18	660,300
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Hartman Heritage Center Phase II) (AMBAC) (A+/NR)
1,070,000	5.000	04/01/19	1,103,972
Raytown MO Sewer Revenue Bonds (NR/NR)
275,000	4.625	07/01/24	274,260

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
St. Charles MO Certificates of Participation Series B (NR/A2)
1,000,000	5.500	05/01/18	1,045,110
St. Louis County MO Industrial Development Authority Health Facilities Revenue Bonds (Refunding Ranken Jordan Project) (NR/NR)
$ 500,000	5.000%	11/15/17	$ 457,740

			4,770,976

Montana – 0.4%
Montana State Board Housing Revenue Bonds (Single Family Mortgage) Series A-2 (AMT) (AA+/Aa1)
325,000	4.350	06/01/16	320,424
Montana State Board Housing Revenue Bonds (Single Family Mortgage) Series A-2 (AMT) (GO) (AA+/Aa1)
335,000	4.350	12/01/16	329,982

			650,406

Nebraska – 0.7%
Douglas County NE Hospital Authority No. 002 Revenue Bonds (Refunding) (Health Facilities-Childrens Hospital) (NR/A2)
500,000	6.000	08/15/22	536,855
Nebraska Investment Finance Authority Revenue Bonds (Single Family Housing) Series F (GNMA/FNMA/FHLMC) (AAA/NR)
115,000	4.300	09/01/14	114,350
170,000	4.350	03/01/15	168,479
100,000	4.350	09/01/15	99,031
100,000	4.400	09/01/16	98,949
University of Nebraska Revenue Bonds (Lincoln-Student Fees & Facilities) Series A (AA-/Aa2)
160,000	5.250	07/01/34	170,275

			1,187,939

Nevada – 0.9%
Nye County NV School District GO Bonds (Refunding) Series A (PSF-GTD) (NR/Aaa)
100,000	4.375	05/01/25	102,427
Washoe County NV Highway Revenue Bonds (Motor Vehicle Fuel Tax) Series 2009 (AA-/A1)
1,345,000	5.500	02/01/28	1,384,139

			1,486,566

New Hampshire – 0.5%
New Hampshire State Housing Finance Authority Revenue Bonds (Single Family Mortagage) (Non AMT) (NR/Aa2)
750,000	5.300	07/01/28	777,068

New Jersey – 0.1%
Passaic County NJ GO Bonds (Refunding Taxable Pension) Series 2003 (FSA) (NR/Aa3)
100,000	5.750	02/15/21	98,487

38	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
New Mexico – 0.6%
Albuquerque NM Apartment Revenue Bonds (Refunding) (AMT) (AMBAC) (A+/Aa3)
$ 500,000	5.375%	07/01/13	$ 513,650
New Mexico Mortgage Finance Authority Revenue Bonds (Single Family Mortgage Program) Class I-B-2 (GNMA/FNMA/FHLMC) (AAA/NR)
405,000	4.000	09/01/19	403,060
New Mexico Mortgage Finance Authority Revenue Bonds (Single Family Mortgage Program) Series A-3 (GNMA/FNMA/FHLMC) (AAA/NR)
10,000	6.150	09/01/17	10,020

			926,730

New York – 1.5%
Metropolitan Transportation Authority NY Service Contract Revenue Bonds (Refunding) Series A (AA-/A1)
2,000,000	5.100	01/01/21	2,087,180
New York State Dormitory Authority Revenue Bonds (Consolidated City University System) Series A (AA-/A1)
325,000	5.750	07/01/13	348,322
New York State Dormitory Authority Revenue Bonds (Unrefunded Balance) Series C (AA-/A1)
75,000	7.375	05/15/10	77,720

			2,513,222

North Dakota – 1.5%
Fargo ND Public School District No. 1 GO Bonds Series 2008 (Limited Tax - School Building) (NR/A1)
1,000,000	5.000	05/01/23	1,056,670
North Dakota State Housing Finance Agency Mortgage Revenue Bonds (Housing Finance Project) Series B (AMT) (NR/Aa1)
550,000	4.400	07/01/16	543,724
North Dakota State Housing Finance Agency Revenue Bonds (Housing Finance Project) Series B (NR/Aa1)
635,000	4.450	07/01/17	619,976
North Dakota State Housing Finance Agency Revenue Bonds (Housing Home Mortgage Finance Program) Series A (NR/Aa1)
285,000	4.100	07/01/19	285,636

			2,506,006

Ohio – 5.1%
Akron OH Certificates of Participation (Parking Facilities Project) Series A (AMBAC) (A+/NR)
1,250,000	5.000	12/01/16	1,363,213
Indian Lake OH Local School District GO Bonds (Refunding & Improvement School Facilities Construction) (MBIA) (A+/A2)
830,000	4.500	12/01/21	850,866
Knox County OH Hospital Facilities Revenue Bonds (Refunding Knox Community Hospital) (Radian) (BBB-/NR)
2,485,000	5.000	06/01/12	2,507,787

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Ohio – (continued)
Ohio State Higher Educational Facilities Revenue Bonds (College of Wooster Project) (NR/A1)
$ 520,000	5.000%	09/01/14	$ 570,045
Ohio State Higher Educational Facility Commission Revenue Bonds (Xavier University) Series C (A-/A3)
430,000	4.250	05/01/14	451,139
1,000,000	5.000	05/01/18	1,061,780
Sidney OH City School District GO Bonds (Capital Appreciation Refunding) (FGIC) (A/A2)(a)
1,025,000	0.000	12/01/16	800,771
1,035,000	0.000	12/01/17	767,349

			8,372,950

Oklahoma – 4.8%
McClain County OK Economic Development Authority Educational Facilities Lease Revenue Bonds (Blanchard Public Schools Project) (A-/NR)
1,000,000	4.000	09/01/13	1,038,050
1,000,000	4.850	09/01/18	1,034,040
1,000,000	5.000	09/01/19	1,036,880
Oklahoma County OK Finance Authority Educational Facilities Lease Revenue Bonds (Jones Public School Project) (A-/NR)
2,000,000	5.000	09/01/18	2,112,320
Tulsa County OK Public Facilities Authority Capital Improvement Revenue Bonds (AA-/NR)(b)
2,530,000	6.200	11/01/09	2,580,600
Tulsa OK Industrial Authority Student Housing Revenue Bonds (University of Tulsa) Series 2006 (NR/A2)
150,000	5.250	10/01/26	152,073

			7,953,963

Oregon – 2.3%
Oregon State Housing & Community Services Department Mortgage Revenue Bonds (Single-Family Mortgage) Series D (NR/Aa2)
1,135,000	4.350	07/01/18	1,158,926
1,310,000	4.400	07/01/19	1,328,012
Oregon State Housing & Community Services Department Mortgage Revenue Bonds (Single-Family Mortgage) Series E (AMT) (NR/Aa2)
375,000	5.050	07/01/17	382,613
Salem OR Hospital Facility Authority Revenue Bonds Series A (A+/NR)
900,000	5.250	08/15/12	949,401

			3,818,952

Pennsylvania – 1.9%
Oxford PA Area Sewer Authority Revenue Bonds (FSA) (NR/Aa3)
765,000	4.500	03/01/13	766,851
Pennsylvania Housing Finance Agency Revenue Bonds (Single Family Mortgage) (Non AMT) Series 103C (AA+/Aa2)
1,050,000	5.000	10/01/23	1,083,863

The accompanying notes are an integral part of these financial statements.	39

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2009

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Pennsylvania – (continued)
Pennsylvania State Higher Education Facilities Authority Revenue Bonds (University of Scranton) Series 2008 (A/NR)
$1,140,000	4.500%	05/01/14	$ 1,215,308

			3,066,022

Puerto Rico – 0.0%
Puerto Rico Electric Power Authority Revenue Bonds (Refunding) (MBIA) (A/A3)
10,000	5.000	07/01/20	10,351

Rhode Island – 0.4%
Rhode Island State Student Loan Revenue Bonds Series 3 (AMBAC) (AMT) (NR/A3)
180,000	5.700	12/01/12	177,557
205,000	5.800	12/01/14	198,276
125,000	5.900	12/01/15	120,218
Rhode Island State Student Loan Revenue Bonds Series 3 (AMBAC) (AMT) (NR/NR)
190,000	5.750	12/01/13	185,391

			681,442

South Carolina – 1.3%
Florence SC Water & Sewer Revenue Bonds (AMBAC) (A+/A1)
390,000	7.500	03/01/11	402,187
Fort Mill SC School Facilities Corp. Revenue Bonds (Installment Purchase Revenue) Series 2006 (NR/A2)
500,000	5.250	12/01/22	520,340
Greenville County SC Public Facilities Corp. Certificates of Participation (Refunding University Center Project) (AMBAC) (AA+/Aa1)
700,000	5.000	04/01/16	769,398
Spartanburg County SC School District No. 007 Lease Revenue Bonds (McCarthy Teszler Project) (XLCA) (NR/NR)
500,000	5.000	03/01/22	496,335

			2,188,260

South Dakota – 0.6%
South Dakota Housing Development Authority Revenue Bonds (Homeowner Mortgage-E-1) (AMT) (AAA/Aa1)
190,000	5.150	05/01/11	191,135
South Dakota Housing Development Authority Revenue Bonds (Multiple Purpose) Series A (FSA) (NR/Aa3)
120,000	4.300	11/01/10	120,684
South Dakota State Health & Educational Facilities Authority Revenue Bonds (Rapid City Regional Hospital) (MBIA) (A/A1)
660,000	5.000	09/01/10	682,849

			994,668

Tennessee – 0.6%
Memphis-Shelby County TN Sports Authority, Inc. Revenue Bonds (Memphis Arena Project) Series A (AMBAC) (AA-/A1)
700,000	5.500	11/01/11	747,460
Tennessee Housing Development Agency Revenue Bonds (Homeownership Program) (AMT) (GO) (AA+/Aa1)
220,000	4.250	01/01/14	219,575

			967,035

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Texas – 9.0%
Brownsville TX GO Bonds (Refunding) Series 2005 (A+/A2)
$1,000,000	5.000%	02/15/21	$ 1,051,490
710,000	5.000	02/15/22	744,144
Clint TX Independent School District GO Bonds (Refunding) (A/NR)
945,000	3.000	02/15/13	967,878
Corpus Christi TX Utility System Revenue Bonds (Refunding) (FSA) (AAA/Aa3)
375,000	5.000	07/15/12	408,829
Dallas Fort Worth TX International Airport Revenue Bonds (Refunding & Improvement) Series A (FGIC) (A+/A1)
130,000	5.750	11/01/15	134,894
El Paso TX Certificates Obligation GO Bonds (AA/NR)
260,000	4.000	08/15/16	276,164
Garland TX Electric Utility System Revenue Bonds Series 2009 (A+/NR)
1,000,000	5.000	03/01/13	1,076,270
Houston County TX Certificate Obligation GO Bonds (A/NR)
235,000	5.000	02/15/20	251,584
590,000	5.000	02/15/24	616,391
620,000	5.000	02/15/25	642,494
Houston TX Airport System Revenue Bonds (Refunding-Senior Lien) Series A (AA-/Aa3)
1,500,000	5.250	07/01/29	1,562,370
Houston TX Community College Systems Revenue Bonds (Unrefunded Balance) (Refunding) (MBIA) (A+/A1)
1,000,000	5.375	04/15/13	1,060,910
Houston TX Utility System Revenue Bonds (Refunding Combined First Lien) Series B (FGIC) (AA/A1)
500,000	5.000	11/15/18	549,170
Mansfield TX Certificates Obligations GO Bonds (AA/Aa3)
355,000	6.125	02/15/26	398,395
310,000	6.250	02/15/29	347,587
Pearland TX Certificates Obligations GO Bonds (AMBAC) (AA-/A1)
660,000	5.250	03/01/21	722,423
San Antonio TX GO Bonds (General Improvement) (AAA/Aa1)(b)
10,000	6.000	02/01/10	10,138
San Jacinto TX River Authority Special Project Revenue Bonds (The Woodlands Water Supply Systems) Series 2007 (AMBAC) (A+/NR)
330,000	5.250	10/01/21	338,059
Texas State Department of Housing & Community Affairs Residential Mortgage Revenue Bonds Series A (GNMA/FNMA/FHLMC) (AAA/Aaa)
1,000,000	5.100	07/01/29	1,015,140
Texas State Department of Housing & Community Affairs Single Family Revenue Bonds (Refunding) (AMT) (FHA/VA Mortgages) (AAA/Aa1)
145,000	4.600	09/01/19	141,962

40	The accompanying notes are an integral part of these financial statements.

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Texas – (continued)
Texas State GO Bonds (College Student Loan) Series 2002 (AA+/Aa1)
$ 900,000	5.000%	08/01/11	$ 948,978
Texas Woman’s University Financing Systems Revenue Bonds Series 2008 (A/A1)
675,000	5.500	07/01/24	737,593
Trinity TX River Authority Revenue Bonds Tarrant County Water Project (Improvement) (AA/A1)
450,000	5.750	02/01/26	491,256
Weslaco TX Independent School District GO Bonds (Maintenance Tax Notes) Series A (NR/A3)
300,000	4.500	02/15/16	317,985

			14,812,104

Utah – 0.7%
Utah Housing Corporation Single Family Mortgage Revenue Bonds (Refunding) Series A (AAA/Aaa)
575,000	3.600	07/01/15	579,382
525,000	3.850	07/01/16	530,208

			1,109,590

Virginia – 0.7%
Richmond VA Metropolitan Authority Expressway Revenue Bonds (Refunding) (FGIC) (A/NR)
1,000,000	5.250	07/15/17	1,080,370

Washington – 2.7%
CDP-King County III WA Lease Revenue Bonds (Refunding King Street Center Project) (MBIA) (AA+/Baa1)
750,000	4.500	06/01/22	768,360
Clark County WA School District No. 114 Evergreen GO Bonds (FSA) (NR/Aa1)
330,000	5.375	12/01/14	360,598
Everett WA Public Facilities District Ltd. Sales Tax & Interlocal Revenue Bonds Series A (A/NR)
1,000,000	5.000	12/01/24	1,019,260
King County WA School District No. 407 Riverview GO Bonds (NR/Aa1)
500,000	5.250	12/01/19	572,535
Ocean Shores WA Local Improvement District Bond Anticipation Notes Series 2007-01 (NR/NR)
1,550,000	4.750	08/01/11	1,560,710
Puyallup WA Combined Utility Revenue Bonds Series A (AA/NR)
160,000	4.000	11/01/15	167,106

			4,448,569

Wisconsin – 1.2%
Milwaukee County WI Airport Revenue Bonds (Refunding) Series B (MBIA) (NR/A1)
115,000	5.000	12/01/14	120,231
350,000	5.000	12/01/15	361,641
Monona WI Revenue Bonds Taxable Anticipation Notes (NR/A1)
755,000	5.650	09/01/11	775,966

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Wisconsin – (continued)
Pleasant Prairie Wisconsin GO Bonds (Promissory Notes) Series F (AA/A1)
$ 400,000	4.500%	09/01/17	$ 440,088
Plymouth WI Combined Utility Revenue Bonds (XLCA) (NR/A2)
230,000	4.375	05/01/12	246,229

			1,944,155

Wyoming – 0.6%
Wyoming Community Development Authority Housing Revenue Bonds Series 7 (AA+/Aa1)
30,000	5.150	12/01/10	30,353
85,000	5.200	12/01/11	86,062
Wyoming Community Development Authority Housing Revenue Bonds Series 8 (AMT) (AA+/Aa1)
165,000	4.250	06/01/14	164,655
280,000	4.250	12/01/14	279,359
385,000	4.300	12/01/15	382,752

			943,181

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $157,361,173)			$160,593,473

Repurchase Agreement(d) – 2.3%
State Street Bank & Trust Co.
$3,800,000	0.010%	11/02/09	$ 3,800,000
Maturity Value: $3,800,003
(Cost $3,800,000)

TOTAL INVESTMENTS – 100.3%
(Cost $161,161,173)			$164,393,473

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%			(515,526)

NET ASSETS – 100.0%			$163,877,947

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Prerefunded security. Maturity date disclosed is prerefunding date.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.
(d)	Repurchase agreement was entered into on October 30, 2009. This agreement was fully collateralized by $3,880,000 U.S. Treasury Bill, 0.000%, due 04/15/10 with a market value of $3,877,284.
Security ratings disclosed are issued by Standard & Poor’s Ratings Services/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.	41

COMMERCE NATIONAL TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2009

Investment Abbreviations:
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMT	—Alternative Minimum Tax
ETM	—Escrow to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Insured by Federal Housing Administration
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
FSA	—Insured by Financial Security Assurance Co.
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
MBIA	—Insured by Municipal Bond Investors Assurance
NR	—Not Rated
PSF-GTD	—Guaranteed by Permanent School Fund
Radian	—Insured by Radian Asset Assurance
VA	—Veterans Administration
XLCA	—Insured by XL Capital Assurance, Inc.

PORTFOLIO COMPOSITION

Sector Allocation	AS OF 10/31/09	AS OF 10/31/08

Lease	20.1%	18.1%
General Obligations	17.4	20.3
Education	12.9	9.6
Hospital	11.3	13.8
Single Family Housing	10.7	8.8
General	9.4	10.3
Transportation	6.7	4.3
Water/Sewer	6.4	7.4
Prerefunded/Escrow to Maturity	1.7	3.4
Power	1.0	—
Student	0.3	1.8
Multi Family Housing	0.1	1.1
Short-term Obligation	2.3	0.7

TOTAL INVESTMENTS	100.3%	99.6%

The percentage shown for each Sector Allocation reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such its composition may differ over time.

42	The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2009

The following is performance information for the Commerce Missouri Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2009

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception
Shares (commenced February 21, 1995)(a)	9.54%	3.44%	4.78%	4.66%
Barclays Capital 3-15 Year Blend Index (as of March 1, 1995)(b)	11.41%	4.24%	5.51%	5.66%

Missouri Tax-Free Intermediate Bond Fund Shares 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Expense Ratios(c)

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Shares	0.70%	0.81%

(a)

Returns assume fee waivers and expense reductions. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.

(b)

The Barclays Capital 3-15 Year Blend Index is an unmanaged index comprised of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect the deduction of any fees, expenses or taxes.

(c)

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time by the Adviser. If this occurs, the expense ratios may change without shareholder approval.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments

October 31, 2009

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – 97.9%
Arizona – 1.3%
Pima County AZ Certificates of Participation (A+/A1)
$ 500,000	4.000%	06/01/12	$ 520,490
Pinal City Arizona Unified School District No.1 Florence School Improvement Project of 2006 GO Bonds Series C (A/NR)
1,155,000	5.125	07/01/23	1,202,863
1,215,000	5.150	07/01/24	1,261,328

			2,984,681

Colorado – 0.3%
Colorado Housing & Finance Authority Revenue Bonds (Single Family Mortgage) Series A (FHA) (AAA/Aaa)
650,000	4.350	11/01/19	663,182

Florida – 0.4%
Florida Housing Finance Corp. Revenue Bonds (Homeowner Mortgage) Series 2 (FHLMC/FNMA/GNMA) (AA+/Aa1)
1,000,000	3.850	07/01/19	983,320

Idaho – 0.4%
Idaho Housing & Finance Association Revenue Bonds (Single Family Mortgage) Series B Class I (NR/Aaa)
1,000,000	5.250	07/01/29	1,024,290

Illinois(a) – 0.2%
Metropolitan Pier & Exposition Authority IL Revenue Bonds (Dedicated State Tax) (Unrefunded-Capital Appreciation) Series A (A/A2)
500,000	0.000	06/15/12	463,750

Indiana – 0.2%
Indiana Bond Bank Revenue Bonds (Special Program-Hendricks Regional Health) Series A (AA/NR)
500,000	5.500	02/01/29	531,980

Iowa – 0.6%
Iowa Finance Authority Revenue Bonds (Single Family Mortgage) Series E (GNMA/FNMA) (Go of Auth) (AAA/Aaa)
1,315,000	5.000	07/01/23	1,361,222

Kentucky – 0.2%
Kentucky Housing Corp. Revenue Bonds Series A (FHA) (AAA/Aaa)
495,000	5.750	07/01/39	515,696

Louisiana – 0.7%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (Refunding-Independence Stadium Project) (A/NR)
1,525,000	5.000	03/01/21	1,583,804

Michigan – 0.7%
Michigan State Hospital Finance Authority Revenue Bonds (Ascension Health Credit) Series A (MBIA) (AA/Aa1)
500,000	5.500	11/15/10	505,860

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Michigan – (continued)
River Rouge MI School District GO Bonds (Refunding) (MBIA) (FGIC) (AA-/Aa3)
$1,000,000	5.000%	05/01/19	$ 1,045,730

			1,551,590

Missouri – 90.2%
Belton MO School District No. 124 Direct Deposit Program GO Bonds (Refunding) Series A (AA+/A1)
150,000	4.000	03/01/17	156,782
Belton MO School District No. 124 Direct Deposit Program GO Bonds (Refunding) Series B (AA+/Aa1)
150,000	4.000	03/01/21	154,496
Bi-State Development Agency MO Metro District Revenue Bonds (Refunding-St. Clair County Metrolink Project) (FSA) (AAA/Aa3)
2,000,000	5.250	07/01/20	2,037,480
1,000,000	5.250	07/01/28	1,032,490
Bonne Terre MO Certificates of Participation (AMBAC) (NR/NR)
250,000	5.250	11/01/15	265,058
Boone County MO Hospital Revenue Bonds (NR/A3)
1,600,000	5.750	08/01/28	1,675,920
Branson MO Reorganized School District No. R-4 GO Bonds (FSA) (AAA/Aa3)
1,000,000	5.000	03/01/18	1,079,820
1,250,000	5.000	03/01/19	1,339,687
Branson MO Reorganized School District No. R-4 GO Bonds School District Direct Deposit Program (AMBAC) (A+/NR)
300,000	5.500	03/01/14	342,885
Camdenton MO Reorganized School District No. RIII GO Bonds (Refunding & Improvement) (FSA) (AAA/Aa3)
500,000	5.250	03/01/17	578,805
1,000,000	5.250	03/01/21	1,084,800
Campbell MO Reorganized School District No. 2 Direct Deposit Program GO Bonds (Refunding) (AA+/NR)
215,000	1.600	03/01/13	213,755
215,000	1.900	03/01/14	211,371
220,000	2.250	03/01/15	213,605
Cape Girardeau County MO Industrial Development Authority Health Care Facilities Revenue Bonds (St. Francis Medical Center) Series A (A+/NR)
930,000	5.250	06/01/11	975,282
400,000	5.250	06/01/12	427,364
1,000,000	5.250	06/01/13	1,084,190
1,550,000	5.500	06/01/16	1,644,705
Cass County MO Reorganized School District No. R-2 Raymore-Peculiar Direct Deposit Program GO Bonds (AA+/NR)
1,000,000	5.000	03/01/18	1,113,790
Clay County MO Public School District No. 53 Liberty Direct Deposit Program GO Bonds (Refunding) Series A (FSA) (AAA/Aa3)
1,000,000	5.000	03/01/18	1,035,880

44	The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Clay County MO Public School District No. 53 Liberty Direct Deposit Program GO Bonds Series B (FSA) (AAA/Aa3)
$1,000,000	5.000%	03/01/18	$ 1,035,880
Clay County MO Public School District No. 53 Liberty School Building Direct Deposit Program GO Bonds (AA+/NR)
1,280,000	5.000	03/01/25	1,388,672
2,435,000	5.000	03/01/28	2,605,840
Clay County MO Reorganized School District No. R-1 Kearney Direct Deposit Program GO Bonds (AA+/Aa1)
740,000	5.000	03/01/13	774,736
900,000	5.000	03/01/15	942,246
Clay County MO Reorganized School District No. R-1 Kearney School Building Direct Deposit Program GO Bonds Series B (AA+/Aa1)
695,000	5.000	03/01/21	752,233
650,000	5.000	03/01/22	701,883
Clayton MO Special Obligation Revenue Bonds (Build America Bonds) Series B (AA+/NR)
810,000	5.200	12/01/23	780,224
Clinton MO Certificates of Participation (Refunding & Improvement) (NR/NR)
400,000	5.000	12/01/12	431,260
Cole County MO Certificates of Participation (Jail Project) (NR/A1)
660,000	4.300	12/01/19	663,135
1,000,000	4.500	12/01/20	1,010,560
Columbia MO Water & Electricity Revenue Bonds (Unrefunded Balance-Refunding and Improvement) Series A (AA/A1)
230,000	4.700	10/01/10	230,041
Des Peres MO Certificates of Participation (Refunding) (AA+/NR)
390,000	3.000	08/01/14	400,066
Florissant MO Certificates of Participation (FGIC) (NR/A2)
330,000	5.000	08/01/11	352,909
560,000	5.000	08/01/12	615,457
485,000	5.000	08/01/15	509,803
500,000	5.000	08/01/16	521,950
450,000	5.000	08/01/17	467,717
Fort Zumwalt MO School District Direct Deposit Program GO Bonds Series A (AA+/Aa1)
1,080,000	5.000	03/01/19	1,195,031
Fort Zumwalt MO School District GO Bonds Direct Deposit Program (Refunding) Series A (AA+/Aa1)
700,000	5.000	03/01/17	778,232
935,000	5.000	03/01/18	1,032,175
945,000	5.000	03/01/19	1,034,898
Franklin County MO Public Water Supply District No. 3 Certificates of Participation (Refunding) Series C (FGIC) (NR/NR)
395,000	5.000	12/01/15	416,962
Gladstone MO Certificates of Participation Series A (XLCA) (NR/A2)
475,000	5.000	06/01/23	487,830

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Greene County MO Reorganized School District No. R-8 Direct Deposit Program GO Bonds (FSA) (AAA/Aa3)
$ 520,000	5.250%	03/01/16	$ 561,278
Hickman Mills MO School District No. C-1 Direct Deposit Program GO Bonds (FSA) (AAA/Aa3)
2,300,000	5.000	03/01/19	2,409,503
Jackson County MO Consolidated School District Direct Deposit Program GO Bonds (AA+/NR)
2,365,000	5.000	03/01/25	2,579,908
Jackson County MO Consolidated School District No. 2 Direct Deposit Program GO Bonds (AA+/NR)
1,275,000	5.000	03/01/18	1,314,385
Jackson County MO Consolidated School District No. 2 Direct Deposit Program GO Bonds (MBIA) (AA+/Baa1)
1,250,000	5.000	03/01/22	1,346,675
Jackson County MO Public Building Corp. Leasehold Revenue Bonds (Capital Improvements Project) Series B (NR/Aa3)
530,000	4.500	12/01/19	552,477
555,000	4.500	12/01/20	576,795
Jackson County MO Public Building Corp. Leasehold Revenue Bonds Series A (MBIA) (NR/Aa3)
500,000	5.000	12/01/20	538,190
Jackson County MO Reorganized School District No. 4 Blue Springs GO Bonds (Refunding & Improvement) Series A (AA/NR)
2,000,000	5.000	03/01/29	2,095,540
Jackson County MO School District No. C-1 Hickman School Building Direct Deposit Program GO Bonds (AA+/NR)
500,000	5.000	03/01/24	549,565
Jackson County MO Special Obligation Revenue Bonds (Harry S. Truman Sports Complex) (AMBAC) (AA-/Aa3)
1,350,000	5.000	12/01/11	1,449,616
1,360,000	5.000	12/01/22	1,406,594
Jackson County MO Special Obligation Revenue Bonds Series A (MBIA) (NR/Aa3)
2,000,000	5.500	12/01/12	2,178,340
Jefferson County MO Consolidated Public Water Supply District No. C-1 Revenue Bonds (AMBAC) (NR/NR)
1,000,000	5.250	12/01/15	1,075,350
Jefferson County MO Consolidated School District No. 6 Direct Deposit Program GO Bonds (MBIA) (AA+/Baa1)
1,000,000	5.000	03/01/18	1,039,750
2,000,000	5.000	03/01/19	2,070,860
Jefferson County MO Reorganized School District No. R-6 GO Bonds (Refunding Insured) (FGIC) (A/A2)
530,000	5.000	03/01/11	535,994
Johnson County MO Hospital Revenue Bonds (Western MO Medical Center Project) (Radian) (BBB-/NR)(b)
300,000	5.700	06/01/10	309,123
380,000	5.750	06/01/10	391,662
400,000	5.800	06/01/10	412,392

The accompanying notes are an integral part of these financial statements.	45

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2009

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Joplin MO Industrial Development Authority Health Facilities Revenue Bonds (Freeman Health System Project) (BBB+/NR)
$ 820,000	5.500%	02/15/12	$ 846,921
555,000	5.500	02/15/14	576,789
Kansas City MO Land Clearance Revenue Bonds (Refunding & Improvement) Series E (XCLA) (AA-/A2)
1,000,000	5.000	12/01/15	1,128,050
Kansas City MO Metropolitan Community Colleges Building Corp. Leasehold Revenue Bonds (Refunding & Improvement) (FGIC) (NR/Aa3)
1,000,000	5.500	07/01/11	1,075,530
Kansas City MO Metropolitan Community Leasehold Jr. College Revenue Bonds (Refunding & Improvements) (FGIC) (NR/Aa3)
1,075,000	5.000	07/01/17	1,174,663
Kansas City MO Special Obligation Revenue Bonds (Arena Project) (Refunding & Improvements) Series C (AA-/A2)
1,575,000	5.500	04/01/23	1,749,352
Kansas City MO Special Obligation Revenue Bonds (Arena Project) (Refunding & Improvements) Series D (AA-/A2)
340,000	6.431	04/01/18	348,772
Kansas City MO Special Obligation Revenue Bonds (Capital Appreciation) Series E (AA-/A2)(a)
4,465,000	0.000	02/01/18	2,948,239
Kansas City MO Water Revenue Bonds Series A (AA+/A1)(b)
1,640,000	5.750	12/01/10	1,733,644
1,735,000	5.800	12/01/10	1,835,005
Kansas City MO Water Revenue Bonds Series C (FGIC) (AA+/A1)(b)
1,885,000	5.000	12/01/11	2,049,636
Kirkwood MO Certificates of Participation (Build America Bonds Taxable Direct Payment) (NR/Aa3)
500,000	6.050	09/01/30	499,950
Kirkwood MO School District Educational Facilities Authority Leasehold Revenue Bonds for Kirkwood School District R-7 Project Series B (MBIA) (NR/Aa3)
750,000	5.000	02/15/19	800,047
Ladue MO School District GO Bonds (Refunding and Improvement) (AAA/NR)
500,000	5.000	03/01/20	559,025
545,000	5.000	03/01/22	607,075
500,000	5.000	03/01/23	554,545
Lebanon MO Reorganized School District No. R-3 Direct Deposit Program GO Bonds (AA+/NR)
270,000	5.450	03/01/14	273,848
Lee’s Summit MO Water & Sewer Revenue Bonds (Refunding) (AMBAC) (NR/A1)
335,000	5.250	07/01/11	358,929
1,000,000	5.250	07/01/12	1,059,480
1,135,000	5.250	07/01/15	1,179,901
Lee’s Summit MO Water & Sewer Revenue Bonds Combination Series A (AMBAC) (NR/A1)
480,000	5.000	07/01/20	496,008

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Mehville MO School District No. R-9 Certificates of Participation (FSA) (AAA/Aa3)
$1,620,000	4.750%	03/01/16	$ 1,728,702
850,000	4.750	03/01/17	902,079
Missouri Development Finance Board Cultural Facilities Revenue Bonds (Nelson Gallery Foundation) Series A (MBIA) (AA-/Aa3)
1,000,000	5.250	12/01/13	1,071,430
1,410,000	5.250	12/01/15	1,483,799
Missouri Higher Education Student Loan Revenue Bonds Series EE (AMT) (NR/Aaa)
500,000	4.500	02/15/10	505,210
Missouri Higher Education Student Loan Revenue Bonds Series RR (AMT) (NR/A2)
1,500,000	5.850	07/15/10	1,525,650
Missouri School Board Association Lease Certificates of Participation for Liberty Public School District No. 53 (FSA) (AAA/Aa3)
830,000	5.250	03/01/21	912,402
700,000	5.250	03/01/22	766,206
Missouri State Board of Public Buildings Special Obligation Revenue Bonds Series A (AA+/Aa1)
1,000,000	5.000	10/15/20	1,060,510
Missouri State Development Finance Board Infrastructure Facilities (Eastland Center Project) Series A (A+/NR)
150,000	4.500	04/01/22	145,686
Missouri State Development Finance Board Infrastructure Facilities (Hartman Heritage Center Phase II) (AMBAC) (A+/NR)
300,000	5.000	04/01/13	322,008
1,240,000	5.000	04/01/21	1,277,064
Missouri State Development Finance Board Infrastructure Facilities (Independence-Centerpoint Project) (A+/NR)
935,000	4.750	04/01/28	881,266
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Independence Parks Facilities Project) Series D (A+/NR)
590,000	4.250	04/01/12	613,275
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Independence-Events Center) Series F (A+/NR)
1,000,000	6.125	04/01/29	1,035,570
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Riverside-Quindaro L-385 Project) (NR/NR)(b)
430,000	5.200	03/01/10	436,123
1,035,000	5.300	03/01/10	1,050,070
680,000	5.600	03/01/10	690,560
Missouri State Development Finance Board Infrastructure Facilities Revenue Bonds (Water System) (Refunding) Series E (A+/NR)
700,000	4.000	11/01/13	744,037

46	The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Environmental Improvement & Energy Resources Authority Pollution Control Revenue Bonds (Tri-County Water Authority Project) (Radian) (BBB-/NR)
$ 445,000	5.600%	04/01/11	$ 450,518
1,500,000	6.000	04/01/22	1,507,470
Missouri State Environmental Improvement & Energy Resources Authority Water Facilities Revenue Bonds (Tri-County Water Authority Project) (Refunding) (Radian) (BBB-/NR)
450,000	5.550	04/01/10	455,859
80,000	5.750	04/01/19	80,397
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds (State Revolving Funds Program) Series A (NR/Aaa)
400,000	5.500	01/01/23	464,584
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds (State Revolving Funds Program) Series B (NR/Aaa)
1,150,000	5.250	01/01/11	1,162,477
1,115,000	5.000	07/01/17	1,264,477
2,130,000	5.125	01/01/18	2,273,967
725,000	5.000	01/01/22	760,315
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds (Unrefunded Balance State Revolving Funds Program) Series A (NR/Aaa)
210,000	5.125	07/01/11	216,021
535,000	5.200	07/01/12	549,343
Missouri State Environmental Improvement & Energy Resources Authority Water Pollution Control Revenue Bonds (Unrefunded Balance State Revolving Funds Program) Series D (NR/Aaa)
170,000	5.125	01/01/10	170,495
Missouri State Health & Educational Facilities Authority Revenue Bonds (BJC Health System) Series 2003 (AA/Aa2)
2,180,000	5.250	05/15/17	2,278,362
Missouri State Health & Educational Facilities Authority Revenue Bonds (Cox Health System) (NR/A2)
2,350,000	5.125	11/15/23	2,369,387
Missouri State Health & Educational Facilities Revenue Bonds (Barnes-Jewish, Inc.) Series A (AA/Aa2)
3,035,000	5.250	05/15/14	3,280,683
Missouri State Health & Educational Facilities Revenue Bonds (St. Lukes Health System) Series A (FSA) (AAA/Aa3)
1,000,000	5.000	11/15/19	1,063,240
Missouri State Health & Educational Facility Authority Revenue Bonds (BJC Health System) Series A (AA/Aa2)
1,225,000	5.000	05/15/18	1,280,897
Missouri State Health & Educational Facility Revenue Bonds (Barnes-Jewish, Inc.) (AA/Aa2)
150,000	6.000	05/15/11	158,765
Missouri State Health & Educational Facility Revenue Bonds (Barnes-Jewish, Inc.) Series A (AMBAC-TCRS) (NR/NR)
1,735,000	5.150	05/15/10	1,777,403

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Missouri State Health & Educational Facility Revenue Bonds (Central Institute for the Deaf) (Radian) (BBB-/NR)(b)
$1,000,000	5.850%	01/01/10	$ 1,007,960
Missouri State Health & Educational Facility Revenue Bonds (Lake Regional Health System Project) (BBB+/NR)
510,000	5.000	02/15/14	520,588
Missouri State Health & Educational Facility Revenue Bonds (St. Louis University) (AA-/A1)
1,700,000	5.250	10/01/10	1,701,921
1,000,000	5.500	10/01/12	1,101,670
Missouri State Health & Educational Facility Revenue Bonds (St. Lukes Health System) Series A (FSA) (AAA/Aa3)
250,000	5.000	11/15/10	260,833
2,000,000	5.000	11/15/14	2,189,380
Missouri State Health & Educational Facility Revenue Bonds (University of Missouri-Columbia Arena Project) (AA+/Aa1)
500,000	5.000	11/01/17	525,735
Missouri State Health & Educational Facility Revenue Bonds (Washington University) Series A (AAA/Aaa)
1,050,000	5.000	02/15/17	1,158,276
1,545,000	5.000	02/15/20	1,667,364
120,000	4.750	11/15/37	120,619
Missouri State Highways & Transit Commission Road Revenue Bonds (Federal Reimbursement) Series A (AA+/Aa2)
1,115,000	2.250	05/01/15	1,105,868
Missouri State Highways & Transit Commission Road Revenue Bonds (Second Lien) (AAA/Aa2)
1,165,000	5.250	05/01/18	1,329,638
Missouri State Housing Development Commission Revenue Bonds (Multifamily Housing) Series II (FHA) (AA/NR)
485,000	4.750	12/01/10	489,093
Missouri State Housing Development Community Mortgage Revenue Bonds (Multifamily Housing) Series II (FHA) (AA/NR)
335,000	4.650	12/01/09	336,039
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner Loan A-1) (AMT) (FNMA/GNMA) (AAA/NR)
35,000	5.800	09/01/11	35,062
35,000	5.900	09/01/12	35,093
35,000	6.000	09/01/13	35,047
Missouri State Housing Development Community Mortgage Revenue Bonds (Single Family Homeowner) Series E-1 (AMT) (FNMA/GNMA) (AAA/NR)
35,000	5.000	03/01/12	35,064
30,000	5.000	09/01/12	30,055
Missouri State Regional Convention & Sports Complex Authority Revenue Bonds (Refunding Convention & Sports Facilities Project) Series A-1 (AMBAC) (AA+/Aa2)
2,000,000	5.250	08/15/12	2,168,660
Missouri State Stormwater Control GO Bonds Series A (AAA/Aaa)
300,000	5.250	08/01/16	324,204

The accompanying notes are an integral part of these financial statements.	47

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2009

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Monarch-Chesterfield MO Levee District Revenue Bonds (MBIA) (A/Baa1)
$1,000,000	5.450%	03/01/14	$ 1,021,350
Neosho MO Reorganized School District No. R-5 GO Bonds (Building-Direct Deposit Program) (FSA) (AAA/Aa3)
1,430,000	5.250	03/01/21	1,562,332
New Liberty Hospital District Revenue Bonds (MBIA) (NR/Baa1)
515,000	5.000	12/01/10	515,062
850,000	5.125	12/01/12	850,127
Nixa MO Electric System Revenue Bonds (XLCA) (NR/NR)
1,000,000	4.750	04/01/15	1,053,620
North Kansas City MO Hospital Revenue Bonds (North Kansas City Hospital) Series A (FSA) (AAA/Aa3)
1,000,000	5.000	11/15/18	1,032,740
1,000,000	5.000	11/15/19	1,026,750
North Kansas City MO School District No. 74 Direct Deposit Program GO Bonds (AA+/Aa1)
3,000,000	5.500	03/01/28	3,397,140
Northwest Missouri State University Revenue Bonds (Housing System) (MBIA) (NR/A3)
2,875,000	5.000	06/01/20	2,982,410
O’ Fallon MO Certificates of Participation (MBIA) (NR/A1)
1,000,000	5.000	02/01/22	1,008,150
O’ Fallon MO Certificates of Participation (NR/A1)
2,130,000	5.250	11/01/17	2,313,627
1,000,000	5.250	11/01/18	1,080,290
2,000,000	5.250	11/01/19	2,149,640
OTC Public Building Corp. MO Leasehold Revenue Bonds (Refunding & Improvement-Ozarks College Project) (FSA) (AAA/Aa3)
740,000	4.900	03/01/16	758,974
OTC Public Building Corp. MO Leasehold Revenue Bonds (Refunding-Ozarks Technical Community College) (FSA) (AAA/NR)
1,500,000	5.000	03/01/19	1,710,945
Ozark MO Reorganized School District No. R-6 GO Bonds (Direct Deposit Program) (FSA) (AAA/Aa3)
440,000	5.000	03/01/22	477,563
Parkville MO GO Notes (Brink Meyer Road Temporary Notes) (SP-1+/NR)
1,520,000	2.250	08/01/11	1,519,924
Parkville MO GO Notes (Brush Creek Drain Temporary Notes) (SP-1+/NR)
2,570,000	2.250	08/01/11	2,569,871
Platte County MO GO Bonds for Parkville Neighborhood Improvement Series B (MBIA) (NR/Aa3)
2,720,000	5.000	02/01/22	2,904,307
Platte County MO Industrial Development Authority Transportation Revenue Bonds (Refunding and Improvement Zona Rosa Retail Project) (AA-/NR)
435,000	5.000	12/01/18	478,935
850,000	5.000	12/01/20	920,329

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Platte County MO Reorganized School District No. R-3 GO Bonds for School Building (FSA) (AAA/Aa3)
$1,025,000	4.500%	03/01/22	$ 1,063,150
Raytown MO Annual Appropriation-Supported Tax Revenue Bonds (Live Redevelopment Plan Project 1) (A+/NR)
150,000	5.000	12/01/12	158,520
Raytown MO Sewer Revenue Bonds (NR/NR)
100,000	4.625	07/01/24	99,731
100,000	4.700	07/01/27	99,165
Ritenour MO School District Direct Deposit Program GO Bonds (AA+/NR)
1,740,000	4.500	03/01/17	1,903,978
Riverside-Quindaro MO Bend Levee District Project Revenue Bonds Series L (Radian) (BBB/NR)
450,000	5.500	03/01/14	471,798
500,000	5.500	03/01/15	520,765
Southeast MO State University Revenue Bonds (Installment Payment Certificates) Series 2002 (XLCA) (NR/NR)
200,000	4.750	04/01/12	200,280
Springfield MO Public Building Corp. Leasehold Revenue Bonds (Taxable- Improvement-Branson National Airport) (NR/Aa3)
540,000	6.750	03/01/28	559,958
575,000	6.850	03/01/29	599,449
Springfield MO Public Utility Revenue Certificates of Participation (Lease Purchase for Various Projects) Series A (MBIA) (AA-/A1)
1,000,000	5.000	12/01/18	1,075,760
Springfield MO Special Obligation Revenue Bonds (College Station Garage Project) Series A (NR/A1)
190,000	4.500	11/01/18	197,497
530,000	4.500	11/01/19	543,595
610,000	4.500	11/01/20	622,310
645,000	4.750	11/01/21	666,659
685,000	4.750	11/01/22	705,194
Springfield MO Special Obligation Revenue Bonds (Heers Garage Project) Series B (NR/A1)
385,000	4.750	11/01/21	397,928
405,000	4.750	11/01/22	416,939
St. Charles County MO Community College GO Bonds (Refunding) (MBIA) (NR/Aa2)
2,585,000	5.000	02/15/17	2,958,946
St. Charles County MO Public Water Supply District No. 2 Certificates of Participation (AA/NR)
2,115,000	4.000	12/01/20	2,088,859
100,000	5.200	12/01/31	103,843
St. Charles County MO Public Water Supply District No. 2 Certificates of Participation Series B (Refunding) (NR/Baa1)
530,000	5.000	12/01/12	564,757
St. Charles County MO Water Supply District No. 2 Certificates of Participation (AA/NR)
650,000	5.375	12/01/36	669,812

48	The accompanying notes are an integral part of these financial statements.

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
St. Charles MO Community College Educational Facilities Authority Leasehold Revenue Bonds (NR/Aa3)
$ 100,000	5.250%	06/01/19	$ 106,683
735,000	5.200	06/01/24	779,401
St. Louis County MO Industrial Development Authority Health Facilities Revenue Bonds (Refunding-Ranken Jordan Project) (NR/NR)
490,000	5.000	11/15/15	465,260
515,000	5.000	11/15/16	478,533
St. Louis County MO Parkway School District No. C-2 GO Bonds (Refunding & Improvement) (AAA/NR)
400,000	3.250	03/01/19	405,788
St. Louis County MO Rockwood School District No. R-6 GO Bonds Series A (AAA/NR)(b)
1,315,000	5.000	02/01/13	1,467,593
St. Louis County MO School District No. R-6 Direct Deposit Program GO Bonds (AAA/NR)(b)
1,000,000	5.000	02/01/11	1,054,340
St. Louis MO Airport Revenue Bonds (Lambert St. Louis International Airport) Series A (A/Baa1)
1,955,000	4.000	07/01/10	1,980,786
St. Louis MO Airport Revenue Bonds (Refunding for Lambert International Airport) Series B (AMT) (FSA) (AAA/Aa3)
2,000,000	5.000	07/01/24	1,883,620
St. Louis MO Airport Revenue Bonds (Refunding for Lambert/St. Louis International Airport) (MBIA) (FGIC) (A/NR)
185,000	5.125	07/01/12	186,345
St. Louis MO Airport Revenue Bonds (Refunding-Lambert International Airport) (FGIC) (A/NR)
100,000	5.125	07/01/15	100,574
St. Louis MO Junior College District Building Corp. Leasehold Revenue Bonds (AA/NR)
345,000	3.000	04/01/10	347,760
355,000	3.000	04/01/11	362,892
100,000	4.000	04/01/16	105,669
St. Louis MO Municipal Finance Corp. Leasehold Revenue Bonds (Refunding City Justice Center) Series A (AMBAC) (A/NR)
700,000	5.250	02/15/15	723,324
St. Louis MO Parking Facility Revenue Bonds (Downtown Parking Facilities Subordinated A) (NR/NR)(b)
900,000	5.500	02/01/12	967,149
St. Louis MO Parking Revenue Bonds (Taxable) Series B (A/Baa1)
100,000	5.140	12/15/14	101,838
St. Louis MO Special Administrative Board Transitional School District GO Bonds (Direct Deposit Program) (AA+/NR)
4,250,000	5.000	04/01/21	4,575,932
Taney County MO Certificates of Participation (MBIA) (NR/A3)
1,095,000	4.500	04/01/17	1,113,254

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Missouri – (continued)
Taney County MO Reorganized School District No. R-V Hollister School District Direct Deposit Program GO Bonds (Refunding & Improvement) (FSA) (AAA/Aa3)
$1,100,000	5.000%	03/01/18	$ 1,157,321
1,050,000	5.000	03/01/21	1,174,908
Troy MO Reorganized School District No. 3 Lincoln County Direct Deposit Program (AA+/NR)
1,000,000	5.000	03/01/17	1,073,710
University of Missouri Revenue Bonds System Facilities (Refunding) Series B (AA/Aa2)
375,000	5.375	11/01/14	400,121
Warrensburg MO Certificates of Participation (Refunding & Improvement) (A/NR)
225,000	3.000	09/01/12	230,771
Washington MO School District Direct Deposit GO Bonds (Refunding) (FSA) (AAA/Aa3)
1,000,000	5.250	03/01/13	1,120,820
Willard MO Certificates of Participation (Parks & Recreation Project) Series B (A/NR)
625,000	6.625	06/01/28	733,956

			207,063,114

Nevada – 0.5%
Washoe County NV Highway Revenue Bonds (Motor Vehicle Fuel Tax) (AA-/A1)
1,000,000	5.500	02/01/28	1,029,100

Oregon – 0.7%
Salem OR Hospital Facility Authority Revenue Bonds Series A (A+/NR)
1,500,000	5.250	08/15/17	1,600,440

Puerto Rico – 0.2%
Puerto Rico Electric Power Authority Revenue Bonds (Refunding) (MBIA) (A/A3)
555,000	5.000	07/01/22	568,581

Texas – 0.8%
Garland TX Electric Utility System Revenue Bonds (A+/NR)
1,015,000	5.000	03/01/14	1,096,728
Mansfield TX GO Certificates (AA/Aa3)
700,000	5.750	02/15/22	785,057

			1,881,785

Virginia – 0.5%
Virginia State Housing Development Authority Revenue Bonds Series Z (AA+/Aa1)
1,150,000	4.700	07/01/23	1,154,853

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $218,614,824)			$224,961,388

The accompanying notes are an integral part of these financial statements.	49

COMMERCE MISSOURI TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2009

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement(c) – 2.2%
State Street Bank & Trust Co.
$5,064,000	0.010%	11/02/09	$ 5,064,000
Maturity Value: $5,064,004
(Cost $5,064,000)

TOTAL INVESTMENTS – 100.1%
(Cost $223,678,824)			$230,025,388

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%			(338,710)

NET ASSETS – 100.0%			$229,686,678

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Prerefunded security. Maturity date disclosed is prerefunding date.
(c)	Repurchase agreement was entered into on October 30, 2009. This agreement was fully collateralized by $5,170,000 U.S. Treasury Bill, 0.000% due 04/15/10 with a market value of $5,166,381.
Security ratings disclosed are issued by Standard & Poor’s Ratings Services/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMBAC-TCRS	—Insured by American Municipal Bond Assurance Corp. - Transferable Custodial Receipts
AMT	—Alternative Minimum Tax
FGIC	—Insured by Financial Guaranty Insurance Co.
FHA	—Insured by Federal Housing Administration
FHLMC	—Insured by Federal Home Loan Mortgage Corp.
FNMA	—Insured by Federal National Mortgage Association
FSA	—Insured by Financial Security Assurance Co.
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
MBIA	—Insured by Municipal Bond Investors Assurance
NR	—Not Rated
RR	—Revenue Refunding
Radian	—Insured by Radian Asset Assurance
XLCA	—Insured by XL Capital Assurance, Inc.

PORTFOLIO COMPOSITION

Sector Allocation	AS OF 10/31/09	AS OF 10/31/08

General Obligations	28.5%	29.7%
Lease	18.9	17.0
Hospital	12.3	11.6
General	8.6	6.1
Water/Sewer	6.1	12.0
Prerefunded/Escrow to Maturity	5.8	7.5
Transportation	5.3	2.5
Education	5.1	6.3
Single Family Housing	2.5	1.0
Crossover	2.5	4.1
Power	1.2	1.0
Student	0.7	1.3
Multi Family Housing	0.4	0.4
Short-term Obligation	2.2	1.2

TOTAL INVESTMENTS	100.1%	101.7%

The percentage shown for each Sector Allocation reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such its composition may differ over time.

50	The accompanying notes are an integral part of these financial statements.

-

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Performance Summary

October 31, 2009

The following is performance information for the Commerce Kansas Tax-Free Intermediate Bond Fund for various time periods. The returns represent past performance. Past performance is no guarantee of future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Average Annual Total Return through October 31, 2009

Average Annual Total Return through October 31, 2009	One Year	Five Year	Since Inception
Shares (commenced December 26, 2000)(a)	10.33%	3.56%	4.49%
Barclays Capital 3-15 Year Blend Index (as of December 26, 2000)(b)	11.41%	4.24%	5.09%

Kansas Tax-Free Intermediate Bond Fund Shares Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from December 26, 2000 through October 31, 2009.

Expense Ratios(c)

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Shares	0.70%	0.90%

(a)

Returns assume fee waivers and expense reductions. Absent these waivers and reductions, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains or other taxable distributions or the redemption of Fund shares.

(b)

The Barclays Capital 3-15 Year Blend Index is an unmanaged index composed of investment-grade municipal securities ranging from 2 to 17 years in maturity. The Index figures do not reflect the deduction of any fees, expenses or taxes.

(c)

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time by the Adviser. If this occurs, the expense ratios may change without shareholder approval.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments

October 31, 2009

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – 96.4%
Colorado(a) – 0.6%
Mesa State College CO Auxiliary Facilities Enterprise Revenue Bonds (AA-/Aa3)
$ 400,000	5.700%	11/15/17	$ 484,824

Florida – 0.8%
Miami-Dade County FL GO Bonds (Building Better Communities Program) Series B (AA-/Aa3)
500,000	6.250	07/01/26	568,670

Indiana – 1.8%
North West Hendricks Multi School Building Corp. Industry (First Mortgage) Series A (AAA/Aa3)
1,300,000	5.000	01/15/31	1,328,418

Iowa – 1.4%
Iowa Finance Authority Single Family Mortgage Revenue Bonds Series E (GNMA/FNMA) (Go of Auth) (AAA/Aaa)
345,000	3.700	01/01/14	349,988
685,000	5.000	07/01/23	709,078

			1,059,066

Kansas – 87.7%
Augusta KS Electric Systems Revenue Bonds (AMBAC) (NR/NR)
1,000,000	4.750	08/01/17	1,037,130
Chisholm Creek Utility Authority KS Water and Wastewater Facilities Revenue Bonds (Refunding) (AMBAC) (NR/NR)
1,000,000	5.250	09/01/24	1,152,070
Derby KS GO Bonds (Refunding) Series B (AMBAC) (NR/A2)
440,000	5.000	12/01/13	464,482
Derby KS GO Bonds Series A (AMBAC) (NR/A2)(a)
310,000	4.900	12/01/11	336,772
Dodge City KS Unified School District No. 443 GO Bonds (Refunding) (FGIC) (NR/Baa1)
1,450,000	5.000	03/01/12	1,509,624
Douglas County KS GO Bonds (Refunding Sales Tax) Series A (AMBAC) (NR/A1)
1,000,000	5.000	08/01/12	1,099,890
Harvey County KS School District No. 373 GO Bonds (Refunding & Improvement) (FSA) (AAA/Aa3)
495,000	5.000	09/01/15	548,366
Johnson County KS Community College Certificate of Participation (Improvement) (NR/Aaa)
765,000	4.000	04/01/13	804,482
Johnson County KS GO Bonds (Internal Improvement) Series A (AAA/Aaa)
1,000,000	5.000	09/01/21	1,057,360
Johnson County KS Unified School District No. 231 GO Bonds (Refunding & Improvement) Series A (FGIC) (AA-/NR)
500,000	6.000	10/01/16	575,440
1,770,000	5.000	10/01/18	1,896,148
Johnson County KS Unified School District No. 231 GO Bonds (Refunding & Improvement) Series A (FSA) (AAA/Aa3)
375,000	5.125	04/01/11(a)	398,760
625,000	5.125	10/01/16	646,581

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Johnson County KS Unified School District No. 231 GO Bonds (Refunding & Improvement) Series B (AMBAC) (AA-/NR)
$ 925,000	5.000%	10/01/22	$ 990,120
975,000	5.000	10/01/23	1,039,369
Johnson County KS Unified School District No. 232 GO Bonds (Refunding & Improvement) (NR/A2)
200,000	5.000	03/01/15	219,542
Johnson County KS Unified School District No. 233 GO Bonds (Refunding) Series B (FGIC) (AA/Aa3)
500,000	5.500	09/01/17	586,580
Johnson County KS Water District No. 001 Revenue Bonds (Refunding) (ADFA) (GTD) (AAA/Aaa)
275,000	5.000	12/01/19	287,818
Kansas State Department of Transportation Highway Revenue Bonds (Refunding) (AMBAC-TCRS-BNY) (AAA/Aa2)
290,000	5.500	09/01/10	302,192
Kansas State Department of Transportation Highway Revenue Bonds (Refunding) (ETM) (AAA/Aa2)
300,000	5.500	09/01/12	336,612
Kansas State Department of Transportation Highway Revenue Bonds Series A (AAA/Aa2)(a)
340,000	5.000	09/01/10	353,012
Kansas State Development Finance Authority Health Facilities Revenue Bonds Series 2005 (Hays Medical Center) (MBIA) (NR/A2)(b)
1,915,000	3.750	05/15/26	1,936,256
Kansas State Development Finance Authority Hospital Revenue Bonds (Adventist Health) Series D (A+/A1)
800,000	5.000	11/15/24	806,832
Kansas State Development Finance Authority Hospital Revenue Bonds (Adventist Health) (A+/A1)
1,000,000	5.500	11/15/23	1,054,380
Kansas State Development Finance Authority Lease Revenue Bonds (Juvenile Justice Authority) Series D (MBIA) (AA/Baa1)
1,270,000	5.250	05/01/13	1,336,510
Kansas State Development Finance Authority Lease Revenue Bonds (State Capitol Project V-I-A) (FSA) (AAA/Aa3)(a)
500,000	5.000	10/01/10	520,970
Kansas State Development Finance Authority Revenue Bonds (Athletic Facilities) Series C (A/A1)
1,375,000	4.750	06/01/25	1,398,512
Kansas State Development Finance Authority Revenue Bonds (Athletic Facilities) Series R (A/NR)
350,000	5.000	07/01/14	350,084
Kansas State Development Finance Authority Revenue Bonds (Board of Regents University Housing) Series A (MBIA) (A/A1)
1,150,000	5.000	04/01/24	1,189,560
Kansas State Development Finance Authority Revenue Bonds (El Dorado Department of Corrections Refunding Project A1) (MBIA) (AA/Baa1)
200,000	5.000	08/01/10	200,564
400,000	5.000	02/01/12	401,128

52	The accompanying notes are an integral part of these financial statements.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Kansas State Development Finance Authority Revenue Bonds (Juvenile Justice Authority) Series D (MBIA) (AA/Baa1)
$ 400,000	5.000%	05/01/12	$ 420,880
Kansas State Development Finance Authority Revenue Bonds (Kansas State Projects) Series J (AMBAC) (AA/NR)(a)
450,000	5.000	08/01/13	506,390
Kansas State Development Finance Authority Revenue Bonds (Kansas State Projects) Series J (Unrefunded Balance) (AMBAC) (AA/NR)
1,600,000	5.000	08/01/17	1,699,568
Kansas State Development Finance Authority Revenue Bonds (Kansas State Projects) Series K (MBIA) (AA/Aa2)
1,000,000	5.250	11/01/22	1,102,030
Kansas State Development Finance Authority Revenue Bonds (Kansas State Projects) Series W (ETM) (MBIA) (AA/NR)
20,000	4.000	10/01/11	21,210
Kansas State Development Finance Authority Revenue Bonds (Public Water Supply Revolving Loan-2) (AMBAC) (AAA/Aaa)(a)
705,000	5.500	04/01/12	780,301
Kansas State Development Finance Authority Revenue Bonds (Public Water Supply Revolving Loan-DW) (AAA/Aaa)
1,500,000	6.000	04/01/27	1,626,975
Kansas State Development Finance Authority Revenue Bonds (Refunding-Wichita State University Housing System-P) (AMBAC) (A+/NR)
600,000	5.000	06/01/13	646,044
630,000	5.000	06/01/14	671,303
300,000	5.000	06/01/16	314,376
Kansas State Development Finance Authority Revenue Bonds (Transportation Revolving Fund Trust) (AA+/Aa1)
1,105,000	5.000	10/01/21	1,192,129
Kansas State Development Finance Authority Revenue Bonds (University of Kansas Athletic Facilities Refunding) Series K (A/A1)
1,015,000	5.000	06/01/17	1,079,260
Kansas State Development Finance Authority Revenue Bonds (Water Pollution Control Revolving Fund II) (AAA/Aaa)
280,000	5.500	05/01/17	331,394
Lawrence KS Hospital Revenue Bonds (Refunding Lawrence Memorial Hospital) (NR/A3)
550,000	5.250	07/01/10	559,141
1,000,000	5.375	07/01/14	1,059,230
455,000	5.375	07/01/15	478,760
Leavenworth County KS Unified School District No. 464 Tonganoxie GO Bonds (Improvement) Series A (MBIA) (A/Baa1)
150,000	5.000	09/01/20	160,532
Leavenworth County KS Unified School District No. 458 GO Bonds (Refunding & Improvement) Series A (NR/A2)
1,100,000	5.250	09/01/27	1,195,821
315,000	5.250	09/01/29	339,280
Lyons KS Public Building Commission Revenue Bonds (A/NR)
315,000	5.000	10/01/23	334,517

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Manhattan KS Hospital Revenue Bonds (Mercy Health Center) (FSA) (AAA/Aa3)
$ 515,000	5.250%	08/15/10	$ 533,658
Miami County Unified School District No. 416 Louisburg, KS GO Bonds (Refunding and Improvement) (MBIA) (A/Baa1)
1,650,000	5.000	09/01/17	1,802,163
Olathe KS Health Facilities Revenue Bonds (Medical Center Project) Series 2008 (A+/NR)
1,195,000	5.125	09/01/21	1,233,383
Olathe KS Health Facilities Revenue Bonds (Medical Center Project) Series A (AMBAC) (A+/NR)
500,000	5.500	09/01/10	518,095
Overland Park KS GO Bonds (Refunding for Internal Improvement) Series B (AAA/Aaa)
995,000	4.000	09/01/17	1,064,849
Pittsburg KS GO Bonds (Refunding) (FSA) (NR/Aa3)
415,000	5.500	09/01/11	446,718
Reno County KS Unified School District No. 308 Hutchinson GO Bonds Series A (MBIA) (NR/A2)
500,000	4.500	09/01/22	507,220
Reno County KS Unified School District No. 308 Hutchinson GO Bonds Series A (NR/A2)
400,000	5.500	09/01/15	451,468
Saline County KS Unified School District No. 305 Salina GO Bonds (FSA) (NR/Aa3)
230,000	5.500	09/01/16	247,101
Saline County KS Unified School District No. 305 Salina GO Bonds (Unrefunded Balance) (FSA) (NR/Aa3)
70,000	5.500	09/01/16	73,592
Scott County KS Unified School District No. 466 GO Bonds (Refunding) (FGIC) (A/NR)
680,000	5.250	09/01/14	729,327
Scott County KS Unified School District No. 466 GO Bonds (Refunding) (FGIC) (NR/NR)(a)
670,000	5.250	09/01/12	745,141
Sedgwick & Shawnee County KS Single Family Revenue Bonds (Mortgage Backed Securities Program) Series A-2 (AMT) (GNMA) (NR/Aaa)
45,000	5.800	06/01/17	45,564
Sedgwick County KS GO Bonds Series A (AAA/Aa1)
205,000	4.150	08/01/10	210,779
Sedgwick County KS Public Building Commission Revenue Bonds (Technical Education Complex Project) Series 2008-1 (AAA/Aa1)
1,000,000	5.250	08/01/26	1,105,370
Sedgwick County Unified School District No. 261 (Refunding & School Improvement) (FSA) (AAA/NR)
1,500,000	5.000	11/01/32	1,552,920
Shawnee County KS Unified School District No. 501 GO Bonds (NR/Aa3)(a)
500,000	5.000	02/01/12	544,220
Topeka KS GO Bonds (Refunding) Series B (NR/Aa3)
1,800,000	4.000	08/15/13	1,951,614

The accompanying notes are an integral part of these financial statements.	53

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Schedule of Investments (continued)

October 31, 2009

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Kansas – (continued)
Topeka KS GO Bonds Series A (XLCA) (NR/Aa3)
$ 100,000	4.000%	08/15/16	$ 101,700
Topeka KS Public Building Commission Revenue Bonds (Refunding 10th & Jackson Project) Series A (MBIA) (AA/Baa1)
535,000	5.000	06/01/16	609,012
1,000,000	5.000	06/01/23	1,103,120
Topeka KS Public Building Commission Revenue Bonds (Refunding Department of Social and Rehabilitation Project) Series B (MBIA) (AA/Baa1)
300,000	5.000	06/01/23	328,617
475,000	5.000	06/01/24	518,486
University of Kansas Hospital Authority Health Facilities Revenue Bonds (Kansas University Health System) (ETM) (Go of Auth) (AAA/NR)
200,000	5.500	09/01/11	216,804
1,000,000	6.000	09/01/12(a)	1,129,930
Wichita KS Hospital Revenue Bonds (Refunding Facilities Improvement) Series XI (A+/NR)
1,500,000	6.750	11/15/14	1,521,420
Wichita KS Water & Sewer Utility Revenue Bonds Series 2003 (FGIC) (A/A1)
1,000,000	5.000	10/01/19	1,055,810
Wyandotte County KS Revenue Bonds (Refunding & Improvement) (MBIA) (A+/A2)
600,000	4.400	09/01/11	605,268
Wyandotte County KS School District No. 204 GO Bonds Bonner Springs (Prerefunded) Series 2000 A (ETM) (FSA) (NR/Aa3)
215,000	6.375	09/01/11	237,291
Wyandotte County KS School District No. 204 GO Bonds Bonner Springs (Refunding & Improvement) Series A (FGIC) (NR/A3)
1,595,000	5.000	09/01/21	1,671,145
Wyandotte County KS School District No. 204 GO Bonds Bonner Springs (Unrefunded Balance) Series 2000 A (FSA) (NR/Aa3)
85,000	6.375	09/01/11	92,511
Wyandotte County KS Unified Government GO Bonds (Refunding) Series A (FSA) (AAA/Aa3)
1,000,000	5.000	09/01/11	1,066,500
Wyandotte County KS Unified School District No. 202 GO Bonds (Refunding) Series A (AMBAC) (A/NR)
1,000,000	5.250	09/01/17	1,117,380
Wyandotte County KS Unified School District No. 500 GO Bonds (Refunding) (FSA) (AAA/Aa3)
160,000	5.000	09/01/12	175,710
625,000	5.250	09/01/16	716,575
1,000,000	5.250	09/01/20	1,154,560

			66,541,308

Oregon – 0.7%
Salem OR Hospital Facility Authority Revenue Bonds Series A (A+/NR)
500,000	5.250	08/15/18	531,765

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Bond Obligations – (continued)
Puerto Rico – 3.4%
Puerto Rico Commonwealth GO Bonds (Refunding & Public Improvement) Series A (MBIA) (A/Baa1)
$ 475,000	5.500%	07/01/16	$ 506,535
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds (Refunding) Series X (FSA) (AAA/Aa3)
425,000	5.500	07/01/15	464,393
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Bonds Series Y (BBB+/Baa2)
500,000	6.250	07/01/13	545,545
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds (Prerefunded) Series G (FGIC) (BBB/Aaa)(a)
655,000	5.250	07/01/13	741,107
Puerto Rico Commonwealth Highway & Transportation Authority Revenue Bonds (Unrefunded Balance) Series G (FGIC) (BBB/Baa3)
345,000	5.250	07/01/21	347,253

			2,604,833

TOTAL MUNICIPAL BOND OBLIGATIONS
(Cost $70,503,793)			$73,118,884

Repurchase Agreement(c) – 1.7%
State Street Bank & Trust Co.
$1,325,000	0.010%	11/02/09	$ 1,325,000
Maturity Value: $1,325,001
(Cost $1,325,000)

TOTAL INVESTMENTS – 98.1%
(Cost $71,828,793)			$74,443,884

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%			1,433,681

NET ASSETS – 100.0%			$75,877,565

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Prerefunded security. Maturity date disclosed is prerefunding date.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.
(c)	Repurchase agreement was entered into on October 30, 2009. This agreement was fully collateralized by $1,355,000 U.S. Treasury Bill, 0.000%, due 04/15/10 with a market value of $1,354,052.
Security ratings disclosed are issued by Standard & Poor’s Ratings Services/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

54	The accompanying notes are an integral part of these financial statements.

COMMERCE KANSAS TAX-FREE INTERMEDIATE BOND FUND

Investment Abbreviations:
ADFA	—Arkansas Development Finance Authority
AMBAC	—Insured by American Municipal Bond Assurance Corp.
AMBAC-TCRS	—Insured by American Municipal Bond Assurance Corp. - Transferable Custodial Receipts
AMT	—Alternative Minimum Tax
BNY	—Insured by Bank of New York Mellon Corp.
ETM	—Escrow to Maturity
FGIC	—Insured by Financial Guaranty Insurance Co.
FNMA	—Insured by Federal National Mortgage Association
FSA	—Insured by Financial Security Assurance Co.
GNMA	—Insured by Government National Mortgage Association
GO	—General Obligation
GTD	—Guaranteed
MBIA	—Insured by Municipal Bond Investors Assurance
NR	—Not Rated
XLCA	—Insured by XL Capital Assurance, Inc.

PORTFOLIO COMPOSITION

Sector Allocation	AS OF 10/31/09	AS OF 10/31/08

General Obligations	43.8%	45.3%
Hospital	13.5	11.1
Lease	9.7	10.5
Prerefunded/Escrow to Maturity	8.9	12.9
Education	6.5	6.7
Water/Sewer	4.3	2.9
Transportation	3.7	3.7
General	2.1	1.7
Power	2.1	2.4
Single Family Housing	1.5	1.5
Crossover	0.3	0.4
Short-term Obligation	1.7	—

TOTAL INVESTMENTS	98.1%	99.1%

The percentage shown for each Sector Allocation reflects the value of investments in that category as a percentage of net assets.

The Fund is actively managed and, as such its composition may differ over time.

The accompanying notes are an integral part of these financial statements.	55

COMMERCE FUNDS

Statements of Assets and Liabilities

October 31, 2009

	Growth Fund	Value Fund	MidCap Growth Fund
Assets:
Investments in securities, at value (identified cost $111,321,845, $65,683,853, $47,744,397, $556,113,783, $102,939,493, $161,161,173, $223,678,824 and $71,828,793, respectively)	$110,663,756	$61,781,666	$48,314,938
Cash	906	16,760	—
Receivables:
Interest and dividends	59,275	118,749	8,850
Investment securities sold	—	1,894,886	2,081,148
Fund shares sold	57,813	25,596	36,311
Reimbursement from adviser	1,860	—	—
Other assets	8,650	1,251	1,451
Total Assets	110,792,260	63,838,908	50,442,698

Liabilities:
Due to custodian	—	—	54,782
Payables:
Investment securities purchased	—	—	1,484,230
Distributions payable	—	—	—
Fund shares redeemed	117,003	77,583	31,327
Advisory fees	74,036	47,914	33,978
Deferred trustee fees	43,420	27,250	18,879
Administrative fees	14,807	9,261	6,796
Accrued expenses and other liabilities	21,425	54,619	41,218
Total Liabilities	270,691	216,627	1,671,210

Net Assets:
Paid-in capital	127,017,401	85,370,217	53,530,480
Accumulated undistributed (distribution in excess of) net investment income	531,855	39,187	37,968
Accumulated net realized gain (loss) from investment transactions	(16,369,598)	(17,884,936)	(5,367,501)
Net unrealized gain (loss) on investments	(658,089)	(3,902,187)	570,541
Net Assets	$110,521,569	$63,622,281	$48,771,488

Shares Outstanding/Net Asset Value:
Total shares outstanding, no par value (unlimited number of shares authorized):	5,204,395	3,785,055	2,027,337
Net asset value (net assets/shares outstanding)	$21.24	$16.81	$24.06

56	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$575,987,842	$105,703,564	$164,393,473	$230,025,388	$74,443,884
11,490	303	438	431	375

4,811,404	691,883	2,285,722	2,919,761	878,409
—	—	—	—	—
345,848	154,248	847,278	529,802	838,500
—	17,003	17,112	19,096	19,134
30,292	797	7,097	11,546	5,310
581,186,876	106,567,798	167,551,120	233,506,024	76,185,612

—	—	—	—	—

7,581,858	222,968	2,578,862	2,915,305	—
1,983,416	208,955	490,688	577,618	191,438
571,964	13,000	439,221	116,205	20,852
239,455	44,318	69,593	98,106	33,248
136,099	38,805	38,838	41,285	16,861
71,837	13,295	20,878	29,432	9,975
42,653	45,861	35,093	41,395	35,673
10,627,282	587,202	3,673,173	3,819,346	308,047

562,872,281	117,199,317	160,128,218	223,086,921	73,084,473
(2,421,456)	(322,937)	94,823	(82,459)	(64,686)
(9,765,290)	(13,659,855)	422,606	335,652	242,687
19,874,059	2,764,071	3,232,300	6,346,564	2,615,091
$570,559,594	$105,980,596	$163,877,947	$229,686,678	$75,877,565

29,755,735	5,835,315	8,699,638	11,898,574	3,984,103
$19.17	$18.16	$18.84	$19.30	$19.05

The accompanying notes are an integral part of these financial statements.	57

COMMERCE FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2009

	Growth Fund	Value Fund	MidCap Growth Fund
Investment Income:
Interest	$—	$—	$—
Dividends	1,722,005	2,059,201	627,814
Total Investment Income	1,722,005	2,059,201	627,814

Expenses:
Advisory fees	781,173	485,715	324,732
Administration fees	156,235	97,143	64,946
Shareowner servicing fees	83,325	45,333	30,308
Transfer Agent fees	81,970	44,738	51,616
Custody and accounting fees	46,975	60,544	51,085
Professional fees	35,804	19,125	16,776
Registration fees	24,145	14,780	19,873
Printing fees	8,327	3,552	2,765
Trustee fees	6,285	3,695	2,094
Other	25,674	18,399	12,973
Total Expenses	1,249,913	793,024	577,168
Less — expense reimbursements	(72,952)	(15,917)	—
Net Expenses	1,176,961	777,107	577,168
Net Investment Income	545,044	1,282,094	50,646

Realized and unrealized gain (loss) from investment transactions:
Net realized gain (loss) from investment transactions	(11,886,577)	(12,483,096)	(5,241,105)
Net change in unrealized gain on investments	26,527,092	16,196,437	14,072,370
Net realized and unrealized gain from investment transactions	14,640,515	3,713,341	8,831,265
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,185,559	$4,995,435	$8,881,911

The accompanying notes are an integral part of these financial statements.

58	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

Bond Fund	Short-Term Government Fund	National Tax-Free Intermediate Bond Fund	Missouri Tax-Free Intermediate Bond Fund	Kansas Tax-Free Intermediate Bond Fund

$31,196,967	$3,256,468	$6,916,462	$8,508,662	$3,005,815
620,804	—	—	—	—
31,817,771	3,256,468	6,916,462	8,508,662	3,005,815

2,632,326	426,465	772,903	1,013,949	367,929
789,698	127,939	231,871	304,185	110,379
315,879	51,176	77,290	101,395	36,793
90,319	39,880	38,877	49,683	35,073
112,467	57,282	69,844	71,326	50,977
134,026	31,025	44,830	64,165	33,239
24,649	23,048	24,795	16,821	24,423
55,325	8,373	15,985	20,489	8,170
35,047	5,095	9,172	12,111	4,599
90,029	24,159	27,716	30,081	13,935
4,279,765	794,442	1,313,283	1,684,205	685,517
—	(214,467)	(231,256)	(264,682)	(170,421)
4,279,765	579,975	1,082,027	1,419,523	515,096
27,538,006	2,676,493	5,834,435	7,089,139	2,490,719

6,789,541	580,444	424,421	334,436	242,810
48,389,247	3,172,974	9,196,966	9,928,258	4,259,673
55,178,788	3,753,418	9,621,387	10,262,694	4,502,483
$82,716,794	$6,429,911	$15,455,822	$17,351,833	$6,993,202

The accompanying notes are an integral part of these financial statements.	59

COMMERCE FUNDS

Statements of Changes in Net Assets

	Growth Fund		Value Fund
	For the Fiscal Year Ended October 31, 2009	For the Fiscal Year Ended October 31, 2008	For the Fiscal Year Ended October 31, 2009	For the Fiscal Year Ended October 31, 2008
From Operations:
Net investment income	$545,044	$308,126	$1,282,094	$1,806,751
Net realized gain (loss) from investment transactions	(11,886,577)	(4,061,806)	(12,483,096)	(5,175,114)
Net change in unrealized gain (loss) on investments	26,527,092	(64,590,862)	16,196,437	(38,391,464)
Net increase (decrease) in net assets resulting from operations	15,185,559	(68,344,542)	4,995,435	(41,759,827)

Distributions to Shareholders:
From net investment income	(314,245)	(304,583)	(1,302,063)	(1,815,407)
From net realized gains	—	(2,209,815)	—	(13,766,687)
Total distributions to shareholders	(314,245)	(2,514,398)	(1,302,063)	(15,582,094)

From Share Transactions:
Proceeds from sales of shares	18,223,112	15,916,326	23,883,435	16,080,127
Reinvestment of dividends and distributions	142,078	1,554,805	328,893	7,929,495
Cost of shares redeemed	(34,033,576)	(58,734,234)	(29,009,047)	(43,396,751)
Net increase (decrease) in net assets resulting from share transactions	(15,668,386)	(41,263,103)	(4,796,719)	(19,387,129)
TOTAL INCREASE (DECREASE)	(797,072)	(112,122,043)	(1,103,347)	(76,729,050)

Net Assets:
Beginning of year	111,318,641	223,440,684	64,725,628	141,454,678
End of year	$110,521,569	$111,318,641	$63,622,281	$64,725,628
Accumulated undistributed (distribution in excess of) net investment income	$531,855	$301,056	$39,187	$62,185

60	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

MidCap Growth Fund		Bond Fund
For the Fiscal Year Ended October 31, 2009	For the Fiscal Year Ended October 31, 2008	For the Fiscal Year Ended October 31, 2009	For the Fiscal Year Ended October 31, 2008

$50,646	$15,606	$27,538,006	$24,437,719
(5,241,105)	1,559,469	6,789,541	1,762,884
14,072,370	(30,945,837)	48,389,247	(32,378,451)
8,881,911	(29,370,762)	82,716,794	(6,177,848)

(17,918)	—	(28,468,160)	(25,287,261)
(1,678,431)	(7,205,864)	—	—
(1,696,349)	(7,205,864)	(28,468,160)	(25,287,261)

12,490,541	4,903,744	142,470,239	84,570,456
895,718	4,299,842	5,328,441	4,954,440
(12,244,500)	(32,539,963)	(126,656,082)	(100,321,536)
1,141,759	(23,336,377)	21,142,598	(10,796,640)
8,327,321	(59,913,003)	75,391,232	(42,261,749)

40,444,167	100,357,170	495,168,362	537,430,111
$48,771,488	$40,444,167	$570,559,594	$495,168,362
$37,968	$7,990	$(2,421,456)	$(2,434,932)

The accompanying notes are an integral part of these financial statements.	61

COMMERCE FUNDS

Statements of Changes in Net Assets (continued)

	Short-Term Government Fund		National Tax-Free Intermediate Bond Fund
	For the Fiscal Year Ended October 31, 2009	For the Fiscal Year Ended October 31, 2008	For the Fiscal Year Ended October 31, 2009	For the Fiscal Year Ended October 31, 2008
From Operations:
Net investment income	$2,676,493	$3,018,384	$5,834,435	$5,451,593
Net realized gain from investment transactions	580,444	36,041	424,421	1,466,904
Net change in unrealized gain (loss) on investments	3,172,974	886	9,196,966	(8,811,509)
Net increase (decrease) in net assets resulting from operations	6,429,911	3,055,311	15,455,822	(1,893,012)

Distributions to Shareholders:
From net investment income	(3,407,887)	(3,465,997)	(5,818,864)	(5,438,590)
From net realized gains	—	—	(1,437,570)	(382,630)
Total distributions to shareholders	(3,407,887)	(3,465,997)	(7,256,434)	(5,821,220)

From Share Transactions:
Proceeds from sales of shares	57,048,228	14,023,014	52,145,356	22,039,079
Reinvestment of dividends and distributions	1,127,293	983,617	467,592	345,583
Cost of shares redeemed	(33,671,525)	(23,651,894)	(33,508,935)	(23,361,249)
Net increase (decrease) in net assets resulting from share transactions	24,503,996	(8,645,263)	19,104,013	(976,587)
TOTAL INCREASE (DECREASE)	27,526,020	(9,055,949)	27,303,401	(8,690,819)

Net Assets:
Beginning of year	78,454,576	87,510,525	136,574,546	145,265,365
End of year	$105,980,596	$78,454,576	$163,877,947	$136,574,546
Accumulated undistributed (distribution in excess of) net investment income	$(322,937)	$(574,486)	$94,823	$77,400

The accompanying notes are an integral part of these financial statements.

62	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

Missouri Tax-Free Intermediate Bond Fund		Kansas Tax-Free Intermediate Bond Fund
For the Fiscal Year Ended October 31, 2009	For the Fiscal Year Ended October 31, 2008	For the Fiscal Year Ended October 31, 2009	For the Fiscal Year Ended October 31, 2008

$7,089,139	$5,760,488	$2,490,719	$2,475,301
334,436	202,808	242,810	156,721
9,928,258	(6,358,066)	4,259,673	(2,658,442)
17,351,833	(394,770)	6,993,202	(26,420)

(7,082,730)	(5,753,428)	(2,490,319)	(2,465,277)
(203,344)	(645,219)	(155,289)	(203,301)
(7,286,074)	(6,398,647)	(2,645,608)	(2,668,578)

96,605,537	56,965,410	24,193,446	14,194,781
451,263	438,830	177,023	227,770
(47,273,946)	(29,596,710)	(21,826,422)	(12,011,313)
49,782,854	27,807,530	2,544,047	2,411,238
59,848,613	21,014,113	6,891,641	(283,760)

169,838,065	148,823,952	68,985,924	69,269,684
$229,686,678	$169,838,065	$75,877,565	$68,985,924
$(82,459)	$(87,730)	$(64,686)	$(65,367)

The accompanying notes are an integral part of these financial statements.	63

COMMERCE FUNDS

Notes to Financial Statements

October 31, 2009

1. ORGANIZATION

The Commerce Funds (the “Trust”) are a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust consists of eight portfolios (individually, a “Fund” and collectively, the “Funds”): the Growth Fund, Value Fund, MidCap Growth Fund, Bond Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund and Kansas Tax-Free Intermediate Bond Fund. Each of the Funds offers one class of shares. Prior to February 3, 2006, the Funds offered two classes of shares, Institutional and Service Shares. On February 3, 2006, all outstanding Service Shares were converted into Institutional Shares. On February 10, 2009, the Institutional Shares were redesignated as Shares. Each Fund is registered as a diversified open-end management investment company, other than the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund, which are registered as non-diversified under the 1940 Act.

The Funds have entered into an Advisory Agreement with Commerce Investment Advisors, Inc. (the “Adviser” or “Commerce”), a subsidiary of Commerce Bank, N.A. (“Commerce Bank”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures on the financial statements. Actual results could differ from those estimates and assumptions.

A.  FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the accompanying Notes to Financial Statements.

B.  Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available or are deemed not to reflect market value by the Adviser are valued at fair value using methods approved by the Board of Trustees.

C.  Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to share transactions. Realized gains and losses on sales of portfolio securities of the Funds are calculated using the identified-cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest

COMMERCE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

income is recorded on the basis of interest accrued, premium amortized and discount accreted. Certain mortgage security paydown gains and losses are included in interest income in the accompanying Statements of Operations. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security.

In addition, distributions received from the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative average net assets and are accrued daily.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distribution		Capital Gains Distribution
Fund	Declared	Paid	Declared	Paid
Value	Quarterly	Quarterly	Annually	Annually
Growth and MidCap Growth	Annually	Annually	Annually	Annually
Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond	Daily	Monthly	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.

Goldman Sachs Asset Management (“GSAM”) and Commerce have reviewed the Funds’ tax positions for all open tax years (the current and prior three fiscal years) and have concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

F.  Repurchase Agreements — The Funds may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2009

3. AGREEMENTS

A.  Advisory Agreements — Pursuant to the terms of the Advisory Agreement, the Adviser is responsible for managing the investments and making investment decisions for each of the Funds. For these services and for assuming related expenses, the Adviser is entitled to a fee, computed daily and payable monthly, at the contractual annual rate of the corresponding Fund’s average daily net assets. The contractual annual rate is 0.75% for the Growth, Value and MidCap Growth Funds and 0.50% for the Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, respectively.

B.  Administration Agreements — GSAM, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), and Commerce, serve as Co-Administrators of the Trust pursuant to a Co-Administration Agreement. Under the Co-Administration Agreement, GSAM and Commerce administer the Trust’s business affairs. As compensation for the services rendered under the Co-Administration Agreement, GSAM and Commerce are entitled to a fee, computed daily and payable monthly, at the contractual annual rate of the corresponding Fund’s average daily net assets. Pursuant to the Co-Administration Agreement, the Funds will pay an aggregate administrative fee at the annual rate of 0.15%, allocated as follows: (1) for each Fund, GSAM is entitled to receive 0.03% of each Fund’s average daily net assets; and (2) for each Fund, Commerce is entitled to receive 0.12% of each Fund’s average daily net assets.

C.  Other Agreements — The Adviser agreed to reimburse expenses (excluding interest, taxes and extraordinary expenses exclusive of any custody expense reductions) to the extent that such expenses exceeded, on an annualized basis, 1.13%, 1.20%, 0.88%, 0.68%, 0.70%, 0.70% and 0.70% of the average net assets of the Growth, Value, Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds, respectively. In addition, the Funds are not obligated to reimburse the Adviser for prior fiscal year expense reimbursements, if any. Such expense reimbursements, if any, are computed daily and paid monthly and are disclosed in the Statements of Operations for the fiscal year ended October 31, 2009.

Pursuant to a Shareholder Administrative Services Plan adopted by its Board of Trustees, the Funds may enter into agreements with service organizations, such as banks and financial institutions, which may include the Adviser and its affiliates (“Service Organizations”), under which they will render shareholder administration support services. For these services, the Service Organizations are entitled to receive fees from each Fund at an annual rate of up to 0.25% of the average daily net asset value of Fund shares beneficially owned by clients of such Service Organizations. For the fiscal year ended October 31, 2009, Commerce Bank has retained $741,499 in shareowner servicing fees.

4. OTHER TRANSACTIONS WITH RELATED PARTIES

Certain Trustees participate in a Deferred Compensation Plan, as amended and restated (the “Plan”), which allows eligible non-affiliated Trustees as described in the Plan to defer the receipt of all or a portion of the Trustees’ fees payable. Under the Plan, such Trustees have deferred fees treated as if they had been invested by The Commerce Funds in the shares of one or more Funds of the Trust. All amounts payable to the Trustees under the Plan are accrued at least quarterly and determined based on the performance of such Funds.

5. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority

COMMERCE FUNDS

5. FAIR VALUE OF INVESTMENTS (continued)

to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

Growth	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$109,234,756	$—	$—
Repurchase Agreements	—	1,429,000	—
Total	$109,234,756	$1,429,000	$—

Value	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$60,323,666	$—	$—
Repurchase Agreements	—	1,458,000	—
Total	$60,323,666	$1,458,000	$—

MidCap Growth	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$48,314,938	$—	$—

Bond	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$16,830,519	$—	$—
Fixed Income
U.S Treasuries and/or Other U.S. Government Obligations and Agencies	—	44,483,898	—
Taxable Municipal Bond Obligations	—	30,050,641	—
Corporate Obligations	—	145,929,765	—
U.S. Government Guarantee Obligations	—	13,010,662	—
Mortgage-Backed Obligations	—	232,683,143	—
Asset-Backed Securities	—	70,528,214	—
Repurchase Agreements	—	22,471,000	—
Total	$16,830,519	$559,157,323	$—

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2009

5. FAIR VALUE OF INVESTMENTS (continued)

Short-Term Government	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$9,453,850	$35,985,164	$—
Mortgage-Backed Obligations	—	42,846,128	—
U.S. Government Guarantee Obligations	—	9,306,339	—
Asset-Backed Securities	—	2,531,083	—
Repurchase Agreements	—	5,581,000	—
Total	$9,453,850	$96,249,714	$—

National Tax-Free Intermediate Bond	Level 1	Level 2	Level 3
Assets
Fixed Income
Municipal Bond Obligations	$—	$160,593,473	$—
Repurchase Agreements	—	3,800,000	—
Total	$—	$164,393,473	$—

Missouri Tax-Free Intermediate Bond	Level 1	Level 2	Level 3
Assets
Fixed Income
Municipal Bond Obligations	$—	$224,961,388	$—
Repurchase Agreements	—	5,064,000	—
Total	$—	$230,025,388	$—

Kansas Tax-Free Intermediate Bond	Level 1	Level 2	Level 3
Assets
Fixed Income
Municipal Bond Obligations	$—	$73,118,884	$—
Repurchase Agreements	—	1,325,000	—
Total	$—	$74,443,884	$—

COMMERCE FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2009, were as follows:

Fund	Purchases of U.S. Government and agency obligations	Purchases (excluding U.S. Government and agency obligations)	Sales and maturities of U.S. Government and agency obligations	Sales and maturities (excluding U.S. Government and agency obligations)
Growth	$—	$40,429,837	$—	$56,801,023
Value	—	38,899,464	—	45,805,625
MidCap Growth	—	24,656,605	—	25,152,510
Bond	25,675,115	150,348,232	88,369,065	24,728,870
Short-Term Government	31,775,156	17,612,812	20,001,551	—
National Tax-Free Intermediate Bond	—	57,866,486	—	41,237,598
Missouri Tax-Free Intermediate Bond	—	66,571,590	—	20,208,559
Kansas Tax-Free Intermediate Bond	—	11,743,886	—	11,096,651

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

	Growth	Value	MidCap Growth	Bond
Distributions paid from:
Ordinary income	$314,245	$1,302,063	$16,096	$28,468,160
Net long-term capital gains	—	—	1,680,253	—
Total taxable distributions	$314,245	$1,302,063	$1,696,349	$28,468,160
	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond
Distributions paid from:
Ordinary income	$3,407,887	$11,222	$789	$1,192
Net long-term capital gains	—	1,437,607	203,424	155,412
Total taxable distributions	$3,407,887	$1,448,829	$204,213	$156,604
Total tax-exempt income distributions	$—	$5,807,605	$7,081,861	$2,489,004
The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows:
	Growth	Value	MidCap Growth	Bond
Distributions paid from:
Ordinary income	$305,047	$4,080,449	$—	$25,287,261
Net long-term capital gains	2,209,351	11,501,645	7,205,864	—
Total taxable distributions	$2,514,398	$15,582,094	$7,205,864	$25,287,261

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2009

7. TAX INFORMATION (continued)

	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond
Distributions paid from:
Ordinary income	$3,465,997	$68,702	$77,832	$37,871
Net long-term capital gains	—	382,630	645,318	203,301

Total taxable distributions	$3,465,997	$451,332	$723,150	$241,172

Total tax-exempt income distributions	$—	$5,369,888	$5,675,497	$2,427,406
As of October 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:
	Growth	Value	MidCap Growth	Bond
Undistributed ordinary income — net	$548,794	$55,920	$49,841	$1,869,782

Capital loss carryforward	(15,928,704)	(16,515,548)	(5,343,741)	(9,765,290)
Timing differences (distributions payable, deferred compensation)	(16,939)	(16,734)	(11,873)	(2,068,095)
Unrealized gains (losses) — net	(1,098,983)	(5,271,574)	546,781	17,650,916

Total accumulated gains (losses) — net	$(16,495,832)	$(21,747,936)	$(4,758,992)	$7,687,313
	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond
Undistributed ordinary income — net	$203,287	$422,606	$158,499	$67,095
Undistributed tax-exempt income	—	562,323	497,330	130,157
Undistributed long-term capital gains	—	—	177,155	175,592

Total undistributed earnings	$203,287	$984,929	$832,984	$372,844

Capital loss carryforward	(13,659,855)	—	—	—
Timing differences (distributions payable, deferred compensation)	(218,311)	(503,031)	(592,257)	(197,351)
Unrealized gains — net	2,456,158	3,267,831	6,359,030	2,617,599

Total accumulated gains (losses) — net	$(11,218,721)	3,749,729	$6,599,757	$2,793,092

	Growth	Value	MidCap Growth	Bond	Short-Term Government
Capital loss carryforward:(1)
Expiring 2010	$—	$—	$—	$—	$(679,994)
Expiring 2011	—	—	—	—	(2,174,462)
Expiring 2012	—	—	—	(5,648,104)	(3,771,248)
Expiring 2013	—	—	—	(540,238)	(2,538,488)
Expiring 2014	—	—	—	(3,576,948)	(2,653,199)
Expiring 2015	—	—	—	—	(1,094,544)
Expiring 2016	(4,003,861)	(4,798,672)	—	—	(347,228)
Expiring 2017	(11,924,843)	(11,716,876)	(5,343,741)	—	(400,692)

Total capital loss carryforward:	$(15,928,704)	$(16,515,548)	$(5,343,741)	$(9,765,290)	$(13,659,855)

(1)	Expiration occurs on October 31 of the year indicated. Utilization of these losses may be limited under the Code. The Bond Fund utilized $5,767, 277 of capital losses in the current fiscal year.

COMMERCE FUNDS

7. TAX INFORMATION (continued)

At October 31, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Growth	Value	MidCap Growth	Bond
Tax Cost	$111,762,739	$67,053,240	$47,768,157	$558,336,926
Gross unrealized gain	9,657,782	5,003,346	5,023,536	36,220,905
Gross unrealized loss	(10,756,765)	(10,274,920)	(4,476,755)	(18,569,989)

Net unrealized security gain (loss)	$(1,098,983)	$(5,271,574)	$546,781	$17,650,916
	Short-Term Government	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond
Tax Cost	$103,247,406	$161,125,642	$223,666,358	$71,826,285
Gross unrealized gain	3,291,798	4,157,257	7,117,361	2,680,118
Gross unrealized loss	(835,640)	(889,426)	(758,331)	(62,519)

Net unrealized security gain	$2,456,158	$3,267,831	$6,359,030	$2,617,599

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales, differing tax treatment of accretion of market discount and premium amortization.

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and resulted primarily from the difference in tax treatment of market discount accretion, premium amortization, recognition of income and gains/losses of certain bonds and Real Estate Investment Trusts.

Fund	Paid-in Capital	Accumulated net realized gain (loss)	Accumulated undistributed (distributions in excess of) net investment income
Value	$—	$3,029	$(3,029)
MidCap Growth	786	1,964	(2,750)
Bond	—	(943,630)	943,630
Short-Term Government	—	(982,943)	982,943
National Tax-Free Intermediated Bond	—	(1,852)	1,852
Missouri Tax-Free Intermediate Bond	—	1,138	(1,138)
Kansas Tax-Free Intermediate Bond	—	(281)	281

8. OTHER RISKS

Insurance Concentrations — The Tax-Free Funds may invest in “insured” tax exempt municipal securities (“Insured Municipal Securities”). Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (nongovernmental) insurance company. The insurance only entitles the Funds to receive interest and the face or par value of the securities held by the Funds in the event that the underlying obligor cannot make timely payments. The

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2009

8. OTHER RISKS (continued)

insurance does not guarantee the market value of the Insured Municipal Securities or the value of the shares of the Funds. As of October 31, 2009, the following private insurers insured 5% or more of the net assets of one or more of the Funds:

Insurer/Rating	National Tax-Free Intermediate Bond	Missouri Tax-Free Intermediate Bond	Kansas Tax-Free Intermediate Bond
AMBAC Assurance Corp. (CC/Caa2)	11%	5%	16%
Financial Guaranty Insurance Co. (NR/NR)	8	—	13
Financial Security Assurance Co. (AAA/Aa3)	—	14	12
MBIA Insurance Corp. (BB+/B3)	13	12	17

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Portfolio Concentrations — As a result of the Missouri Tax-Free Intermediate Bond and Kansas Tax-Free Intermediate Bond Funds’ (each a “Tax-Free Fund” and collectively the “Tax-Free Funds”) ability to invest a large percentage of their assets in obligations of issuers within certain states, they are subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting such states.

Under normal market conditions, the Missouri Tax-Free Intermediate Bond Fund and the Kansas Tax-Free Intermediate Bond Fund invest at least 80% of their assets plus any borrowings for investment purposes (measured at the time of purchase) in Missouri and Kansas municipal securities, respectively, the income from which, in the opinion of bond counsel, is exempt from regular federal income tax, federal alternative minimum taxes and Missouri and Kansas state taxes, respectively. For each of the Missouri and Kansas Tax-Free Funds, the actual payment of principal and interest on Missouri and Kansas municipal securities is dependent on the Missouri General Assembly and the Kansas legislature, respectively, allotting money each fiscal year for these payments.

The investments of the Growth, Value and MidCap Growth Funds may be concentrated in securities of technology companies. At times, securities of technology companies may experience significant price fluctuations.

The Value Fund may be concentrated in securities of financial companies. At times, securities of financial companies may be subject to greater price volatility than securities of companies in other sectors and may experience significant price fluctuations.

The Bond and Short-Term Government Funds may invest 80% and 100%, respectively, of their total assets in mortgage-related securities and the Bond Fund may invest 80% of its total assets in asset-backed securities. Mortgage-backed securities, especially collateralized mortgage-backed securities, may be subject to risks that include price volatility, liquidity, and enhanced sensitivity to interest rates. As a result, mortgage-backed securities may be more difficult to value and liquidate, if necessary. Mortgage-backed securities are also subject to prepayment risk, which may result in a decreased rate of return and a decline in the value of the securities. Asset-backed securities have a greater risk of default during periods of economic downturn than other securities. Also, asset-backed securities may be less liquid than other securities and therefore more difficult to value and liquidate, if necessary.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to Funds. Additionally, in the course of

COMMERCE FUNDS

9. INDEMNIFICATIONS (continued)

business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, Commerce and GSAM believe the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB ASC 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, Commerce and GSAM have concluded that subsequent events after the balance sheet date have been evaluated through December 18, 2009, the date that the financial statements were issued.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Growth Fund
	For the Fiscal Year Ended October 31, 2009		For the Fiscal Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares*
Shares sold	1,027,325	$18,223,112	645,292	$15,916,326
Reinvestment of distributions	8,462	142,078	56,466	1,554,805
Shares redeemed	(1,868,944)	(34,033,576)	(2,338,961)	(58,734,234)
Net Decrease	(833,157)	$(15,668,386)	(1,637,203)	$(41,263,103)

	Value Fund
	For the Fiscal Year Ended October 31, 2009		For the Fiscal Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares*
Shares sold	1,692,614	$23,883,435	697,747	$16,080,127
Reinvestment of distributions	22,254	328,893	323,569	7,929,495
Shares redeemed	(1,897,288)	(29,009,047)	(1,928,602)	(43,396,751)
Net Decrease	(182,420)	$(4,796,719)	(907,286)	$(19,387,129)

*	On February 10, 2009, all outstanding Institutional Shares were redesignated as Shares.

COMMERCE FUNDS

Notes to Financial Statements (continued)

October 31, 2009

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	MidCap Growth Fund
	For the Fiscal Year Ended October 31, 2009		For the Fiscal Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares*
Shares sold	627,432	$12,490,541	162,117	$4,903,744
Reinvestment of distributions	52,181	895,718	128,969	4,299,842
Shares redeemed	(566,072)	(12,244,500)	(1,046,214)	(32,539,963)
Net Increase (Decrease)	113,541	$1,141,759	(755,128)	$(23,336,377)

	Bond Fund
	For the Fiscal Year Ended October 31, 2009		For the Fiscal Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares*
Shares sold	7,758,152	$142,470,239	4,596,952	$84,570,456
Reinvestment of distributions	290,053	5,328,441	270,358	4,954,440
Shares redeemed	(6,927,959)	(126,656,082)	(5,450,492)	(100,321,536)
Net Increase (Decrease)	1,120,246	$21,142,598	(583,182)	$(10,796,640)

	Short-Term Government Fund
	For the Fiscal Year Ended October 31, 2009		For the Fiscal Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares*
Shares sold	3,176,909	$57,048,228	788,477	$14,023,014
Reinvestment of distributions	62,883	1,127,293	55,318	983,617
Shares redeemed	(1,878,650)	(33,671,525)	(1,328,794)	(23,651,894)
Net Increase (Decrease)	1,361,142	$24,503,996	(484,999)	$(8,645,263)

	National Tax-Free Intermediate Bond Fund
	For the Fiscal Year Ended October 31, 2009		For the Fiscal Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares*
Shares sold	2,818,250	$52,145,356	1,177,094	$22,039,079
Reinvestment of distributions	26,139	467,592	18,419	345,583
Shares redeemed	(1,807,241)	(33,508,935)	(1,248,401)	(23,361,249)
Net Increase (Decrease)	1,037,148	$19,104,013	(52,888)	$(976,587)

*	On February 10, 2009, all outstanding Institutional Shares were redesignated as Shares.

COMMERCE FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Missouri Tax-Free Intermediate Bond Fund
	For the Fiscal Year Ended October 31, 2009		For the Fiscal Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares*
Shares sold	5,055,525	$96,605,537	3,012,619	$56,965,410
Reinvestment of distributions	23,648	451,263	23,146	438,830
Shares redeemed	(2,479,052)	(47,273,946)	(1,567,518)	(29,596,710)
Net Increase	2,600,121	$49,782,854	1,468,247	$27,807,530

	Kansas Tax-Free Intermediate Bond Fund
	For the Fiscal Year Ended October 31, 2009		For the Fiscal Year Ended October 31, 2008
	Shares	Dollars	Shares	Dollars
Shares*
Shares sold	1,281,803	$24,193,446	765,232	$14,194,781
Reinvestment of distributions	9,526	177,023	12,271	227,770
Shares redeemed	(1,161,942)	(21,826,422)	(650,052)	(12,011,313)
Net Increase	129,387	$2,544,047	127,451	$2,411,238

*	On February 10, 2009, all outstanding Institutional Shares were redesignated as Shares.

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
GROWTH FUND
For the Fiscal Years Ended October 31,
2009(c)	$18.44	$0.10		$2.75	$2.85	$(0.05)	$—	$(0.05)
2008	29.11	0.05		(10.39)	(10.34)	(0.04)	(0.29)	(0.33)
2007	25.56	0.04		3.55	3.59	(0.04)	—	(0.04)
2006(d)	22.56	0.04		3.08	3.12	(0.12)	—	(0.12)
2005	20.82	0.14	(e)	1.63	1.77	(0.03)	—	(0.03)

VALUE FUND
For the Fiscal Years Ended October 31,
2009(c)	$16.31	$0.30		$0.50	$0.80	$(0.30)	$—	$(0.30)
2008	29.02	0.39		(9.84)	(9.45)	(0.39)	(2.87)	(3.26)
2007	29.53	0.36		1.90	2.26	(0.36)	(2.41)	(2.77)
2006(d)	24.96	0.35		4.66	5.01	(0.34)	(0.10)	(0.44)
2005	22.70	0.27		2.28	2.55	(0.29)	—	(0.29)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	On February 10, 2009, all outstanding Institutional Shares were redesignated as Shares.

(d)	On February 3, 2006, all outstanding Service Shares were converted into Institutional Shares.

(e)	Reflects income recognized from a special dividend which amounted to $0.14 per share and 0.62% of average net assets.

76	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

					Ratios assuming no expense reductions
Net asset value, end of year	Total return(b)	Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate

$21.24	15.55%	$110,522	1.13%	0.52%	1.20%	0.45%	39%
18.44	(35.82)	111,319	1.11	0.18	1.11	0.18	43
29.11	14.04	223,441	1.13	0.15	1.14	0.14	70
25.56	13.86	173,813	1.13	0.16	1.18	0.11	47
22.56	8.52	150,676	1.13	0.64 (e)	1.23	0.54 (e)	40

$16.81	5.19%	$63,622	1.20%	1.98%	1.22%	1.96%	61%
16.31	(36.04)	64,726	1.14	1.74	1.14	1.74	45
29.02	8.11	141,455	1.13	1.25	1.13	1.25	55
29.53	20.29	120,685	1.18	1.28	1.18	1.28	49
24.96	11.26	111,761	1.18	1.12	1.19	1.11	37

The accompanying notes are an integral part of these financial statements.	77

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
MIDCAP GROWTH FUND
For the Fiscal Years Ended October 31,
2009(c)	$21.13	$0.02	$3.81	$3.83	$(0.01)	$(0.89)	$(0.90)
2008	37.60	0.01	(13.72)	(13.71)	—	(2.76)	(2.76)
2007	33.61	(0.11)	4.14	4.03	—	(0.04)	(0.04)
2006(d)	28.45	(0.11)	5.27	5.16	—	—	—
2005	24.72	(0.14)	3.87	3.73	—	—	—

		Income (loss) from investment operations
Year	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
BOND FUND
For the Fiscal Years Ended October 31,
2009(c)	$17.29	$0.96	$1.91	$2.87	$(0.99)
2008	18.39	0.85	(1.07)	(0.22)	(0.88)
2007	18.12	0.82	0.31 (e)	1.13	(0.86)
2006(d)	18.12	0.78	0.06	0.84	(0.84)
2005	18.71	0.76	(0.49)	0.27	(0.86)

(a)	Calculated based on the average shares outstanding methodology.

(b)

Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	On February 10, 2009, all outstanding Institutional Shares were redesignated as Shares.

(d)	On February 3, 2006, all outstanding Service Shares were converted into Institutional Shares.

(e)	Reflects an increase of $0.19 per share and 1.06% of average net assets due in payments received for class action settlements received this year.

(f)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payments, the total return would have been 5.31%.

(g)	Reflects an increase of 0.06% to total return and 0.04% of average net assets per share due to a payment made by the Trust’s Accounting Agent relating to a distribution in excess of net investment income.

78	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

					Ratios assuming no expense reductions
Net asset value, end of year	Total return(b)	Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate

$24.06	19.76%	$48,771	1.33%	0.12%	1.33%	0.12%	58%
21.13	(39.07)	40,444	1.21	0.02	1.21	0.02	57
37.60	12.01	100,357	1.18	(0.32)	1.18	(0.32)	65
33.61	18.14	91,874	1.22	(0.35)	1.22	(0.35)	64
28.45	15.09	75,274	1.28	(0.54)	1.29	(0.55)	87

							Ratios assuming no expense reductions
Net asset value, end of year	Total return(b)		Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets		Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate

$19.17	17.00%		$570,560	0.81%	5.23%		0.81%	5.23%		22%
17.29	(1.37)		495,168	0.79	4.62		0.79	4.62		9
18.39	6.37	(f)	537,430	0.82	4.50		0.82	4.50		23
18.12	4.76		548,713	0.85	4.35		0.85	4.35		38
18.12	1.46	(g)	569,200	0.83	4.11	(g)	0.84	4.10	(g)	23

The accompanying notes are an integral part of these financial statements.	79

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
SHORT-TERM GOVERNMENT FUND
For the Fiscal Years Ended October 31,
2009(c)	$17.53	$0.56	$0.79	$1.35	$(0.72)
2008	17.65	0.66	(0.03)	0.63	(0.75)
2007	17.56	0.69	0.16	0.85	(0.76)
2006(d)	17.57	0.61	0.11	0.72	(0.73)
2005	18.16	0.53	(0.42)	0.11	(0.70)

		Income (loss) from investment operations			Distributions to shareholders
Year	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
NATIONAL TAX-FREE INTERMEDIATE BOND FUND
For the Fiscal Years Ended October 31,
2009(c)	$17.82	$0.70	$1.20	$1.90	$(0.70)	$(0.18)	$(0.88)
2008	18.83	0.70	(0.96)	(0.26)	(0.70)	(0.05)	(0.75)
2007	19.07	0.71	(0.19)	0.52	(0.71)	(0.05)	(0.76)
2006(d)	19.05	0.72	0.13	0.85	(0.73)	(0.10)	(0.83)
2005	19.59	0.72	(0.51)	0.21	(0.71)	(0.04)	(0.75)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	On February 10, 2009, all outstanding Institutional Shares were redesignated as Shares.

(d)	On February 3, 2006, all outstanding Service Shares were converted into Institutional Shares.

80	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

					Ratios assuming no expense reductions
Net asset value, end of year	Total return(b)	Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate

$18.16	7.85%	$105,981	0.68%	3.14%	0.93%	2.89%	25%
17.53	3.60	78,455	0.68	3.68	0.90	3.46	30
17.65	4.97	87,511	0.68	3.91	0.90	3.69	15
17.56	4.21	129,940	0.68	3.49	0.89	3.28	28
17.57	0.63	157,183	0.68	3.00	0.91	2.77	32

					Ratios assuming no expense reductions
Net asset value, end of year	Total return(b)	Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate

$18.84	10.89%	$163,878	0.70%	3.77%	0.85%	3.62%	27%
17.82	(1.47)	136,575	0.70	3.76	0.82	3.64	45
18.83	2.81	145,265	0.70	3.78	0.83	3.65	42
19.07	4.57	154,304	0.70	3.80	0.88	3.62	42
19.05	1.09	162,792	0.70	3.71	0.87	3.54	48

The accompanying notes are an integral part of these financial statements.	81

COMMERCE FUNDS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations			Distributions to shareholders
Year	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
MISSOURI TAX-FREE INTERMEDIATE BOND FUND
For the Fiscal Years Ended October 31,
2009(c)	$18.27	$0.67	$1.05	$1.72	$(0.67)	$(0.02)	$(0.69)
2008	19.01	0.69	(0.66)	0.03	(0.69)	(0.08)	(0.77)
2007	19.22	0.71	(0.19)	0.52	(0.71)	(0.02)	(0.73)
2006(d)	19.19	0.74	0.10	0.84	(0.75)	(0.06)	(0.81)
2005	19.83	0.74	(0.62)	0.12	(0.74)	(0.02)	(0.76)

KANSAS TAX-FREE INTERMEDIATE BOND FUND
For the Fiscal Years Ended October 31,
2009(c)	$17.90	$0.63	$1.20	$1.83	$(0.64)	$(0.04)	$(0.68)
2008	18.58	0.64	(0.63)	0.01	(0.64)	(0.05)	(0.69)
2007	18.78	0.66	(0.14)	0.52	(0.66)	(0.06)	(0.72)
2006(d)	18.75	0.70	0.08	0.78	(0.70)	(0.05)	(0.75)
2005	19.33	0.69	(0.56)	0.13	(0.69)	(0.02)	(0.71)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	On February 10, 2009, all outstanding Institutional Shares were redesignated as Shares.

(d)	On February 3, 2006, all outstanding Service Shares were converted into Institutional Shares.

82	The accompanying notes are an integral part of these financial statements.

COMMERCE FUNDS

					Ratios assuming no expense reductions
Net asset value, end of year	Total return(b)	Net assets at end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate

$19.30	9.54%	$229,687	0.70%	3.50%	0.83%	3.37%	10%
18.27	0.10	169,838	0.70	3.63	0.81	3.52	7
19.01	2.77	148,824	0.68	3.74	0.82	3.60	21
19.22	4.48	159,628	0.65	3.87	0.88	3.64	15
19.19	0.61	172,124	0.65	3.77	0.87	3.55	19

$19.05	10.33%	$75,878	0.70%	3.38%	0.93%	3.15%	16%
17.90	0.01	68,986	0.70	3.46	0.90	3.26	13
18.58	2.82	69,270	0.68	3.55	0.92	3.31	18
18.78	4.28	69,075	0.65	3.75	0.98	3.42	33
18.75	0.68	68,128	0.65	3.64	1.00	3.29	13

The accompanying notes are an integral part of these financial statements.	83

COMMERCE FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The Commerce Funds:

We have audited the accompanying statements of assets and liabilities of Growth Fund, Value Fund, MidCap Growth Fund, Bond Fund, Short-Term Government Fund, National Tax-Free Intermediate Bond Fund, Missouri Tax-Free Intermediate Bond Fund, and Kansas Tax-Free Intermediate Bond Fund, portfolios of The Commerce Funds, (collectively, “The Commerce Funds”), including the schedule of investments, as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of The Commerce Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Commerce Funds as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 18, 2009

Fund Expenses (Unaudited) – Six Month Period Ended October 31, 2009

As a shareholder of the Funds you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; shareholder servicing fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees, but shareholders of other funds may incur such costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value 5/01/09	Ending Account Value 10/31/09		Expenses Paid for the 6 months ended 10/31/09*	Beginning Account Value 5/01/09	Ending Account Value 10/31/09		Expenses Paid for the 6 months ended 10/31/09*	Beginning Account Value 5/01/09	Ending Account Value 10/31/09		Expenses Paid for the 6 months ended 10/31/09*	Beginning Account Value 5/01/09	Ending Account Value 10/31/09		Expenses Paid for the 6 months ended 10/31/09*
	Growth Fund				Value Fund				MidCap Growth Fund				Bond Fund
Shares
Actual	$1,000.00	$1,181.30		$6.21	$1,000.00	$1,208.60		$6.68	$1,000.00	$1,168.60		$7.27	$1,000.00	$1,091.00		$4.27
Hypothetical 5% return	1,000.00	1,019.51	+	5.75	1,000.00	1,019.16	+	6.11	1,000.00	1,018.50	+	6.77	1,000.00	1,021.12	+	4.13
	Short-Term Government Fund				National Tax-Free Intermediate Bond Fund				Missouri Tax-Free Intermediate Bond Fund				Kansas Tax-Free Intermediate Bond Fund
Shares
Actual	$1,000.00	$1,034.60		$3.49	$1,000.00	$1,026.00		$3.57	$1,000.00	$1,021.30		$3.57	$1,000.00	$1,024.50		$3.57
Hypothetical 5% return	1,000.00	1,021.78	+	3.47	1,000.00	1,021.68	+	3.57	1,000.00	1,021.68	+	3.57	1,000.00	1,021.68	+	3.57

*	Expenses are calculated using each Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the year. The annualized net expense ratios for the period were as follows:

Fund		Fund
Growth	1.13%	Short-Term Government	0.68%
Value	1.20	National Tax-Free Intermediate Bond	0.70
MidCap Growth	1.33	Missouri Tax-Free Intermediate Bond	0.70
Bond	0.81	Kansas Tax-Free Intermediate Bond	0.70

+	Hypothetical expenses are based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses.

COMMERCE FUNDS

Trustees and Officers (Unaudited)

The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Commerce Funds’ statement of additional information (“SAI”), which includes additional information about the Trustees, is available and may be obtained without charge by calling 1-800-995-6365.

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns or is removed by at least two-thirds of the Board of Trustees in accordance with the Trust’s Declaration of Trust; (c) in accordance with the by-laws of the Board of Trustees (which may be changed by the Trustees without shareholder approval) at the end of the fiscal year during which the Trustee attains the age of 75 years; provided that the Board, in its discretion, may vote to continue the service of any Trustee past the age of 75 years, or (d) the Trust terminates. The Trust does not have procedures in place to accept nominations of Trustees by shareowners. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor; (b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with the Trust’s by-laws; or (c) the Trust terminates.

Independent Trustees

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
John Eric Helsing c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 11/6/33	Trustee and Chairman	15 years	Retired. Former Professor and Chairman, Department of Business Administration and Economics of William Jewell College. Former lecturer at William Jewell College.	8	None

David L. Bodde c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/27/43	Trustee	15 years	Professor and Senior Fellow, Spiro Center for Entrepreneurial Leadership, Clemson University, since August 2004. Charles N. Kimball Professor of Technology and Innovation, University of Missouri, Kansas City, July 1996 to July 2004.	8	Director, Great Plains Energy Inc. since 1994.

Charles W. Peffer c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 10/6/47	Trustee	6 years	Retired. Former Partner and Managing Partner of KPMG LLP until 2002.	8	Director, Garmin Ltd. (aviation and consumer technology) since 2004; Director, NPC International Inc. (restaurant and business) since 2006.

COMMERCE FUNDS

Interested Trustees

Name, Address and Age	Position(s) Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee(2)
* Martin E. Galt III c/o The Commerce Funds 922 Walnut Street Kansas City, MO 64106 DOB: 1/6/42	Trustee	6 years	Chairman, The Commerce Trust Company, September, 2004 to present. President, Investment Products, TIAA-CREF, January 1999 to October 2003. Executive Vice President, Bank of America (f/k/a NationsBank), 1997 to 2000.	8	None

Officers

Name, Address and Age	Position Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
William Schuetter Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 4/17/60	President	1 year 6 months

Chief Operations Officer, Commerce Investment Advisors, Inc., since May 2001; Director, Commerce Investment Advisors, Inc., since April 2008; President of The Commerce Funds, since May 2008; Vice President and Business Manager for The Commerce Funds, from December 1998 to May 2008.

Angela Dew Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 3/8/77	Vice President Chief Compliance Officer and Anti-Money Laundering Officer	3 years	Chief Compliance Officer of the Trust, since 2007. Chief Compliance Officer, Commerce Investment Advisors, Inc., since 2007. Senior Audit Analyst, Commerce Bank, N.A., September 2001 to January 2007.

*	Mr. Galt is an interested person of the Trust because he is Chairman of The Commerce Trust Company, an affiliate of the Adviser and the Trust, and because he owns shares of the Adviser’s parent company, Commerce Bancshares, Inc.

(1)	The “Fund Complex” consists of the Trust.

(2)

Directorships of companies required to file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

COMMERCE FUNDS

Trustees and Officers (Unaudited) (continued)

Officers (continued)

Name, Address and Age	Position Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey Bolin Commerce Investment Advisors, Inc. 922 Walnut Street Kansas City, MO 64106 DOB: 4/18/67	Assistant Vice President	1 year	Assistant Vice President and Business Manager, Commerce Investment Advisors, Inc. and The Commerce Funds, since November 2008; Assistant Vice President and Trust Operations Manager, The Commerce Trust Company, December 1998 to July 2008.

Scott McHugh Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 9/13/71	Treasurer	2 years	Vice President, Goldman Sachs Asset Management, Global Products Services Group, since February 2007. Treasurer, Goldman Sachs Mutual Fund Complex, since October 2009. Assistant Treasurer, Goldman Sachs Mutual Fund Complex, since 2007 to October 2009. Director, DWS Scudder, 2005 to February 2007. Assistant Treasurer DWS Scudder Funds, 2005 to February 2007. Vice President, DWS Scudder, 2002 to 2005.

Peter W. Fortner Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038 DOB: 1/25/58	Chief Accounting Officer	2 years	Vice President, Goldman, Sachs & Co., since July 2000. Assistant Treasurer, Goldman Sachs Mutual Fund Complex, since July 2000.

Philip V. Giuca, Jr. Goldman, Sachs & Co. 32 Old Slip New York, NY 10005 DOB: 3/3/62	Assistant Treasurer	10 years	Assistant Treasurer and Vice President, Goldman, Sachs & Co., since May 1992.

COMMERCE FUNDS

Name, Address and Age	Position Held with The Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Diana E. McCarthy Drinker Biddle & Reath LLP One Logan Square 18th and Cherry Streets Philadelphia, PA 19103-6996 DOB: 7/5/51	Secretary	6 years	Partner in the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania.

George Djurasovic Goldman, Sachs & Co. One New York Plaza, 37th Floor New York, NY 10004 DOB: 2/10/71	Assistant Secretary	4 years	Vice President and Associate General Counsel, Goldman Sachs & Co., since 2006. Vice President and Assistant General Counsel, Goldman Sachs & Co., 2005-2006. Senior Counsel TIAA-CREF, 2004-2005; Counsel 2000-2004.

COMMERCE FUNDS

The Commerce Funds

Growth Fund:

The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in technology companies, which may produce or use products or services that prove commercially unsuccessful or become obsolete, may be subject to greater price volatility than securities of companies in other sectors.

Value Fund:

The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in technology companies, which may produce or use products or services that prove commercially unsuccessful or become obsolete, may be subject to greater price volatility than securities of companies in other sectors. Investments in financial companies may be subject to greater price volatility than securities of companies in other sectors and may experience significant price fluctuations.

MidCap Growth Fund:

The Fund invests in small- and mid-capitalization securities. Generally, smaller and mid-sized companies are more vulnerable to adverse developments because of more limited product lines, markets or financial resources. As a result, the securities of smaller and mid-sized companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic trading and price movements. Investments in technology companies, which may produce or use products or services that prove commercially unsuccessful or become obsolete, may be subject to greater price volatility than securities of companies in other sectors.

Bond Fund:

Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Mortgage-backed securities are subject to prepayment risks, which may result in greater share price volatility. Asset-backed securities may be less liquid than other securities and therefore more difficult to value and liquidate, if necessary.

Short-Term Government Fund:

Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility.

National Tax-Free Intermediate Bond Fund:

Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. Investments in municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or legislative changes. The Fund’s investments may subject shareholders to the federal alternative minimum tax and state income taxes.

Missouri Tax-Free Intermediate Bond Fund:

Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund invests its assets predominately in Missouri bonds. The actual payment of principal and interest on these bonds

COMMERCE FUNDS

is dependent on the Missouri General Assembly allotting money each fiscal year for these payments. The Fund is non-diversified. Due to its concentration in Missouri issuers, the Fund may be subject to greater risks than a more diversified fund. In addition, a change in the value of any single holding may affect the overall value more than it would affect a diversified fund that holds more investments. Investments in municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or legislative changes. In addition, the Fund’s investments may subject shareholders to federal alternative minimum tax. The investment income from this Fund may be subject to state income taxes.

Kansas Tax-Free Intermediate Bond Fund:

Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund invests its assets predominately in Kansas bonds. The actual payment of principal and interest on these bonds is dependent on the Kansas legislature allotting money each fiscal year for these payments. The Fund is non-diversified. Due to its concentration in Kansas issuers, the Fund may be subject to greater risks than a more diversified fund. In addition, a change in the value of any single holding may affect the overall value more than it would affect a diversified fund that holds more investments. Investments in municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation or legislative changes. In addition, the Fund’s investments may subject shareholders to federal alternative minimum tax. The investment income from this Fund may be subject to state income taxes.

COMMERCE FUNDS

The Commerce Funds (continued)

Commerce Funds Tax Information (Unaudited)

For the fiscal year ended October 31, 2009, 100% of the dividends paid from net investment company taxable income by the Growth, Value, and Mid Cap Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended October 31, 2009, the Growth, Value, and Mid Cap Growth Funds designate 100% of the dividends paid from net investment company taxable income as qualifying for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Mid Cap Growth, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, Kansas Tax-Free Intermediate Bond Funds designate $1,680,253, $1,437,607, $203,424, and $155,412, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2009. Of the amounts designated by the Mid Cap Growth, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, Kansas Tax-Free Intermediate Bond Funds, $1,679,935, $1,437,607, $203,424, and $155,412, respectively, are taxed at a maximum rate of 15% while the balance (if any) is taxed at a maximum rate of 25%.

During the fiscal year ended October 31, 2009, 99.81%, 99.99%, and 99.96%, of the distributions from net investment income paid by the National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, and Kansas Tax-Free Intermediate Bond Funds, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

During the fiscal year ended October 31, 2009, 100% of the distributions paid from net investment company taxable income by the Bond, Short-Term Government, National Tax-Free Intermediate Bond, Missouri Tax-Free Intermediate Bond, and Kansas Tax-Free Intermediate Bond Funds, respectively, are designated as either interest-related dividends or short-term capital gain dividends pursuant to section 871(k) of the Internal Revenue Code.

ADVISER AND CO-ADMINISTRATOR	DISTRIBUTOR
Commerce Investment Advisors, Inc.	Goldman, Sachs & Co.
922 Walnut Street	32 Old Slip
4th Floor	New York, New York 10005
Kansas City, Missouri 64106
CO-ADMINISTRATOR
CUSTODIAN/ACCOUNTING AGENT	Goldman Sachs Asset Management
State Street Bank & Trust Company	32 Old Slip
1 Lincoln Street	New York, New York 10005
Boston, Massachusetts 02111
INDEPENDENT REGISTERED
TRANSFER AGENT	PUBLIC ACCOUNTING FIRM
Boston Financial Data Services, Inc.	KPMG LLP
330 W. 9th	99 High Street
4th Floor	Boston, Massachusetts 02110
Kansas City, Missouri 64105
LEGAL COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, Pennsylvania 19103-6996

This Annual Report contains facts concerning The Commerce Funds’ objectives and policies, management, expenses, and other information. For more complete information about The Commerce Funds, a prospectus may be obtained by calling 1-800-995-6365. An investor should read the prospectus carefully before investing or sending money.

The Commerce Funds are advised by Commerce Investment Advisors, Inc., a subsidiary of Commerce Bank, N.A., which receives a fee for its services. The Commerce Funds are distributed by Goldman, Sachs & Co.

The Commerce Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Commerce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without change, upon request by calling 1-800-995-6365 and (ii) on the SEC’s website at http://www.sec.gov.

This report is not authorized for distribution to prospective investors unless preceeded or accompanied by a current prospectus, which contains more complete information about the Commerce Funds’ investment policies, fees and expenses. Investors should read the prospectus carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

TRUSTEES

J. Eric Helsing, Chairman

David L. Bodde

Martin E. Galt III

Charles W. Peffer

OFFICERS

William Schuetter, President

Angela Dew, Vice President and Chief Compliance Officer

Jeffrey Bolin, Assistant Vice President

Peter W. Fortner, Chief Accounting Officer

Scott McHugh, Treasurer

Philip V. Giuca Jr., Assistant Treasurer

Diana E. McCarthy, Secretary

George Djurasovic, Assistant Secretary

922 Walnut

Fourth Floor

Kansas City, Missouri 64106

www.commercefunds.com

1-800-995-6365

CB 5041

commerce funds TM	12/09

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics, the Code of Conduct for Senior Officers, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The Code of Conduct for Senior Officers is incorporated by reference to Exhibit 1l(a)(l) of registrant’s Form N-CSR filed on January 7, 2005 (Accession numbers 0001193125-05-003055).

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Conduct for Senior Officers.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Conduct for Senior Officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Charles W. Peffer is the “audit committee financial expert” and is “independent” (as each of these terms is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $108,530 and $108,530 for fiscal years ended October 31, 2009 and 2008, respectively.

(b) Audit-Related Fees. There were no fees billed in either of the last two fiscal years for assurance and related services by the registrant’s principal accountant reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this item.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $32,000 and $40,300 for the fiscal years ended October 31, 2009 and 2008, respectively. Tax fees for the fiscal years ended October 31, 2009 and 2008 consist of tax compliance services rendered to the registrant. These services include the preparation of federal and state corporate tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees. There were no fees billed in either of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(l) Pursuant to a Board resolution adopted on February 10, 2004, to the extent required by applicable regulations, all audit and non-audit services provided by the independent accountants shall be pre-approved either: (a) by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit Committee by the Chairman of the Audit Committee and the registrant’s designated Audit Committee Financial Expert, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

(e)(2) There were no services described in each of paragraphs (b) through (d) of this item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $362,517 and $379,037 for the fiscal years ended October 31, 2009 and 2008, respectively.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a) The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT	COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED	PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1)	The Commerce Funds’ Code of Conduct for Senior Officers is incorporated by reference to Exhibit 1l(a)(l) of the registrant’s Form N-CSR filed on January 7, 2005 (Accession Number 0001193125-05-003055).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE COMMERCE FUNDS

/s/ Bill Schuetter
Bill Schuetter
President
December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Bill Schuetter
Bill Schuetter
President
The Commerce Funds
December 30, 2009

/s/ Peter Fortner
Peter Fortner
Chief Accounting Officer
The Commerce Funds
December 30, 2009